PROSPECTUS                                  Filing Pursuant to 497C
                                            Registration #33-50434

                                THE LEGENDS FUND, INC.
                                515 WEST MARKET STREET
                              LOUISVILLE, KENTUCKY 40202
                              TELEPHONE:  1-800-325-8583


The Legends Fund, Inc. (FUND) is an open-end management investment company with multiple portfolios available for investment. Shares of the Portfolios are currently sold only to separate accounts of Integrity Life Insurance Company and National Integrity Life Insurance Company as an investment medium for variable annuity certificates and contracts they issue. The Fund's current portfolios and their investment objectives are:

  - HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO seeks long-term capital appreciation. It invests primarily in stocks of established companies with proven records of superior and consistent growth.

  - ZURICH KEMPER VALUE PORTFOLIO (FORMERLY DREMAN VALUE PORTFOLIO) seeks primarily long-term capital appreciation with a secondary objective of current income. It invests primarily in equity securities considered by the Sub-Adviser to be undervalued.

  - ZWEIG ASSET ALLOCATION PORTFOLIO seeks long-term capital appreciation. It invests primarily in stocks which are comparable to Blue Chip Stocks (as defined in "Investment Objectives and Policies").

  - ZWEIG EQUITY (SMALL CAP) PORTFOLIO seeks long-term capital appreciation. It invests primarily in Small Company Stocks (as defined in "Investment Objectives and Policies").


This Prospectus sets forth information about the Fund that a prospective investor should know before investing. Please read this Prospectus and retain it for future reference. A Statement of Additional Information (SAI) dated November 1, 1997 (which is incorporated by reference herein) has been filed with the Securities and Exchange Commission and is available upon request and without charge. You can obtain a copy by calling or writing to the Fund at the telephone number and address shown above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated November 1, 1997

                                  TABLE OF CONTENTS

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . iii
THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . . . . 1
DESCRIPTION OF VARIOUS SECURITIES AND INVESTMENT TECHNIQUES. . . . . . . . . 4
DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXES. . . . . . . . . . . . . .11
VALUATION OF SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
PURCHASES AND REDEMPTIONS. . . . . . . . . . . . . . . . . . . . . . . . . .12
MANAGEMENT OF THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . .12
PORTFOLIO TRANSACTIONS AND BROKERAGE . . . . . . . . . . . . . . . . . . . .15
OTHER INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .15
DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS . . . . . . . . . . . . . A-1

                                 FINANCIAL HIGHLIGHTS

The financial highlights presented for the four years ended June 30, 1997, 1996, 1995 and 1994 have been audited by Ernst & Young LLP, independent auditors for the Fund, and the financial statements of the Fund, along with the report of Ernst & Young LLP thereon, are set forth in the SAI. The financial highlights presented for the fiscal period from commencement of operations through June 30, 1993 have been audited by other independent auditors. Per share information is for a share of capital stock outstanding throughout the respective fiscal period. Further performance information is contained in the Fund's annual report which may be obtained without charge by calling or writing to the Fund at the address listed on the first page of this prospectus.

The financial highlights information pertains to the Portfolios of the Fund and does not reflect charges related to Integrity Life Insurance Company Separate Account II or National Integrity Life Insurance Company Separate Account II. You should refer to the appropriate Separate Account prospectus for additional information regarding such charges.

               Harris Bretall Sullivan & Smith Equity Growth Portfolio

                                 Financial Highlights

                                                                                                                  December 8,
                                                                                                                     1992
                                                                   Year Ended June 30,                           (commencement
                                                                                                                 of operations)
                                                                                                                through June 30,
                                              1997              1996              1995              1994             1993
                                              ----              ----              ----              ----             ----
 SELECTED PER-SHARE DATA

 Net asset value, beginning of period       $  14.49          $  12.85          $   9.36          $   9.71         $  10.00

 Income from investment operations:
   Net investment income (loss)                 0.02                --(d)           0.01             (0.02)(c)           --

   Net realized and unrealized gain
      (loss) on investments                     4.13              1.74              3.48             (0.33)           (0.29)
                                            --------          --------          --------          ---------        --------
   Total from investment operations             4.15              1.74              3.49             (0.35)           (0.29)

 Less distributions:

   From net investment income                     --(d)          (0.01)             --                 --               --

   From net realized gain                      (1.11)            (0.09)             --                 --               --
                                            --------          --------          --------          ---------        --------
      Total distributions                      (1.11)            (0.10)             --                 --               --
                                            --------          --------          --------          ---------        --------
  Net asset value, end of period            $  17.53          $  14.49          $  12.85          $   9.36         $   9.71
                                            --------          --------          --------          ---------        --------
                                            --------          --------          --------          ---------        --------
 TOTAL RETURN (a)                              30.23%            13.59%            37.29%            (3.60%)          (5.16%)

 RATIOS AND SUPPLEMENTAL DATA (b)
   Net assets, end of period (in thousands)  $28,815           $23,810           $16,393           $10,693           $5,143

   Ratio of expenses to average net
      assets                                    1.03%             1.04%             1.05%             1.29%            1.34%

   Ratio of net investment income
      (loss) to average net assets              0.14%             0.03%             0.13%            (0.17%)          (0.06%)

   Ratio of expenses to average net assets
      before voluntary expense reimbursement    1.03%             1.04%             1.05%             1.29%            3.52%

   Ratio of net investment income (loss)
      to average net assets before
      voluntary expense reimbursement           0.14%             0.03%             0.13%            (0.17%)          (1.94%)

 Portfolio turnover rate                          46%               58%               31%               38%               6%

 Average commission paid per
   equity share traded (e)                  $  0.600                --                --                --               --


(a)  Total returns for periods of less than one year are not annualized.
(b)  Data expressed as a percentage are annualized as appropriate.
(c) Net investment income (loss) per share has been calculated using the weighted monthly average number of shares outstanding.
(d)  Less than $0.01 per share.
(e)  Disclosure required for fiscal years beginning after September 1995.

                            Zurich Kemper Value Portfolio

                          (formerly Dreman Value Portfolio)


                                 Financial Highlights

                                                                                                                   December 14,
                                                                                                                       1992
                                                                                                                  (commencement
                                                                    Year Ended June 30,                           of operations)
                                                                                                                 through June 30,
                                               1997             1996             1995             1994                 1993
                                               ----             ----             ----             ----                 ----
 SELECTED PER-SHARE DATA

 Net asset value, beginning of period        $  16.17         $  12.59         $  10.66         $  10.45             $  10.00

 Income from investment operations:
   Net investment income                         0.26             0.18             0.26             0.12                 0.11

   Net realized and unrealized gain
       on investments                            5.04             3.70             1.85             0.17                 0.34
                                             --------         --------         --------         --------             --------
   Total from investment operations              5.30             3.88             2.11             0.29                 0.45

 Less distributions:

   From net investment income                   (0.19)           (0.19)           (0.14)           (0.08)                  --

      From net realized gain                    (0.65)           (0.11)           (0.04)              --                   --
                                             --------         --------         --------         --------             --------
      Total distributions                       (0.84)           (0.30)           (0.18)           (0.08)                   --
                                             --------         --------         --------         --------             --------

 Net asset value, end of period              $  20.63         $  16.17         $  12.59         $  10.66             $  10.45
                                             --------         --------         --------         --------             --------
                                             --------         --------         --------         --------             --------
 TOTAL RETURN (a)                               33.78%           31.22 %          19.98%            2.80%                8.25%

 RATIOS AND SUPPLEMENTAL DATA (b)

   Net assets, end of period (in
      thousands)                              $30,930          $19,705          $10,877           $8,952               $1,671

   Ratio of expenses to average net
      assets                                     1.05%            1.06%            1.13%            1.40%                1.24%

   Ratio of net investment income
      to average net assets                      1.62%            1.65%            1.98%            1.98%                2.00%

   Ratio of expenses to average net
      assets before voluntary expense
      reimbursement                              1.05%            1.07%            1.13%            1.61%                8.43%

   Ratio of net investment income (loss)
      to average net assets before
      voluntary expense reimbursement            1.62%            1.64%            1.98%            1.76%               (1.49%)

 Portfolio turnover rate                           88%              18%              29%               9%                   5%

 Average commission paid per
   equity share traded (c)                   $  0.512               --               --               --                   --


(a) Total returns for periods of less than one year are not annualized.
(b) Data expressed as a percentage are annualized as appropriate.
(c) Disclosure required for fiscal years beginning after September 1, 1995.

                           Zweig Asset Allocation Portfolio

                                 Financial Highlights


                                                                                                                   December 14,
                                                                                                                       1992
                                                                      Year Ended June 30,                         (commencement
                                                                                                                  of operations)
                                                                                                                 through June 30,
                                                     1997           1996           1995             1994               1993
                                                     ----           ----           ----             ----               ----
 SELECTED PER-SHARE DATA

 Net asset value, beginning of
   period                                          $ 14.11        $ 13.02        $ 11.44           $ 10.81            $ 10.00

 Income from investment operations:
   Net investment income                              0.19           0.21           0.33              0.10               0.08

   Net realized and unrealized gain
      on investments                                  2.20           1.21           1.33              0.58               0.73
                                                   -------        -------        -------           -------            -------
   Total from investment operations                   2.39           1.42           1.66              0.68               0.81

 Less distributions:
                                                                                                                          --
   From net investment income                        (0.22)         (0.33)         (0.08)            (0.05)

   From net realized gain                            (1.65)           --             --                --                  --
                                                   -------        -------        -------           -------            -------
      Total distributions                            (1.87)         (0.33)         (0.08)            (0.05)               --
                                                   -------        -------        -------           -------            -------
 Net asset value, end of period                     $14.63         $14.11         $13.02            $11.44             $10.81
                                                   -------        -------        -------           -------            -------
                                                   -------        -------        -------           -------            -------
 TOTAL RETURN (a)                                    18.63%         11.06%         14.57%             6.27%             14.86%

 RATIOS AND SUPPLEMENTAL DATA (b)
   Net assets, end of period (in thousands)        $42,848        $40,222        $36,736           $31,563             $3,856

   Ratio of expenses to average net
      assets                                          1.28%          1.25 %         1.20%             1.39%              1.51%

   Ratio of net investment income to
      average net assets                              1.29%          1.55 %         2.73%             1.67%              1.40%

   Ratio of expenses to average net assets
      before voluntary expense reimbursement          1.28%          1.25%          1.20%             1.39%              4.87%

   Ratio of net investment income (loss)
      to average net assets before
      voluntary expense reimbursement                 1.29%          1.55%          2.73%             1.67%             (1.17%)

 Portfolio turnover rate                                89%           105%            45%              101%                12%

 Average commission paid per
   equity share traded (c)                          $.0262



(a) Total returns for periods of less than one year are not annualized.
(b) Data expressed as a percentage are annualized as appropriate.
(c) Disclosure required for fiscal years beginning after September 1, 1995.

                          Zweig Equity (Small Cap) Portfolio

                                 Financial Highlights

                                                                                                  December 14,
                                                                                                      1992
                                                                  Year Ended June 30,           (commencement of
                                                                                                   operations)
                                                                                                 through June 30,
                                           1997          1996           1995         1994             1993
                                           ----          ----           ----         ----             ----
SELECTED PER-SHARE DATA

Net Asset value, beginning of period     $13.61        $11.62        $ 10.65       $10.11            $10.00

Income from investment operations:

  Net investment income                    0.16          0.11           0.17         0.15              0.05

  Net realized and unrealized gain on
     investments                           2.41          2.04           0.93         0.50              0.06
                                         ------        ------        -------       ------            ------
  Total from investment operations         2.57          2.15           1.10         0.65              0.11

Less distributions:

  From net investment income              (0.14)        (0.16)        (0.06)        (0.11)              --

  From net realized gain                  (1.19)          --          (0.07)          --                --
                                         ------        ------        -------       ------            ------
  Total distributions                     (1.33)        (0.16)         (0.13)       (0.11)              --
                                         ------        ------        -------       ------            ------
Net asset value, end of period           $14.85        $13.61         $11.62       $10.65            $10.11
                                         ------        ------        -------       ------            ------
                                         ------        ------        -------       ------            ------
TOTAL RETURN (a)                          20.37%        18.69%         10.39%        6.53%             2.02%

RATIOS AND SUPPLEMENTAL DATA (b)

  Net assets, end of period
     (in thousands)                     $11,161       $11,698         $8,034       $7,591            $2,116

  Ratio of expenses to average net
    assets                                 1.55%         1.55%          1.55%        1.72%             1.61%

  Ratio of net investment income to
     average net assets                    0.97%         1.06%          1.54%        1.75%             0.84%

  Ratio of expenses to average net
     assets before voluntary expense
     reimbursement                         1.82%         1.83%          1.59%        2.14%             7.29%

  Ratio of net investment income
     (loss) to average net assets
     before voluntary expense
     reimbursement                         0.70%          .78%          1.50%        1.32%            (1.80%)

  Portfolio turnover rate                    59%          101%            67%         249%               15%

Average commission paid per
  equity share traded (c)                $.0276           --             --           --                 --


(a) Total returns for periods of less than one year are not annualized.
(b) Data expressed as a percentage are annualized as appropriate.
(c) Disclosure required for fiscal years beginning after September 1, 1995.

                                       THE FUND

The Legends Fund, Inc. (FUND) was incorporated in Maryland on July 22, 1992 under the name "Integrity Series Fund, Inc." and is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 ACT). It is a series-type investment company consisting of multiple portfolios. The Board of Directors of the Fund may establish additional Portfolios at any time.

ARM Capital Advisors, Inc. (MANAGER) serves as investment manager to all the Portfolios of the Fund and has entered into a sub-advisory agreement with a professional adviser for each Portfolio. Such advisers are individually called a SUB-ADVISER, and collectively, the SUB-ADVISERS. The Manager provides the Fund with supervisory and management services. ARM Financial Group, Inc. (ARM) is the parent of the Manager. See "Management of the Fund."

Shares of the Portfolios are offered to separate accounts of Integrity Life Insurance Company (INTEGRITY) and National Integrity Life Insurance Company (NATIONAL INTEGRITY) to serve as an investment vehicle for contributions under certain variable annuity contracts and certificates (CERTIFICATES) issued by the companies. See "Purchases and Redemptions."

Shareholders have the right to vote on the election of members of the Board of Directors of the Fund, on any other matters on which by law they may be entitled to vote, and on any other business which may properly come before a meeting of shareholders. On any matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. On matters relating to all the Portfolios, but affecting the Portfolios differently, separate votes by Portfolios are required. The Fund does not hold annual meetings of shareholders. Each share of a Portfolio has equal voting, dividend and liquidation rights.

                          INVESTMENT OBJECTIVES AND POLICIES

Set forth below is a description of the investment objectives and policies of each Portfolio. The SAI describes specific investment restrictions which govern each Portfolio's investments. The objectives, and the policies and restrictions specifically cited as fundamental in this Prospectus and the SAI, are fundamental and may not be changed with respect to any Portfolio without a majority vote of shareholders of that Portfolio. Other investment policies and practices described in this Prospectus and in the SAI are not fundamental, and the Board of Directors of the Fund may change them without shareholder approval. Each Portfolio has its own investment objectives and policies. There is no assurance that a Portfolio will achieve its investment objectives.

HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO seeks long-term capital appreciation. The Portfolio primarily invests in stocks of established companies with proven records of superior and consistent earnings growth. The Portfolio may invest all or a portion of its assets in cash and cash equivalents if the Sub-Adviser considers the securities markets to be overvalued. The Portfolio may invest in U.S. Government securities when this appears desirable in light of the Portfolio's investment objective or when market conditions warrant. For more information about Harris Bretall Sullivan & Smith, Inc. (HARRIS BRETALL SULLIVAN & SMITH), the Sub-Adviser, see "Management of the Fund."

The Sub-Adviser selects growth stocks by ascertaining that the issuing company has (i) a track record of superior and consistent growth in revenues and earnings; (ii) management that has successfully brought the company through a variety of business conditions and business cycles; (iii) product lines, technologies or franchises that are leaders in their fields; and (iv) a financial structure that is stronger than average.

The Sub-Adviser applies qualitative and quantitative screens, using several on-line databases to 5,000 publicly-held companies and develops a select universe of approximately 300 stocks that meet its criteria. The Sub-Adviser's stock selection process is centered on a proprietary multi-factor model which looks at the individual companies in the universe from three points of view. First, companies are ranked based on their intrinsic present value using the Sub-Adviser's earnings and growth rate outlook. Second, their recent quarterly earnings are reviewed and individual companies are ranked. Finally, based on their relative price performance against the universe and the general market, a third score is calculated.
The strategy committee, composed of the principals and senior portfolio managers of the Sub-Adviser, provide the security analysis to input the earnings estimates, growth rates and risk factors into the model.

The stocks in the universe are then ranked to determine the most attractive, undervalued companies in the universe. The Portfolio will purchase the top 40 to 50 stocks (Quintile 1), which are the most undervalued, and will continue to hold them even if their ranking changes. Stocks are sold when they are ranked in Quintiles 3, 4 and 5 and replaced by an equal number of Quintile 1 stocks. Stocks are continuously monitored and rotated so the Portfolio will always be invested in stocks which show the greatest appreciation potential. Industry sectors expected to be represented in the Portfolio include technology, capital goods, basic industry, consumer, energy, health care, media, interest sensitive, utilities and transportation.

When the Sub-Adviser believes unusual circumstances warrant a defensive posture, the Portfolio temporarily may commit all or a portion of its assets to cash, U.S. Government securities or money market instruments, including repurchase agreements.

ZURICH KEMPER VALUE PORTFOLIO (FORMERLY DREMAN VALUE PORTFOLIO) seeks primarily long-term capital appreciation with a secondary objective of current income. The Portfolio will invest principally in a diversified portfolio of securities believed by Zurich Kemper Value Advisors, Inc. (ZURICH KEMPER), the Sub-Adviser for the Portfolio, to be undervalued. The Sub-Adviser's philosophy centers on identifying stocks of large, well-known companies with solid financial strength and generous dividend yields that have low price-earnings ratios (P/E RATIOS) and have been generally overlooked by the market. For more information about Zurich Kemper, see "Management of the Fund."

The Sub-Adviser's strategy reflects a contrarian approach, in that the potential for superior relative performance is highest during down markets when investment risks are greatest and protecting capital becomes of paramount importance. The Sub-Adviser seeks to outperform the S&P 500 over a market cycle. There is, of course, no assurance that this goal will be realized.

The Sub-Adviser's basic strategy is to buy low P/E stocks. In addition, the Sub-Adviser seeks to identify financially strong companies paying above-average dividends but which are currently out of favor. The Portfolio will normally be invested in approximately 35 to 45 stocks divided among 16 to 20 industries. The Sub-Adviser believes that diversification is essential to the low P/E strategy. After having refined the portfolio candidate universe to a manageable group of promising stocks, the Sub-Adviser then applies a proprietary fundamental analysis. Qualifying stocks must generally satisfy certain requirements, including: a strong financial position, favorable operating and financial ratios, accelerating earnings growth, and a high dividend yield which a company can sustain and probably increase.

The next factor considered by the Sub-Adviser is the price-to-book value relationship. The Portfolio's investments will be principally in companies whose market prices are low in relation to book value, as the Sub-Adviser seeks solid assets and value rather than paying a high price for a concept or fad. Another characteristic sought by the Sub-Adviser is low or sharply declining institutional ownership. The Sub-Adviser believes that this is a sign of a stock that is falling out of favor from Wall Street's point of view and becoming relatively cheap.

The Sub-Adviser also analyzes debt-to-equity ratios to confirm that there is a manageable amount of debt on a company's balance sheet, usually no more than 40%. The Sub-Adviser devotes attention to reviewing cash and current ratios to be certain that the Portfolio's potential investments have strong staying power and can self-finance should the need arise.

Generally, the Sub-Adviser seeks companies with better than average growth rates in the last five and ten-year periods for both earnings and dividends. Most investments will be in securities of domestic companies; however, the Portfolio may also invest in securities of foreign companies through the acquisition of ADRs.

In order to conserve assets during periods when the Sub-Adviser believes that the market for equity securities is unduly speculative or when interest rates are abnormally high, the Portfolio may invest in U.S. Government securities and other high-grade, short-term money market instruments, including repurchase agreements with respect to such instruments. The Portfolio may also purchase and sell stock index futures contracts and index options. The Portfolio will invest in stock index futures contracts and index options solely for the purpose of hedging against changes resulting from market conditions in the values of the securities held by the Portfolio or securities which it intends to purchase or sell where such transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Portfolio. See "Description of Various Securities and Investment Techniques."

ZWEIG ASSET ALLOCATION PORTFOLIO seeks long-term capital appreciation through investment primarily in Blue Chip Stocks, consistent with preservation of capital and the reduction of portfolio exposure to market risk, as determined by Zweig/Glaser Advisers (ZWEIG/GLASER), the Sub-Adviser. BLUE CHIP STOCKS are stocks which the Sub-Adviser considers comparable to the stocks included in the S&P 500 that have a minimum of $400 million market capitalization, average daily trading volume of 50,000 shares or $425 million in total assets, and which are traded on the New York Stock Exchange (NYSE), American Stock Exchange (AMEX), over-the-counter (OTC) or on foreign exchanges. For more information about Zweig/Glaser, see "Management of the Fund."

The extent of the Portfolio's investment in Blue Chip Stocks and the selection of particular securities are determined primarily on the basis of risk management strategies and stock selection techniques developed by Dr. Martin Zweig and his staff. In an effort to meet its investment objective, the Portfolio will use certain specialized techniques. See "Description of Various Securities and Investment Techniques." The Fund will use stock index futures and/or options to increase or decrease market exposure, or to entirely eliminate market exposure, and invest in high quality money market securities and repurchase agreements in accordance with the Sub-Adviser's risk management strategies.

The Sub-Adviser uses a computer-driven stock selection model currently employed by Dr. Zweig and his staff. The model ranks approximately 1,400 of the most liquid stocks as determined by the Sub-Adviser by various measures such as earnings momentum, relative valuation, changes in analysts' earnings estimates and price momentum, and, based on the rankings, selects up to 300 stocks for the Portfolio. The Portfolio may have more than 300 securities positions when taking into account certain other investment techniques, as discussed under "Futures Contracts and Related Options" and "Short Sales." The stock selection model used may evolve or be replaced by other stock selection techniques intended to achieve the Portfolio's investment objective. Shareholders will be notified in the event of any material change to the stock selection model.

The Portfolio may invest in foreign securities publicly traded in the United States and in ADRs, which are U.S. dollar denominated receipts issued generally by domestic banks and representing the deposit of a foreign issuer. For a discussion of limitations on, and certain risks involved in, investments in foreign securities, see "Description of Various Securities and Investment Techniques."

ZWEIG EQUITY (SMALL CAP) PORTFOLIO seeks long-term capital appreciation through investment primarily in Small Company Stocks, consistent with preservation of capital and reduction of portfolio exposure to market risk, as determined by Zweig/Glaser, the Sub-Adviser. Current income is not an objective. SMALL COMPANY STOCKS are the 2,500 stocks positioned immediately after the 500 largest stocks ranked in terms of market capitalization and/or trading volume, and which are traded on the NYSE, AMEX or OTC. Currently, the market capitalization of the 2,500 stocks ranges between $4.8 billion and $300 million. Trading volume is determined by multiplying a stock's average daily shares traded over the last year by the average price of the stock for that same period. Currently, Small Company Stocks have an average daily trading volume of approximately $4.6 million. For more information about Zweig/Glaser, see "Management of the Fund."

The extent of the Portfolio's investment in Small Company Stocks and the selection of particular securities are to be determined primarily on the basis of risk management strategies and stock selection techniques developed by Dr. Martin Zweig and his staff. In an effort to meets its investment objective, the Portfolio will use certain specialized techniques. See "Description of Various Securities and Investment Techniques." The Portfolio will use stock index futures and/or options to increase or decrease market exposure, or to entirely eliminate market exposure, and will invest in high quality money market securities, repurchase agreements, and U.S. Government securities with remaining maturities of 5 years or less, in accordance with the Sub-Adviser's risk management strategies.

The Sub-Adviser will use a computer-driven stock selection model developed by Dr. Zweig and his staff that evaluates approximately 3,000 stocks for their attractiveness by various measures such as earnings momentum, relative valuation, changes in analysts' earnings estimates and price momentum. Small Company Stocks may present greater opportunities for capital appreciation and greater risk; and they tend to be more volatile than stocks of larger, more established companies.

Although the Portfolio will invest primarily in Small Company Stocks, it may invest up to 35% of its total assets in stocks that rank among the 500 largest in terms of market capitalization and/or trading volume. The stock selection model and risk management strategies used by the Sub-Adviser may evolve or be replaced by other stock selection techniques or risk management strategies intended to achieve the Portfolio's investment objective. Shareholders will be notified in advance of any such material change.

Under normal circumstances, the Portfolio will invest between 50% and 65% of its net assets in Small Company Stocks.

The Portfolio may invest in foreign securities publicly traded in the U.S. and in ADRs. For a discussion of limitations on, and certain risks involved in, investments in foreign securities, see "Descriptions of Various Securities and Investment Techniques."

             DESCRIPTION OF VARIOUS SECURITIES AND INVESTMENT TECHNIQUES

U.S. GOVERNMENT SECURITIES: Each Portfolio may purchase U.S. Government securities, which are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. These include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued by U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates) and securities supported primarily or solely by the creditworthiness of the issuer (such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority). See "Mortgage-Backed Securities" below.

MORTGAGE-BACKED SECURITIES: The Portfolios may invest in those mortgage-backed securities which are also considered to be U.S. Government securities. Mortgage-backed securities include:

    GINNIE MAES -- Ginnie Maes are debt securities issued by a mortgage banker or other mortgagee and represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association (GNMA) guarantees the timely payment of principal and interest. The GNMA guarantee is backed by the full faith and credit of the U.S. Government.

    FANNIE MAES -- The Federal National Mortgage Association (FNMA) is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

    FREDDIE MACS -- The Federal Home Loan Mortgage Corporation (FHLMC), a corporate instrumentality of the U.S. Government, issues participation certificates (PCs) which represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest (and, under certain circumstances, principal) and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

    Government Collateralized Mortgage Obligations -- These are securities issued by a U.S. Government instrumentality or agency which are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. CMOs are described more fully below.

Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed security. Prepayments occur when the mortgagor on an individual mortgage prepays all or a portion of the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayments of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate and a Portfolio might have to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses because the premium may not have been fully amortized at the time the obligation is repaid. As a result of these principal payment features, mortgage-backed securities are generally more volatile investments than other U.S. Government securities.

A CMO is a security issued by a private corporation or a U.S. Government instrumentality which is backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security. The Portfolios may invest in only those privately-issued CMOs which are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA, and in CMOs issued by a U.S. Government agency or instrumentality.

Certain issuers of CMOs may be deemed to be investment companies under the 1940 Act. The Portfolios intend to conduct their operations in a manner consistent with this view, and therefore generally may not invest more than 10% of their respective total assets in such issuers without obtaining appropriate regulatory relief. In reliance on recent Securities and Exchange Commission (SEC) staff interpretations, the Portfolios may invest in those CMOs and other mortgage-backed securities that are not by definition excluded from the provisions of the 1940 Act, but have obtained exemptive orders from the SEC from such provisions.

REPURCHASE AGREEMENTS: Each Portfolio may enter into repurchase agreements. When a Portfolio acquires a security from a bank or securities broker-dealer, it may simultaneously enter into a repurchase agreement, wherein the seller agrees to repurchase the security at a mutually agreed-upon time (generally within seven days) and price. The repurchase price is in excess of the purchase price by an amount which reflects an agreed-upon market rate of return, which is not tied to the coupon rate on the underlying security. Repurchase agreements will be fully collateralized. If, however, the seller defaults on its obligation to repurchase the underlying security, the Portfolio may experience delay or difficulty in exercising its rights to realize upon the security and might incur a loss if the value of the security has declined. The Portfolio might also incur disposition costs in liquidating the security.

LOANS OF PORTFOLIO SECURITIES: Each Portfolio may lend its portfolio securities, provided: (1) such loans are secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Portfolio may at any time call such loans and obtain the return of the securities loaned; (3) the Portfolio will receive an amount in cash at least equal to any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 10% (33-1/3% in the case of Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio) of the total assets of the Portfolio.

BORROWING: Harris Bretall Sullivan & Smith Equity Growth Portfolio and Zurich Kemper Value Portfolio may borrow in an amount up to 10% of its respective total assets from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge assets in connection with such borrowing. Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio may borrow money from banks on an unsecured basis and may pay interest thereon in order to raise additional cash for investment or to meet redemption requests. These two Portfolios may borrow money if immediately after such borrowing, the amount of all borrowing is not more than 20% of the market value of the respective Portfolio's assets (including the proceeds of the borrowing), less liabilities. Each Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings, and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Leveraging will exaggerate the effect of any increase or decrease in the value of portfolio securities on the Portfolios' net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining balances) which may or may not exceed the interest and option premiums received from the securities purchased with borrowed funds. The borrowing policy is a fundamental policy.

PUT, CALL AND INDEX OPTIONS: Zweig Asset Allocation Portfolio, Zurich Kemper Value Portfolio and Zweig Equity (Small Cap) Portfolio may purchase put and call options listed on a national securities exchange. Put and call options are traded on the AMEX, Chicago Board Options Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange and NYSE.

A Portfolio may purchase a call on securities to effect a CLOSING PURCHASE TRANSACTION, which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the Portfolio on which it wishes to terminate its obligations. If the Portfolio is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the Portfolio expires (or until the call is exercised and the Portfolio delivers the underlying security).

Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio may write call options if the calls written by any of the Portfolios are COVERED throughout the life of the option. A call is covered if a Portfolio (i) owns the optioned securities, (ii) has an immediate right to acquire such securities, without additional consideration, upon conversion or exchange of securities currently held in the Portfolio or (iii) in the case of options on certain U.S. Government securities or which are settled in cash, the Portfolio maintains, in a segregated account with the custodian, cash or U.S. Government securities or other appropriate high-grade debt obligations with a value sufficient to meet its obligations under the call. When a Portfolio writes a call on a security, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Portfolio loses the opportunity for any gain from an increase in the market price of the underlying security over the exercise price.

Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio also may write listed put options. A Portfolio may write puts only if they are SECURED. Zweig Equity (Small Cap) Portfolio also may write OTC put options. A put is secured if a Portfolio (i) maintains in a segregated account with the custodian, cash or U.S. Government securities or other appropriate high-grade debt obligations with a value equal to the exercise price or (ii) holds a put on the same underlying security at an equal or greater exercise price. When a Portfolio writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the Portfolio at the exercise price at any time during the option period. The Portfolio may purchase a put on the underlying security to effect a CLOSING PURCHASE TRANSACTION, except in those circumstances, which are believed by the Sub-Adviser to be rare, when it is unable to do so.

A Portfolio will realize a gain (or loss) on a closing purchase transaction with respect to a call or put previously written by the Portfolio if the premium, plus commission costs, paid by it to purchase the call or put is less (or greater) than the premium, less commission costs, received by it on the sale of a call or put. A gain will be realized if a call or a put which the Portfolio has written lapses unexercised, because the Portfolio would retain the premium.

Zweig Asset Allocation Portfolio, Zurich Kemper Value Portfolio and Zweig Equity (Small Cap) Portfolio may purchase and sell securities index options. One effect of such transactions is to hedge all or part of the Portfolio's securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

A Portfolio's successful use of options on indexes depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Portfolio diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Portfolio. For additional discussion of risks associated with these transactions, see the Statement of Additional Information.

Zweig Equity (Small Cap) Portfolio may purchase and write options on the OTC market (OTC OPTIONS). The staff of the SEC has taken the position that OTC options that are purchased and the assets used as cover for written OTC options should generally be treated as illiquid securities. However, if a dealer recognized by the Federal Reserve Bank as a PRIMARY DEALER in U.S. Government securities is the other party to an option contract written by a Portfolio and that Portfolio has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that the Portfolio needs to treat as illiquid only that amount of the cover assets equal to the formula price less the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is IN-THE-MONEY). Although the Sub-Advisers do not believe that OTC options are generally illiquid, pending resolution of this issue, the Portfolio will conduct its operations in conformity with the views of the SEC staff.

New forms of option instruments are continuing to evolve and each of the Portfolios named above may invest in such new option instruments and variations of existing option instruments, subject to such Portfolio's investment restrictions. Each of Zweig Asset Allocation Portfolio, Zurich Kemper Value Portfolio and Zweig Equity (Small Cap) Portfolio may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Portfolio, does not exceed 5% of the Portfolio's total assets. Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio will each attempt to limit losses from all options transactions to 5% of its average net assets per year, or cease options transactions until in compliance with the 5% limitation, but there can be no absolute assurance of adherence to these limits. The extent to which each Portfolio may purchase options may be limited by the requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the CODE), and the Portfolio's intention to qualify as such.

The Fund's custodian, or a securities depository acting for it, will act as escrow agent as to the securities on which a Portfolio has written puts or calls, or as to other securities acceptable for such escrow, so that no margin deposit will be required of the Portfolio. Until the underlying securities are released from escrow, they cannot be sold by the Portfolio.

FUTURES CONTRACTS AND RELATED OPTIONS: Zweig Asset Allocation Portfolio, Zurich Kemper Value Portfolio and Zweig Equity (Small Cap) Portfolio may purchase and sell interest rate futures contracts as a hedge against changes in interest rates. Zweig Asset Allocation Portfolio, Zurich Kemper Value Portfolio and Zweig Equity (Small Cap) Portfolio may purchase and sell stock index futures contracts and Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio may purchase options on such contracts solely for the purpose of hedging against the effect that changes in general market conditions, interest rates and conditions affecting particular industries may have on the values of securities held in each such Portfolio's portfolio, or which it intends to purchase, and not for the purpose of speculation.

Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if a Portfolio holds long-term U.S. Government securities and the Sub-Adviser anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities.
If rates increased and the value of the Portfolio's securities declined, the value of the Portfolio's futures contracts would increase, thereby protecting the Portfolio by preventing the net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the Sub-Adviser expects long-term interest rates to decline, the Sub-Adviser might enter into futures contracts for the purchase of long-term securities so that it could gain rapid market exposure that may offset anticipated increases in the costs of securities it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.

A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. The writing of a put option on a futures contract is similar to the purchase of the futures contract, except that, if the market price declines, the Portfolio would pay more than the market price for the underlying securities. The net cost to the Portfolio would be reduced, however, by the premium received on the sale of the put, less any transaction costs.

There is no assurance that it will be possible, at any particular time, to close a futures position. In the event that a Portfolio could not close a futures position and the value of the position declined, the Portfolio would be required to continue to make daily cash payments of maintenance margin. There can be no assurance that hedging transactions will be successful, as there may be an imperfect correlation (or no correlation) between movements in the prices of the futures contracts and of the securities being hedged, or price distortions due to conditions in the futures markets because futures markets may have daily market price movement limits for futures contracts. Where futures contracts are purchased to hedge against an increase in the price of long-term securities, but the long-term market declines and a Portfolio does not invest in long-term securities, the Portfolio would realize a loss on the futures contracts, which would not be offset by a reduction in the price of securities purchased. Where futures contracts are sold to hedge against a decline in the price of long-term securities in a Portfolio, but the long-term market advances, the Portfolio would lose part or all of the benefit of the advance due to offsetting losses in its futures positions. Successful use of futures contracts by a Portfolio is subject to the Sub-Adviser's ability to predict correctly movements in the direction of interest rates, currency exchange rates, market prices and other factors affecting markets for debt securities.

A Portfolio may not enter into futures contracts or purchase or write related options unless it complies with rules and interpretations of the Commodity Futures Trading Commission (CFTC) which require, among other things, that futures and related options be used solely for BONA FIDE HEDGING purposes, as defined in CFTC regulations or, alternatively, that the Portfolio will not enter into futures and related options transactions if the sum of the aggregate initial margin deposits on futures contracts and premiums paid for related options exceeds 5% of the market value of the Portfolio's total assets (calculated in accordance with CFTC regulations).

ILLIQUID SECURITIES: Each Portfolio may invest up to 10% (15% in the case of Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio) of its net assets in illiquid securities, including securities the disposition of which is restricted under Federal securities laws, securities which are not readily marketable, OTC options, repurchase agreements which have a maturity of longer than seven days. Securities that are freely marketable in the countries where they are principally traded, but that would not be freely marketable in the United States, will not be considered illiquid. The Portfolios will not include, for purposes of the percentage restrictions on ILLIQUID investments described above, securities sold pursuant to Rule 144A under the Securities Act of 1933 (RULE 144A SECURITIES) so long as such securities meet liquidity guidelines established by the Fund's Board of Directors.

FOREIGN SECURITIES AND DEPOSITARY RECEIPTS: Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio may invest up to 15% of the value of their net assets in securities of foreign issuers.

Each Portfolio named above and Zurich Kemper Value Portfolio may purchase American Depositary Receipts ("ADRs"), which are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are not subject to the above percentage limitations. ADRs include American Depositary Shares and New York Shares. ADRs may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADRs. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. The Portfolios may invest in sponsored and unsponsored ADRs.

Investing in the securities of foreign companies, foreign branches of domestic banks and foreign governments (see "Foreign Government Securities" and "Foreign Bank and Foreign Branch Instruments" below) involves special risks and considerations not typically associated with investing in the United States. These include differences in accounting, auditing and financial reporting standards, limited publicly available information with respect to foreign issuers, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

Investing in securities of issuers in emerging countries, including certain Asian countries, involves certain considerations not typically associated with investing in securities of U.S. companies, including (1) restrictions on foreign investment and on repatriation of capital, (2) currency fluctuations,
(3) the cost of converting foreign currency into U.S. dollars, (4) potential price volatility and lesser liquidity of shares traded on emerging country securities markets and (5) political and economic risks, including the risk of nationalization or expropriation of assets and the risk of war. In addition, accounting, auditing, financial and other reporting standards in emerging countries may not be equivalent to U.S. standards, and therefore disclosure of certain material information may not be made and less information may be available to investors investing in emerging countries than in the United States. There is also generally less governmental regulation of the securities industry in emerging countries than in the United States. Many of these countries may have less stable political environments than western democracies. Moreover, it may be more difficult to obtain a judgment in a court outside the United States. For further information concerning emerging country securities, see "Foreign Government Securities" and "Asian and Emerging Country Debt Securities" below and "Investment Policies and Limitations -- Brady Bonds" in the SAI.

SHORT SALES: Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio may engage in short sales. When a Portfolio makes a short sale, it sells a security it does not own in anticipation of a decline in market price. The proceeds from the sale are retained by the broker until the Portfolio replaces the borrowed security. To deliver the security to the buyer, the Portfolio must arrange through a broker to borrow the security and, in so doing, the Portfolio will become obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. The Portfolio may have to pay a premium to borrow the security. The Portfolio may, but will not necessarily, receive interest on such proceeds. The Portfolio must pay to the broker any dividends or interest payable on the security until it replaces the security.

The Portfolio's obligation to replace the security borrowed will be secured by collateral deposited with the broker, consisting of cash or U.S. Government securities or other securities acceptable to the broker. In addition, the Portfolio will be required to deposit cash or U.S. Government securities as collateral in a segregated account with its custodian in an amount such that the value of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short. The Portfolio will receive the interest accruing on any U.S. Government securities held as collateral in the segregated account with the custodian. The deposits do not necessarily limit the Portfolio's potential loss on a short sale, which may exceed the entire amount of the collateral deposits.

If the price of a security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss, and if the price declines during this period, the Portfolio will realize a capital gain. Any realized capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend, or interest which the Portfolio may have to pay in connection with such short sale.

The Portfolios may enter into short sales AGAINST THE BOX. A short sale is against the box when, at all times during which a short position is open, the Portfolio owns an equal amount of such securities, or owns securities giving it the right, without payment of future consideration, to obtain an equal amount of securities sold short.

WARRANTS: Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio may invest in warrants, which are basically an option to purchase securities at a specific price valid for a specific period of time. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. It should also be noted that the prices of warrants do not necessarily move parallel to the prices of the underlying securities. A Portfolio may not invest more than 5% of its net assets (at the time of investment) in warrants (other than those attached to other securities). It should be noted that if the market price of the underlying security never exceeds the exercise price, the Portfolio will lose the entire investment in the warrant. Moreover, if a warrant is not exercised within the specified time period, it will become worthless and the Portfolio will lose the purchase price and the right to purchase the underlying security.

                  DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXES

Net investment income from interest and dividends and substantially all of any net realized capital gains (which are not offset or eliminated for Federal income tax purposes) will be declared and paid annually by each Portfolio when results for the fiscal year are known. Net realized short-term capital gains may be paid annually or more frequently.

Dividends from net investment income and net realized capital gains will be distributed in additional shares of the Portfolio making the distribution. Dividends or distributions by a Portfolio reduce the per share net asset value by the per share amount so paid.

Each Portfolio intends to qualify as a REGULATED INVESTMENT COMPANY under Subchapter M of the Code. In order to qualify as a regulated investment company, each Portfolio must, among other things, meet certain source of income and diversification of asset tests. In any fiscal year in which a Portfolio so qualifies and distributes at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gain in excess of net long-term capital losses), the Portfolio generally will be relieved of Federal income tax on amounts distributed to shareholders. See the Statement of Additional Information for more information about this tax and its applicability to each Portfolio. The tax implications of an investment in a certificate are described in the prospectus for the certificates.

                                 VALUATION OF SHARES

The net asset value for the shares of each Portfolio will be determined on each day the NYSE is open for trading. The net assets of each Portfolio are valued as of the close of business on the NYSE, which currently is 4:00 P.M., New York City time. Each Portfolio's net asset value per share is calculated separately.

Net asset value per share is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets, less its liabilities, by the number of outstanding shares of the Portfolio. Securities holdings which are traded on a U.S. or foreign securities exchange are valued at the last sale price on the exchange where they are primarily traded or, if there has been no sale since the previous valuation, at the mean between the current bid and asked prices. OTC securities for which market quotations are readily available are valued at the mean between the current bid and asked prices. Any securities or other assets for which market quotations are not readily available are valued at fair market value under the direction of the Board of Directors. Notwithstanding the above, bonds and other fixed-income securities are valued using market quotations provided by dealers, including the Sub-Advisers and their affiliates, and also may be valued on the basis of prices provided by a pricing service when the Board of Directors believes that such prices reflect the fair market value of such securities. Money market instruments are valued at market value.

When a Portfolio writes a put or call option, the amount of the premium is included in the Portfolio's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the option. The premium paid for an option purchased by a Portfolio is recorded as an asset and subsequently adjusted to market value.

                              PURCHASES AND REDEMPTIONS

Shares of Portfolios of the Fund are offered to separate accounts of Integrity and National Integrity in connection with certain certificates they issue. Some Portfolios may not be available in certain states due to applicable state insurance law and regulations, and not all Portfolios may be available for all certificates issued by Integrity and National Integrity.

The separate accounts purchase shares of the Portfolios without a sales charge at the net asset value per share next determined after receipt of the complete purchase order. Shares of each Portfolio are redeemed at net asset value without any redemption charge. Payment upon redemption of Fund shares is normally made within seven days of receipt of such request (unless redemption is suspended or payment is delayed as permitted in accordance with SEC regulations).

                                MANAGEMENT OF THE FUND

THE MANAGER, SUB-ADVISERS AND DISTRIBUTOR

Under Maryland law and the Fund's Articles of Incorporation and By-Laws, the business and affairs of the Fund are managed under the direction of the Fund's Board of Directors.

ARM CAPITAL ADVISORS, INC., 200 Park Avenue, 20th Floor, New York, New York 10166, serves as investment manager to all the Portfolios of the Fund. ARM, the parent of the Manager, is a financial services company providing retail and institutional products and services to the long-term savings and retirement market. In June 1997, ARM completed an initial public offering (the "Offering") of its common stock. The Morgan Stanley Leveraged Equity Fund II, L.P., Morgan Stanley Capital Partners III, L.P., Morgan Stanley Capital Investors, L.P. and MSCP III 892 Investors, L.P., investment funds sponsored by Morgan Stanley, Dean Witter, Discover & Co. (MSDW), owned approximately 91% of ARM's outstanding common stock prior to the Offering, and as of August 31, 1997 owned approximately 53% of the outstanding shares of common stock of ARM. There was no change in the management or personnel actually providing advisory services to the Fund as a result of the Offering, and there was no change in the terms of the Fund's management agreement. The address of ARM is 515 West Market Street, Louisville, Kentucky 40202. The address of MSDW and the investment funds sponsored by it is 1585 Broadway, New York, New York 10036. At June 30, 1997, the Manager had investments totaling approximately $4.1 billion under management and fiduciary control. The Manager commenced investment advisory operations on January 5, 1995, on which date it acquired the domestic fixed income unit of Kleinwort Benson Investment Management Americas Inc.

On May 21, 1997, ARM entered into a purchase agreement pursuant to which ARM has agreed to transfer substantially all of the assets and operations of the Manager to a newly formed subsidiary, ARM Capital Advisors, LLC, and to sell an 80% interest in such company to ARM Capital Advisors Holdings, LLC, an entity controlled by Emad A. Zikry, the current President of the Manager. After consummation of the pending sale, the Manager will be renamed Integrity Capital Advisors, Inc., and will continue to provide investment management services to the Fund. The transaction is expected to close during the fourth quarter of 1997.

ZWEIG/GLASER ADVISERS, 900 Third Avenue, New York, New York 10022, serves as the Sub-Adviser for the Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio. Glaser Corp., a Delaware corporation formed by Eugene
J. Glaser, and Zweig Management Corp., a Delaware corporation controlled by Dr. Martin E. Zweig, are the general partners of Zweig/Glaser. Dr. Zweig is also Chairman of Zweig/Glaser. He has provided investment advisory and portfolio management services for over 26 years and is currently affiliated with investment advisers, which, as of June 30, 1997 managed over $10 billion in assets, including Avatar Associates, manager of over $3.4 billion of institutional and pension accounts, of which Dr. Zweig is Research Co-Chairman. Dr. Zweig is also President and Director of The Zweig Fund, Inc. and the Zweig Total Return Fund, Inc., closed-end funds traded on the NYSE with combined assets of over $1 billion. He is also author of various investment advisory newsletters, including THE ZWEIG FORECAST, a regular panelist on PBS' television program WALL STREET WEEK with Louis Rukeyser for over 24 years, and an author of three books: WINNING ON WALL STREET, THE ABC's OF MARKET FORECASTING, and WINNING WITH NEW IRAs. Zweig/Glaser also manages Zweig Series Trust, an open-end investment company with aggregate assets as of June 30, 1997 of $2.4 billion (consisting of Zweig Strategy Fund, Zweig Appreciation Fund, Zweig Managed Assets, Zweig Growth & Income Fund, Zweig Government Fund and Zweig Cash Fund, Inc.).

Dr. Zweig, who determines the asset allocation strategy for each Portfolio, and David Katzen, who serves as portfolio manager for each Portfolio, are primarily responsible for the day-to-day management of the Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio. Dr. Zweig and Mr. Katzen have managed the Portfolios since inception. Mr. Katzen is First Vice President of Zweig/Glaser Advisers and has held various positions with the Zweig organization during the past nine years.

HARRIS BRETALL SULLIVAN & SMITH, INC., One Sansome Street, Suite 3300, San Francisco, California 94104, serves as the Sub-Adviser to the Harris Bretall Sullivan & Smith Equity Growth Portfolio. Harris Bretall Sullivan & Smith was founded in 1971 and is owned equally by W. Graeme Bretall, President, John J. Sullivan, Treasurer, and Henry B. Dunlap Smith. The firm provides investment management services to institutions and individuals, and at June 30, 1997, had assets under management of approximately $2.7 billion.

W. Graeme Bretall, CFA, a Principal of Harris Bretall Sullivan & Smith, is the Partner in charge of the Portfolio. Joseph Calderazzo, Vice President, Portfolio Manager and member of the Investment Committee, is the portfolio manager who is primarily responsible for the day-to-day management of the assets in the Harris Bretall Sullivan & Smith Equity Growth Portfolio, and has served in this function since 1994. During the past five year period, Mr. Bretall has served as President of Harris Bretall Sullivan & Smith. Mr. Calderazzo joined Harris Bretall Sullivan & Smith as a Portfolio Manager in 1990, and also serves as the firm's analyst for Political and Governmental Affairs. While Mr. Calderazzo will make the final investment buy and sell decisions for the Portfolio, there are never any deviations from the firm's strategic guidelines. A team approach is utilized at Harris Bretall Sullivan & Smith so that the consensus decisions made in the firm's weekly Investment Committee meeting are simultaneously implemented in all tax-exempt and fully discretionary portfolios.

ZURICH KEMPER VALUE ADVISORS, INC. (FORMERLY DREMAN VALUE ADVISORS, INC.), 280 Park Avenue, 40th Floor, New York, New York 10017, serves as the Sub-Adviser to the Zurich Kemper Value Portfolio. As of June 30, 1997, Zurich Kemper managed over $6 billion. Clients include public funds, corporate benefit funds, college endowments and foundations, Taft-Hartley funds, and other institutional accounts. In addition, Zurich Kemper serves as investment adviser to the Kemper Mutual Group, Inc., which consists of three portfolios, Zurich Kemper Contrarian Fund, Zurich Kemper High Return Fund, and Zurich Kemper Small Cap Fund.

All investment decisions by Zurich Kemper for the Zurich Kemper Value Portfolio are made by an investment committee, which includes a group of senior investment professionals.

Zurich Kemper, a Delaware corporation, an indirect wholly owned subsidiary of Zurich Insurance Company (ZURICH), was formed in August, 1995 in order to purchase substantially all of the assets of Zurich Kemper Value Management, L.P., Zurich Kemper's predecessor organization. Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Zurich's primary business is as an insurer. Together with its predecessor organizations, Zurich Kemper has been in the investment management business since 1977.

Each Portfolio pays the Manager a fee based on an annual percentage of the average daily net assets of such Portfolio. The management fees are deducted from the assets of each Portfolio and paid monthly, but are accrued daily for purposes of determining the value of a share of each Portfolio on each day the NYSE is open for trading. (See "Valuation of Shares".) For the services provided to each of the Portfolios, the Manager (and not the Fund) pays each Sub-Adviser a monthly fee based on an annual percentage of the average daily net assets of the respective Portfolio. The annual percentage of average daily net assets payable by each Portfolio to the Manger and by the Manager to each Sub-Adviser is set forth below. The fees paid by certain of the Portfolios may be higher than those paid by other investment companies.

                                                             Annual Percentage
                                      Annual Percentage of    of Average Net
                                    Average Net Assets Paid   Assets Paid By
                                       By Portfolio to the    the Manager to
                                            Manager            Sub-Adviser
                                    -----------------------  -----------------
Zweig Asset Allocation Portfolio              .90%                  .65%

Harris Bretall Sullivan & Smith
  Equity Growth Portfolio                     .65%                  .40%

Zurich Kemper Value Portfolio                 .65%                  .40%

Zweig Equity (Small Cap) Portfolio           1.05%                  .80%



ARM Securities Corporation (formerly SBM Financial Services, Inc.) (ARM SECURITIES), a wholly-owned subsidiary of ARM, acts as Distributor of the Portfolios' shares without remuneration from the Fund or the Portfolios. ARM Securities is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ARM Securities' address is 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069.

EXPENSES

The Fund bears all expenses of its operations other than those borne by the Manager or ARM Securities as distributor. In particular, the Fund pays (and allocates among the respective Portfolios): investment management fees; transaction costs, including brokerage commissions; record keeping agent fees; custodian fees; legal fees; audit fees; shareholder reports expenses; registration fees; proxy and shareholder meeting expenses; and the fees and expenses of Directors who are not INTERESTED PERSONS of the Fund, within the meaning of the 1940 Act. In addition, a portion of the expenses of organizing the Fund and of the initial registration of its shares under federal securities laws will be charged to the Fund's operations, as an expense, over a period not exceeding five years.

The Manager has agreed to reimburse the respective Portfolios on a pro rata basis up to the amount of their respective fees to the extent that the total expenses of a Portfolio in a given year (excluding interest, taxes, brokerage commissions, and extraordinary expenses) exceed any applicable state expense limitations.

The Manager voluntarily limits the expenses of each Portfolio, other than for brokerage commissions and the management fee, to .50% of average net assets on an annualized basis. The Manager's reimbursement of Portfolio expenses results in an increase to each Portfolio's yield or total return. The Manager has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios.

                         PORTFOLIO TRANSACTIONS AND BROKERAGE

As a general matter, each Sub-Adviser arranges for the purchase and sale of the respective Portfolio's securities and selects broker-dealers which, in its best judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates. The Sub-Advisers may select broker-dealers which provide them with research services and may cause a Portfolio to pay such broker-dealers commissions which exceed those other broker-dealers may have charged if, in their view, the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Brokerage arrangements may take into account the distribution of certificates by broker-dealers, subject to best price and execution.

Brokerage arrangements with affiliates of the Manager or the Sub-Advisers, if any, will be in accordance with the 1940 Act and the rules and regulations promulgated thereunder. No transactions may be effected by a Portfolio with an affiliate of the Manager or a Sub-Adviser acting as principal for its own account, except to the extent permitted by law.

Transactions in money market securities, other government securities and most other fixed income securities are principal transactions, on which no brokerage commission is paid. These transactions are normally effected with major dealers in money market instruments, government securities or such fixed income securities. Purchases from or sales to dealers serving as market-makers include the spread between the bid and asked prices. OTC purchases and sales are normally made with principal market-makers, except where, in the opinion of the Sub-Adviser, the best executions are available elsewhere.

The Portfolios described in "Description of Various Securities and Investment Techniques--Futures Contracts and Related Options" may incur transaction costs in connection with the acquisition of futures contracts and options thereon.

For reporting purposes, a Portfolio's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Portfolio during the fiscal year. In determining such portfolio turnover, securities whose maturities at the time of acquisition were one year or less are excluded. Each Sub-Adviser will adjust the Portfolio's assets as it deems advisable in view of current or anticipated market conditions, and portfolio turnover will not be a limiting factor should the Sub-Adviser deem it advisable for a Portfolio to purchase or sell securities. Options activities may increase the turnover rate for a Portfolio, because the exercise of calls written by the Portfolio and puts owned by the Portfolio would cause the Portfolio to sell the underlying securities. Increased portfolio turnover may result in greater brokerage commissions.
See "Financial Highlights" for information as to the Portfolios' portfolio turnover rates for the periods from commencement of operations through June 30, 1993 and the fiscal years ended June 30, 1994, 1995, 1996 and 1997.

                                  OTHER INFORMATION

CUSTODIAN: Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, acts as custodian of the assets of all of the Portfolios and may employ sub-custodians approved by the Board of Directors of the Fund in accordance with the regulations of the Securities and Exchange Commission.

TRANSFER AGENT, DIVIDEND AGENT AND RECORDKEEPING AGENT: Investors Fiduciary Trust Company also acts as transfer agent, dividend disbursing agent and recordkeeping agent.

PERFORMANCE INFORMATION: The Fund may, from time to time, calculate the yield or the total return of the Portfolios and may include such information in reports to shareholders. Performance information should be considered in light of the Portfolio's investment objectives and policies, characteristics and quality of the portfolios, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

Performance information for the Portfolios is contained in the Fund's annual reports to shareholders, which may be obtained without charge.

Any quotations of yield will be based on all investment income per share earned during a given 30-day period (including dividends and interest), less expenses accrued during the period (NET INVESTMENT INCOME), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period. Quotations of average annual TOTAL RETURN for a Portfolio will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Portfolio over certain periods that will include periods of 1, 5, and 10 years (up to the life of the Portfolio), will reflect the deduction of a proportional share of Portfolio expenses (on an annual basis), and will assume that all dividends and distributions are reinvested when paid.

For a description of the methods used to determine yield and total return for the Portfolios, see the Statement of Additional Information.

                                                                     Appendix A

         DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

COMMERCIAL PAPER

Description of relevant commercial paper ratings of Standard & Poor's Ratings Group ("S&P") are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have an adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Description of the relevant commercial paper ratings of Moody's Investors Service, Inc. ("Moody's") are as follows:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

    --   Leading market positions in well-established industries.

    --   High rates of return on funds employed.

    -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

    -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurement and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

CORPORATE BONDS

Descriptions of the bond ratings of S&P are:

AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC or C--Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

C1 -- The rating C1 is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

The ratings from AA to CC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Descriptions of the bond ratings of Moody's are as follows:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat greater than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier "1" indicates that a security ranks in the higher end of its rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its rating category.

STATEMENT OF ADDITIONAL INFORMATION

THE LEGENDS FUND, INC.                                    515 West Market Street
                                                      Louisville, Kentucky 40202
                                                       Telephone: 1-800-325-8583

The Legends Fund, Inc. (FUND) is an open-end management investment company with multiple portfolios available for investment. Shares of the Portfolios are currently sold only to separate accounts of Integrity Life Insurance Company (INTEGRITY) and National Integrity Life Insurance Company (NATIONAL INTEGRITY) as an investment medium for variable annuity certificates and contracts (CERTIFICATES) they issue. The Fund's current portfolios and their investment objectives are:

- HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO seeks long-term capital appreciation. It invests primarily in stocks of established companies with proven records of superior and consistent growth.

- ZURICH KEMPER VALUE PORTFOLIO (FORMERLY DREMAN VALUE PORTFOLIO) seeks primarily long-term capital appreciation with a secondary objective of current income. It invests primarily in equity securities considered by the Sub-Adviser to be undervalued.

- ZWEIG ASSET ALLOCATION PORTFOLIO seeks long-term capital appreciation. It invests primarily in stocks which are comparable to Blue Chip Stocks (as defined in "Investment Objective and Policies" in the Fund's Prospectus).

- ZWEIG EQUITY (SMALL CAP) PORTFOLIO seeks long-term capital appreciation. It invests primarily in Small Company Stocks (as defined in "Investment Objective and Policies" in the Fund's Prospectus).


This Statement of Additional Information (SAI) is not a prospectus and should be read only in conjunction with the Fund's current Prospectus, dated November 1, 1997. A copy of the Prospectus may be obtained by calling or writing to the Fund at the telephone number or address shown above. This SAI is incorporated by reference into the Prospectus.

                      Statement of Additional Information dated November 1, 1997

                                TABLE OF CONTENTS



INVESTMENT POLICIES AND LIMITATIONS. . . . . . . . . . . . . . . . . . . . . B-3

OPTIONS, FUTURES AND OTHER HEDGING STRATEGIES. . . . . . . . . . . . . . . . B-8

DIRECTORS AND OFFICERS . . . . . . . . . . . . . . . . . . . . . . . . . . .B-13

INVESTMENT MANAGEMENT SERVICES . . . . . . . . . . . . . . . . . . . . . . .B-15

PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . .B-17

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION . . . . . . . . . . . . . . .B-19

VALUATION OF SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . . . .B-19

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .B-20

YIELD AND PERFORMANCE INFORMATION  . . . . . . . . . . . . . . . . . . . . .B-21

OTHER INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .B-24

FINANCIAL STATEMENTS OF THE FUND . . . . . . . . . . . . . . . . . . . . . .B-26

OPTIONS AND FUTURES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . A-1

                       INVESTMENT POLICIES AND LIMITATIONS

The following supplements the information contained in the Fund's Prospectus concerning the investment policies and limitations of its four Portfolios. For information relating to the Manager and the respective Sub-Advisers (each, a SUB-ADVISER, and collectively, the SUB-ADVISERS) to each Portfolio. See "Management of the Fund" in the Prospectus and "Investment Management Services" in this Statement of Additional Information. For information relating to the use of options, futures and other hedging strategies, see "Description of Various Securities and Investment Techniques -- Put, Call and Index Options; Futures Contracts and Related Options" in the Prospectus and "Options, Futures and Other Hedging Strategies" in this Statement of Additional Information.

SPECIAL CONSIDERATIONS RELATING TO FOREIGN SECURITIES AND DEPOSITORY RECEIPTS. As noted in the Prospectus, Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio each may invest up to 15% of its net assets in securities of foreign issuers. Many of the foreign securities held by these Portfolios are not registered with the Securities and Exchange Commission (SEC), nor are the issuers thereof subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by these Portfolios than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

Each of the Portfolios named above and Zurich Kemper Value Portfolio may invest in American Depository Receipts (ADRS). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. For purposes of the Fund's investment policies, ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR evidencing ownership of common stock will be treated as common stock.

Investment income on certain foreign securities may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which a Portfolio would be subject.

ILLIQUID SECURITIES. Each Portfolio may invest up to 10% (15% in the case of Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio) of its net assets in illiquid securities. The term ILLIQUID SECURITIES for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities and includes, among other things, purchased over-the-counter (OTC) options, repurchase agreements maturing in more than seven days and restricted securities other than Rule 144A securities (see below) that the respective Sub-Adviser has determined are liquid pursuant to guidelines established by the Fund's Board of Directors. The assets used as cover for OTC options written by a Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option. Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 (1933 ACT). Restricted securities acquired by a Portfolio include those that are subject to restrictions contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but that would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell.

In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a SAFE HARBOR from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD). An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by a Portfolio, however, could affect adversely the marketability of such portfolio securities and a Portfolio might be unable to dispose of such securities promptly or at favorable prices.

The Board of Directors has delegated the function of making day-to-day determinations of liquidity to each Sub-Adviser pursuant to guidelines approved by the Board. Each Sub-Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (E.G., the time needed to sell the security, how bids are solicited and the mechanics of transfer). Each Sub-Adviser monitors the liquidity of restricted securities in each Portfolio and reports periodically on such decisions to the Board of Directors.

SECTION 4(2) PAPER. Commercial paper issues in which the Portfolios may invest include securities issued by major corporations without registration under the 1933 Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called PRIVATE PLACEMENT exemption from registration which is afforded by Section 4(2) of the 1933 Act (SECTION 4(2) PAPER). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity.
Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described under "Illiquid Securities" above. The Portfolios' percentage limitations on investments in illiquid securities include
Section 4(2) paper other than Section 4(2) paper that the Sub-Adviser has determined to be liquid pursuant to guidelines established by the Fund's Board of Directors. The Board has delegated to the Sub-Advisers the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Board that require the Sub-Advisers to take into account the same factors described under "Illiquid Securities" above for other restricted securities and require the Sub-Advisers to perform the same monitoring and reporting functions.

GNMA, FNMA AND FHLMC CERTIFICATES. As described in the Prospectus, certain Portfolios may invest in mortgage-backed securities, such as GNMA, FNMA and FHLMC certificates (as defined below), which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. These certificates are in most cases PASS-THROUGH instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

Prepayments on mortgages underlying mortgage-backed securities occur when a mortgagor prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying mortgages, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. In general, prepayments on mortgage-backed securities will be a function of the relative coupon of the mortgages, the age of the mortgages, and the general level of interest rates in the market. To a limited extent, prepayment rates and, consequently, the average life of an anticipated yield to be realized from a mortgage-backed security can be estimated using statistical models. However, because the actual prepayments of the underlying mortgages vary, it is impossible to predict exactly the yield and average life of a mortgage-backed security.

During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When a Portfolio receives prepayments on mortgage-backed securities, it may reinvest the prepaid amounts in securities the yields of which will reflect interest rates prevailing at the time. Therefore, a Portfolio's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the mortgage-backed security on which the prepayment is received. In addition, since payments on the underlying mortgages are passed through to the holders of the mortgage-backed securities, if a Portfolio purchases mortgage-backed securities at a premium or a discount, unless it makes certain elections, it will recognize a capital loss or gain when payments of principal are passed through to the Portfolio as a result of regular payments or prepayments on the mortgages in the underlying pool.

The following is a description of GNMA, FHLMC and FNMA certificates, the most widely available mortgage-backed securities:

GNMA CERTIFICATES. Certificates of the Government National Mortgage Association (GNMA CERTIFICATES) are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Portfolios may purchase are the MODIFIED PASS-THROUGH type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the ISSUER and GNMA, regardless of whether or not the mortgagor actually makes the payment.

GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration
(FHA) or the Farmers' Home Administration (FMHA), or guaranteed by the Veterans Administration (VA). The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Portfolio has purchased the certificates above par in the secondary market.

FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation (FHLMC) was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (PCS) and guaranteed mortgage certificates (GMCS). PCS resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHMLC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCS and the ultimate payment of principal.

GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

FNMA SECURITIES. The Federal National Mortgage Association (FNMA) was established in 1938 to create a secondary market in mortgages insured by the FHA.

FNMA issues guaranteed mortgage pass-through certificates (FNMA CERTIFICATES). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates.

REPURCHASE AGREEMENTS. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to a Portfolio if the other party to a repurchase agreement becomes bankrupt. Each Portfolio intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Sub-Adviser to present minimum credit risks in accordance with guidelines established by the Fund's Board of Directors. The Sub-Adviser will review and monitor the creditworthiness of those institutions under the Board's general supervision.

LENDING OF PORTFOLIO SECURITIES. Each Portfolio is authorized to lend up to 10% (33-1/3% in the case of Zweig Asset Allocation Portfolio and Zweig Equity (Small
Cap) Portfolio) of the value of its total assets to broker-dealers or institutional investors that the Sub-Adviser deems qualified, but only when the borrower maintains with the Portfolio's custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by the Sub-Adviser to be of good standing and when, in the judgment of the Sub-Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors. During the period of the loan the Sub-Adviser will monitor all relevant facts and circumstances, including the creditworthiness of the borrower. The Portfolio will retain authority to terminate any loan at any time. A Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. A Portfolio will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. A Portfolio will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Portfolio's interest.

INVESTMENT LIMITATIONS. The investment restrictions set forth below are fundamental policies of each Portfolio, which cannot be changed with respect to a Portfolio without the approval of the holders of a majority of the outstanding voting securities of that Portfolio, as defined in the Investment Company Act of 1940, as amended (the 1940 ACT), as the lesser of: (1) 67% or more of the Portfolio's voting securities present at a meeting of shareholders, if the holders of more than 50% of the Portfolio's outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to each Portfolio on an individual basis, and apply only at the time an investment is made; a later increase or decrease in percentage resulting from changes in values or net assets will not be deemed to be an investment that is contrary to these restrictions. Pursuant to such restrictions and policies, no Portfolio may:

     (1) make an investment in any one industry if the investment would cause the aggregate value of the Portfolio's investment in such industry to exceed 25% of the Portfolio's total assets, except that this policy does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (U.S. GOVERNMENT SECURITIES), certificates of deposit and bankers' acceptances;

     (2) purchase securities of any one issuer (except U.S. Government securities), if as a result at the time of purchase more than 5% of the Portfolio's total assets would be invested in such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, except that 25% of the total assets of the Portfolio may be invested without regard to this limitation;

     (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that a Portfolio that may use options or futures strategies and may make margin deposits in connection with its use of options, futures contracts and options on futures contracts;

     (4) mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Portfolio except as may be necessary in connection with permitted borrowings and then not in excess of 5% of the Portfolio's total assets taken at cost (10% in the case of Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio), provided that this does not prohibit escrow, collateral or margin arrangements in connection with the use of options, futures contracts and options on futures contracts by a Portfolio that may use options or futures strategies;

     (5) make short sales of securities or maintain a short position, except to the extent described in the Prospectus;

     (6) purchase or sell real estate, provided that a Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

     (7) purchase or sell commodities or commodity contracts, except to the extent described in the Prospectus and this Statement of Additional Information with respect to futures and related options;

     (8)    invest in oil, gas or mineral-related programs or leases;

     (9) make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances and other fixed income securities as described in the Prospectus and Statement of Additional Information shall not be deemed to be the making of a loan;

     (10) purchase any securities issued by any other investment company except (i) by purchase in the open market where no commission or profit, other than a customary broker's commission, is earned by any sponsor or dealer associated with the investment company whose shares are acquired as a result of such purchase, (ii) in connection with the merger, consolidation or acquisition of all the securities or assets of another investment company and (iii) purchases of collateralized mortgage obligations or asset-backed securities, the issuers of which are investment companies; or

     (11) borrow money or issue senior securities, except that each of Harris Bretall Sullivan & Smith Equity Growth Portfolio and Zurich Kemper Value Portfolio may borrow in an amount up to 10% of its respective total assets from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge its assets in connection with such borrowing. Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio may borrow money from banks on an unsecured basis and may pay interest thereon in order to raise additional cash for investment or to meet redemption requests. Each of these two Portfolios may not borrow amounts in excess of 20% of its total assets taken at cost or at market value, whichever is lower, and then only from banks as a temporary measure for extraordinary or emergency purposes. If such borrowings exceed 5% of a Portfolio's total assets, the Portfolio will make no further investments until such borrowing is repaid. It is the current intention of each of these two Portfolios not to borrow money in excess of 5% of its assets. A Portfolio may pledge up to 5% (10% in the case of Zweig Asset Allocation Portfolio and Zweig Equity (Small
            Cap) Portfolio) of its total assets as security for such borrowing. For purposes of this restriction, the deposit of initial or maintenance margin in connection with futures contracts will not be deemed to be a pledge of the assets of a Portfolio.

The following investment restriction may be changed by the vote of the Fund's Board of Directors without shareholder approval:

            No Portfolio will hold assets of any issuers, at the end of any calendar quarter (or within 30 days thereafter), to the extent such holdings would cause the Portfolio to fail to comply with the diversification requirements imposed by Section 817(h) of the Internal Revenue Code of 1986, as amended (the CODE), and the Treasury regulations issued thereunder, on segregated asset accounts used to fund variable annuity contracts.

                  OPTIONS, FUTURES AND OTHER HEDGING STRATEGIES

As discussed in the Prospectus, each of Zweig Asset Allocation Portfolio, Zurich Kemper Value Portfolio and Zweig Equity (Small Cap) Portfolio may use a variety of financial instruments (HEDGING INSTRUMENTS), including certain options, futures contracts (sometimes referred to as FUTURES) and options on futures contracts, to attempt to hedge the Portfolio's investments or attempt to enhance the Portfolio's income. The particular Hedging Instruments are described in Appendix A to this Statement of Additional Information.

Hedging strategies can be broadly categorized as SHORT HEDGES and LONG HEDGES.
A short hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential declines in the value of one or more investments held by a Portfolio. Thus, in a short hedge a Portfolio takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a Portfolio might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Portfolio could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Portfolio might be able to close out the put option and realize a gain to offset the decline in the value of the security.

Conversely, a long hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Portfolio intends to acquire. Thus, in a long hedge a Portfolio takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a Portfolio might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Portfolio could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Portfolio might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Portfolio owns or intends to acquire. Hedging Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Portfolio has invested or expects to invest. Hedging Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

The use of Hedging Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (CFTC) and various state regulatory authorities. In addition, a Portfolio's ability to use Hedging Instruments will be limited by tax considerations. See "Taxes."

In addition to the products, strategies and risks described below and in the Prospectus, the Sub-Advisers that utilize these techniques expect to discover additional opportunities in connection with options, future contracts, foreign currency forward contracts and other hedging techniques. These new opportunities may become available as a particular Sub-Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, foreign currency forward contracts or other techniques are developed. The Sub-Advisers may utilize these opportunities to the extent that they are consistent with the respective Portfolio's investment objectives and permitted by the respective Portfolio's investment limitations and applicable regulatory authorities. The Fund's Prospectus or Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

SPECIAL RISKS OF HEDGING STRATEGIES. The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

     (1) Successful use of most Hedging Instruments depends upon the Sub-Adviser's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the price of individual securities.
            While the Sub-Advisers that utilize these techniques are experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded. The effectiveness of hedges using Hedging Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Portfolio entered into a short hedge because the Sub-Adviser projected a decline in the price of a security held by a Portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, the Portfolio could suffer a loss. In either such case, the Portfolio would have been in a better position had it not hedged at all.

     (4) As described below, a Portfolio might be required to maintain assets as COVER, maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties (I.E., Hedging Instruments other than purchased options). If a Portfolio were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Portfolio sell a portfolio security at a disadvantageous time. A Portfolio's ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Portfolio.

COVER FOR HEDGING STRATEGIES. Transactions using Hedging Instruments, other than purchased options, expose a Portfolio to an obligation to another party. A Portfolio will not enter into any such transactions unless it owns either (1) an offsetting COVERED position in securities, currencies or other options or futures contracts or (2) cash, receivables and short-term debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each Portfolio will comply with SEC guidelines regarding cover for hedging transactions and will, if the guidelines so require, set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Portfolio's assets to cover or segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

OPTIONS. The Portfolios that may use options may purchase put and/or call options, and write (sell) covered put and call options on equity and debt securities, stock indices, and/or foreign currencies are identified in the Prospectus. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered put or call options can enable a Portfolio to enhance income by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a covered put option declines to less than the exercise price of the option, minus the premium received, the Portfolio would expect to suffer a loss. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Portfolio will be obligated to sell the security at less than its market value. If the covered call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Investment Policies and Restrictions -- Illiquid Securities."

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options that expire unexercised have no value.

A Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Portfolio may terminate its obligation under a call option that it had written by purchasing an identical call option; this is known as a closing purchase transaction. Conversely, a Portfolio may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction.

The Portfolios identified in the Prospectus may purchase or write exchange-traded and/or OTC options. Currently, many options on equity securities are exchange-traded. Exchange markets for options on debt securities and foreign currencies exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Portfolio and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Portfolio purchases or writes an OTC option, it relies on the party from whom it purchased the option or to whom it has written the option (the CONTRA PARTY) to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Portfolio as well as the loss of any expected benefits of the transaction.

Generally, the OTC debt and foreign currency options used by the Portfolios are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

A Portfolio's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Portfolio intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although a Portfolio will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Portfolio, there is no assurance that the Portfolio will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Portfolio might be unable to close out an OTC option position at any time prior to its expiration.

If the Portfolio were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Portfolio could cause material losses because the Portfolio would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

LIMITATIONS ON THE USE OF OPTIONS. The Portfolios' use of options is governed by the following guidelines, which can be changed by the Fund's Board of Directors without shareholder vote:

     (1) Zweig Asset Allocation Portfolio, Zurich Kemper Value Portfolio and Zweig Equity (Small Cap) Portfolio may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Portfolio, does not exceed 5% of the Portfolio's total assets; and

     (2) Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio will attempt to limit losses from all options transactions to 5% of its average net assets per year, or cease options transactions until in compliance with the 5% limitation, but there can be no absolute assurance of adherence to these limits.

FUTURES. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities and indices.

Futures strategies also can be used to manage the average duration of a Portfolio. If the Sub-Adviser wishes to shorten the average duration of a Portfolio, the Portfolio may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Sub-Adviser wishes to lengthen the average duration of a Portfolio, the Portfolio may buy a futures contract or a call option thereon.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Portfolio is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, INITIAL MARGIN consisting of cash, U.S. Government securities or other liquid, high-grade debt securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent VARIATION MARGIN payments are made to and from the futures broker daily as the value of the futures position varies, a process known as MARKING TO MARKET. Variation margin does not involve borrowing, but rather represents a daily settlement of the Portfolio's obligations to or from a futures broker. When a Portfolio purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Portfolio purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Portfolio intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. Secondary markets for options on futures are currently in the development stage, and no Portfolio will trade options on futures on any exchange or board of trade unless, in the Sub-Adviser's opinion, the markets for such options have developed sufficiently that the liquidity risks for such options are not greater than the corresponding risks for futures.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Portfolio were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, PROGRAM TRADING and other investment strategies might result in temporary price distortions.

LIMITATIONS ON THE USE OF FUTURES. A Portfolio will not purchase or sell futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing futures positions and margin and premiums paid for related options would exceed 5% of the market value of the Portfolio's total assets. This guideline can be changed by the Fund's Board of

Directors without shareholder vote. This guideline does not limit to 5% the percentage of the Portfolio's assets that are at risk in futures and related options transactions. For purposes of this guideline, options on futures contracts and foreign currency options traded on a commodities exchange will be considered RELATED OPTIONS.

In addition, the Fund has represented to the CFTC that it: (1) will use future contracts, options thereon and foreign currency options traded on a commodities exchange solely in BONA FIDE hedging transactions or, alternatively (2) will not enter into futures contracts, options thereon or foreign currency options traded on a commodities exchange for which the aggregate initial margin and premiums exceed 5% of a Portfolio's total assets (calculated in accordance with CFTC regulations).

FOREIGN CURRENCY HEDGING STRATEGIES -- SPECIAL CONSIDERATIONS. The Portfolios noted in the Prospectus may use options and futures on foreign currencies, and foreign currency forward contracts as described below to hedge against movements in the values of the foreign currencies in which the Portfolios' securities are denominated. Such currency hedges can protect against price movements in a security that a Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

The Portfolios might seek to hedge against changes in the value of a particular currency when no Hedging Instruments on that currency are available or such Hedging Instruments are more expensive than certain other Hedging Instruments. In such cases, a Portfolio may hedge against price movements in that currency by entering into transactions using Hedging Instruments on other currencies, the values of which the Sub-Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Hedging Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of Hedging Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Hedging Instruments, the Portfolios could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Hedging Instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency.
Thus, a Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

                             DIRECTORS AND OFFICERS

The Directors and officers of the Fund, their business addresses and principal occupations during the past five years are listed below. Unless otherwise indicated, each person's address is 515 West Market Street, Louisville, KY 40202.


Name, Age and Address         Position with the Fund        Other Business Activities in Past 5 Years
---------------------         ----------------------        -----------------------------------------
John R. Lindholm(48)*         Director                      President of Integrity and Vice President-Chief Marketing Officer of
                                                            National Integrity since November 26, 1993; Executive Vice President-
                                                            Chief Marketing Officer of ARM Financial Group, Inc. since July 27,
                                                            1993; since March 1992 Chief Marketing Officer of Analytical Risk
                                                            Management, L.P.  From June 1990 to February 1992, Chief Marketing
                                                            Officer and a Managing Director of the ICH Capital Management Group, ICH
                                                            Corporation, Louisville, Kentucky; prior thereto, Chief Marketing
                                                            Officer and Managing Director for Capital Holding Corporation's
                                                            Accumulation and Investment Group. Director of the mutual funds in the
                                                            State Bond Group of mutual funds from June 1995 to December 1996.

John Katz (58)                Director                      Investment banker since January 1991; Chairman and Chief Executive
10 Hemlock Road                                             Officer, Sam's Restaurant Group, Inc. (a restaurant holding company),
Hartsdale, NY                                               from June 1991 to August 1992; Executive Vice President (from January
                                                            1989 to January 1991) and Senior Vice President (from December 1985 to
                                                            January 1989), Equitable Investment Corporation (an indirect wholly-
                                                            owned subsidiary of The Equitable Life Assurance Society of the United
                                                            States, through which it owns and manages its investment operations).
                                                            Director of the mutual funds in the State Bond Group of mutual funds from June 1995 to December 1996.

Theodore S. Rosky (59)        Director                      Retired since April 1992; Executive Vice President, Capital Holding
2304 Speed Avenue                                           Corporation (from December 1991 to April 1992); prior thereto,
Louisville, KY                                              Executive Vice President and Chief Financial Officer, Capital Holding
                                                            Corporation. Director of the mutual funds in the State Bond Group of mutual funds from June 1995 to December 1996.

William B. Faulkner (69)      Director                      Director since November 1996.  President, William Faulkner & Associates,
240 East Plato Blvd.                                        business and institutional adviser since 1986; Consultant to American
St. Paul, Minnesota 55107                                   Hoist & Derrick Company, construction equipment manufacturer, from 1986 to 1989; prior thereto, Vice President and Assistant to the President,
                                                            American Hoist & Derrick Company. Director of the mutual funds in the
                                                            State Bond Group of mutual funds from June 1995 to December 1996.

Edward J. Haines (50)         President                     Vice President, Marketing of ARM Financial Group, Inc. since December
                                                            16, 1993; Director of Retail Marketing and Vice President of the
                                                            National Home Life Assurance Company subsidiary of Capital Holding
                                                            Corporation from 1987 to December 1993.

Barry G. Ward (36)            Controller                    Controller of ARM Financial Group, Inc. since April 1996.  From October
                                                            1993 to April 1996, Mr. Ward was directly responsible for the Company's financial reporting function.  From January 1989 to October 1993, Mr.
                                                            Ward served in various positions within Ernst & Young LLP's Insurance
                                                            Industry Accounting and Auditing Practice, the last of which was
                                                            Manager. Controller of the mutual funds in the State Bond Group of mutual funds from May 1996 to December 1996.

Peter S. Resnik (36)          Treasurer                     Treasurer of ARM Financial Group, Inc., Integrity and National Integrity
                                                            since December 1993; employed in various financial and operational capacities by Analytical Risk Management Ltd. since December 14, 1992;
                                                            Assistant Vice President of the Commonwealth Life Insurance Company
                                                            subsidiary of Capital Holding Corporation from 1986 to December 1992.
                                                            Treasurer of the mutual funds in the State Bond Group of mutual funds from June 1995 to December 1996.


Name, Age and Address         Position with the Fund        Other Business Activities in Past 5 Years
---------------------         ----------------------        -----------------------------------------
Kevin L. Howard (33)          Secretary                     Assistant General Counsel of ARM Financial Group, Inc. since January 31,
                                                            1994; Assistant General Counsel of Capital Holding Corporation from
                                                            April 1992 to January 1994; Attorney Greenebaum Doll & McDonald, 1989 to
                                                            April 1992.  Vice President and Secretary of the mutual funds in the
                                                            State Bond Group of mutual funds from June 1995 to December 1996.

-------------------------
* Mr. Lindholm is an INTERESTED PERSON, as defined in the 1940 Act, by virtue of his positions with ARM Financial Group, Inc.

The Fund pays Directors who are not INTERESTED PERSONS of the Fund fees for serving as Directors. During the fiscal year ended June 30, 1997 the Fund payed the Directors who are not interested persons of the Fund $43,500 exclusive of expenses. Because the Manager and the Sub-Advisers perform substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. No officer, director or employee of the Manager, Integrity, National Integrity or a Sub-Adviser receives any compensation from the Fund for acting as a Director or officer.

The following table sets forth for the fiscal years ended June 30, 1996 and 1997, compensation paid by the Fund to the non-interested Directors. Directors who are interested persons, as defined in the 1940 Act, receive no compensation from the Fund.

          Name of Director                 Aggregate Compensation from Fund
          ----------------                 --------------------------------

                                                  1996                1997
                                                  ----                ----

     William B. Faulkner                         $9,750             $14,500

     John Katz                                  $11,500             $14,500

     Theodore S. Rosky                          $11,500             $14,500



                         INVESTMENT MANAGEMENT SERVICES

The Manager, as successor to Integrity, acts as the investment manager of each Portfolio pursuant to a management agreement with the Fund dated as of November 26, 1993 (MANAGEMENT AGREEMENT). Under the Management Agreement, the Fund pays the Manager a fee for each Portfolio, computed daily and payable monthly, according to the schedule set forth in the Prospectus. The Manager is then responsible under the Management Agreement for paying each Sub-Adviser the sub-advisory fees payable. For the fiscal years ended June 30, 1995, 1996 and 1997, each Portfolio paid the Manager* management fees in the amounts set forth below:


                                                        Management Fee for Fiscal Year Ended
                                                        ------------------------------------
Portfolio                                      June 30, 1995       June 30, 1996       June 30, 1997
---------                                      -------------       -------------       -------------
Harris Bretall Sullivan & Smith Equity
Growth Portfolio                                   86,434              143,566            $160,836

Zurich Kemper Value Portfolio                      62,310               85,287            $164,290

Zweig Asset Allocation Portfolio                 $312,227             $355,357            $369,657

Zweig Equity (Small Cap) Portfolio                 81,405              102,926            $112,524

-------------------------
* The Manager assumed the duties and responsibilities of Integrity as the Fund's manager on February 1, 1996.

Pursuant to the Management Agreement with the Fund, the Manager is responsible for general supervision of the Sub-Advisers, subject to general oversight by the Fund's Board of Directors. In addition, the Manager is obligated to keep certain books and records of the Fund and administers the Fund's corporate affairs. In connection therewith, the Manager furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund's custodians or transfer and dividend disbursing agent.

Under the terms of the Management Agreement, each Portfolio bears all expenses incurred in its operation that are not specifically assumed by the Manager or ARM Securities, the Fund's distributor. General expenses of the Fund not readily identifiable as belonging to one of the Portfolios are allocated among the Portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board determines to be fair and equitable.
 Expenses borne by each Portfolio include, but are not limited to, the following (or the Portfolio's allocated share of the following): (1) the cost (including brokerage commissions, if any) of securities purchased or sold by the Portfolio and any losses incurred in connection therewith; (2) investment management fees; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the Fund or the shares of a Portfolio under federal or state securities laws and maintenance of such registrations and qualifications; (5) fees and expenses payable to the Directors who are not INTERESTED PERSONS of the Fund or the Manager, Integrity, National Integrity or any Sub-Adviser; (6) taxes (including any income or franchise taxes) and governmental fees; (7) costs of any liability, directors' and officers' uncollectible items of deposit and other insurance and fidelity bonds; (8) legal, accounting and auditing expenses; (9) charges of custodians, transfer agents and other agents; (10) expenses of setting in type and providing a camera-ready copy of prospectuses and supplements thereto, expenses of setting in type and printing or otherwise reproducing statements of additional information and supplements thereto and reports and proxy materials for existing shareholders; (11) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund or Portfolio; (12) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; and (13) costs of meetings of shareholders.

The Manager voluntarily limits the expenses of each Portfolio, other than for brokerage commissions and the investment management fee, to .50% of average net assets on an annualized basis. The Manager's reimbursement of Portfolio expenses results in an increase to each Portfolio's yield or total return. The Manager has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios. For the fiscal years ended June 30, 1995, 1996 and 1997, the Manager or its predecessor reimbursed the Portfolios' expenses in the amounts indicated:

                                          Amount Reimbursed for Fiscal Year Ended
                                          ---------------------------------------
Portfolio                         June 30, 1995          June 30, 1996          June 30, 1997
---------                         -------------          -------------          -------------
Harris Bretall Sullivan &
Smith Equity Growth Portfolio           --                     --                  --

Zurich Kemper Value
Portfolio                               --                    902                  --

Zweig Asset Allocation
Portfolio                               --                     --                  --

Zweig Equity (Small Cap)
Portfolio                             2,773                26,989              29,273

Under the Management Agreement, the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Management Agreement may be renewed from year to year so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Management Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreement may be terminated by the Fund or the Manager upon 60 days' prior written notice.

The Manager has entered into a Sub-Advisory Agreement with Sub-Advisers for each Portfolio. A description of each Sub-Adviser is included in the Prospectus. See "Management of the Fund -- The Manager, Sub-Advisers and Distributor." Each Sub-Advisory Agreement provides that the Sub-Adviser will furnish investment advisory services in connection with the management of the Portfolio. In connection therewith, the Sub-Adviser is obligated to keep certain books and records of the Fund. The Manager supervises each Sub-Adviser's performance of such services. Each Sub-Adviser is paid by the Manager and not the Fund in accordance with the schedule set forth in the Prospectus. For the fiscal years ended June 30, 1995, 1996 and 1997, the Manager or its predecessor paid the Sub-Advisers sub-advisory fees in respect of each Portfolio in the amounts set forth below:

                                      Amount of Sub-Advisory Fee for Fiscal Year Ended
                                      ------------------------------------------------
Portfolio                         June 30, 1995          June 30, 1996          June 30, 1997
                                  -------------          -------------          -------------

Harris Bretall Sullivan &
Smith Equity Growth Portfolio        66,488                110,436                123,720

Zurich Kemper Value
Portfolio                            47,931                 62,332                126,377

Zweig Asset Allocation
Portfolio                          $260,189               $296,131                308,047

Zweig Equity (Small Cap)
Portfolio                            69,776                 88,222                 96,449

Each Sub-Advisory Agreement may be renewed from year to year, so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. Each Sub-Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. Each Sub-Advisory Agreement may be terminated by the Fund, the Manager or the respective Sub-Adviser upon 60 days' prior written notice.

                                PORTFOLIO TRANSACTIONS

Subject to policies established by the Fund's Board of Directors, each Sub-Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the respective Portfolio. As a general matter in executing portfolio transactions, each Sub-Adviser may employ or deal with such brokers or dealers as may, in the Sub-Adviser's best judgment, provide prompt and reliable execution of the transaction at favorable security prices and reasonable commission rates. In selecting brokers or dealers, the Sub-Adviser will consider all relevant factors, including the price (including the applicable brokerage commission or dealer spread), size of the order, nature of the market for the security, timing of the transaction, the reputation, experience and financial stability of the broker-dealer, the quality of service, difficulty of execution and operational facilities of the firm involved and in the case of securities, the firm's risk in positioning a block of securities. Prices paid to dealers in principal transactions through which most debt securities and some equity securities are traded generally include a SPREAD, which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. Each Portfolio that invests in securities traded in the OTC markets will engage primarily in transactions with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. Brokerage arrangements may take into account the distribution of certificates by broker-dealers, subject to best price and execution.

The Manager and certain of the Sub-Advisers are affiliated with registered broker-dealers, including Morgan Stanley & Co. Incorporated and Zweig Securities Corp. From time to time, a portion of one or more Portfolios' brokerage transactions may be conducted with such broker-dealers, subject to the criteria for allocation of brokerage described above. The Fund's Board of Directors has adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such broker-dealers by any Portfolio with which they are affiliated are fair and reasonable. Also, due to securities law limitations, the Portfolios will limit purchases of securities in a public offering if an affiliated broker-dealer is a member of the syndicate for that offering. No transactions may be effected by a Portfolio with an affiliate of the Manager, Integrity, National Integrity or a Sub-Adviser acting as principal for its own account.

For the fiscal years ended June 30, 1995, 1996 and 1997, the Fund paid the following brokerage commissions with respect to each of the Portfolios:

                           Brokerage Commissions Paid During the Fiscal Year Ended
                           -------------------------------------------------------
Portfolio                  June 30, 1995          June 30, 1996          June 30, 1997
---------                  -------------          -------------          -------------
Harris Bretall Sullivan
& Smith Equity Growth
Portfolio                     13,202                 31,182                  22,892

Zurich Kemper Value
Portfolio                      8,300                 15,056                  61,962

Zweig Asset Allocation
Portfolio                     25,232                 73,378                  74,292

Zweig Equity (Small Cap)
Portfolio                     14,849                 21,869                  15,722

For the fiscal years ended June 30, 1995, 1996 and 1997, the Fund paid the following brokerage commissions with respect to each of the Portfolios to broker-dealers who are affiliated persons of such Portfolios. Also presented below for the fiscal year ended June 30, 1997 are the brokerage commissions paid to such broker-dealers as a percentage of the aggregate brokerage commissions paid by each Portfolio and as a percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions engaged in by such Portfolio.

                                                                                      Fiscal Year Ended June 30, 1997
                                                                              ------------------------------------------------
                                                                                           Brokerage Commissions
                                                                              ------------------------------------------------
                                      Brokerage           Brokerage
                                      Commissions         Commissions                                          As a Percentage
                                      Paid During         Paid During                       As a               of Portfolio
                                      the Fiscal Year     the Fiscal Year                   Percentage of       Transactions
Affiliated                            Ended June          Ended June                        Aggregate           Involving
Broker-Dealer     Portfolio           30, 1995($)         30, 1996($)         Paid($)       Commissions         Commissions
-------------     -----------         ---------------     ---------------     -------       -------------       --------------
Paine             Harris Bretall
Webber(b)         Sullivan &
                  Smith Equity
                  Growth
                  Portfolio               9,924              5,952

                  Zurich
                  Kemper
                  Value
                  Portfolio               7,115              4,174

Morgan            Zweig Asset
Stanley(a)        Allocation
                  Portfolio              16,394             51,370             50,774           68%                84%

                  Zweig Equity
                  (Small Cap)
                  Portfolio               7,589             13,825              8,051           51%                69%

                  Zurich Kemper
                  Value
                  Portfolio                --                --                 2,060           3%                 4%

Zweig             Zweig Asset
Securities        Allocation
Corporation       Portfolio                 594              1,199                --            --                 --

                  Zweig Equity
                  (Small Cap)
                  Portfolio                 537                403                --            --                 --

------------------------
(a) Morgan Stanley did not become an affiliated person of the Fund until November 1993.

(b) Paine Webber was no longer an affiliated person of the Fund after April 1, 1996.

Transactions in futures contracts are executed through futures commission merchants (FCMs) who receive brokerage commissions for their services. The procedures in selecting FCMs to execute the Portfolios' transactions in futures contracts, including procedures permitting the use of certain broker-dealers that are affiliated with the Sub-Advisers, are similar to those in effect with respect to brokerage transactions in securities.

The Sub-Advisers may select broker-dealers which provide them with research services and may cause a Portfolio to pay such broker-dealers commissions which exceed those other broker-dealers may have charged, if in their view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Research services furnished by brokers through which a Portfolio effects securities transactions may be used by the Sub-Adviser in advising other funds or accounts and, conversely, research services furnished to the Sub-Adviser by brokers in connection with other funds or accounts the Sub-Adviser advises may be used by the Sub-Adviser in advising such Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Sub-Adviser under the Sub-Advisory Contracts. The Portfolios may purchase and sell portfolio securities to and from dealers who provide the Portfolio with research services. Portfolio transactions will not be directed to dealers solely on the basis of research services provided.

Investment decisions for each Portfolio and for other investment accounts managed by each Sub-Adviser are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may be made for a Portfolio and one or more of such accounts. In such cases, simultaneous transactions are inevitable.
Purchases or sales are then allocated between the Portfolio and such other account(s) as to amount according to a formula deemed equitable to the Portfolio and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Portfolio.

PORTFOLIO TURNOVER.   For reporting purposes, a Portfolio's portfolio
turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Portfolio during the fiscal year. In determining such portfolio turnover, securities with maturities at the time of acquisition of one year or less are excluded. Each Sub-Adviser will adjust the Portfolio's assets as it deems advisable in view of current or anticipated market conditions, and portfolio turnover will not be a limiting factor should the Sub-Adviser deem it advisable for a Portfolio to purchase or sell securities.

The options activities of a Portfolio may affect its turnover rate, the amount of brokerage commissions paid by a Portfolio and the realization of net short-term capital gains. High portfolio turnover involves correspondingly greater brokerage commissions, other transaction costs, and a possible increase in short-term capital gains or losses. See "Valuation of Shares" and "Taxes."

The exercise of calls written by a Portfolio may cause the Portfolio to sell portfolio securities, thus increasing its turnover rate. The exercise of puts also may cause a sale of securities and increase turnover; although such exercise is within the Portfolio's control, holding a protective put might cause the Portfolio to sell the underlying securities for reasons which would not exist in the absence of the put.
A Portfolio will pay a brokerage commission each time it buys or sells a security in connection with the exercise of a put or call. Some commissions may be higher than those which would apply to direct purchases or sales of portfolio securities.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The separate accounts of Integrity and National Integrity purchase and redeem shares of each Portfolio on each day on which the New York Stock Exchange, Inc. (NYSE) is open for trading (BUSINESS DAY) based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected on that day pursuant to the contracts. Currently, the NYSE is closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Such purchases and redemptions of the shares of each Portfolio are effected at their respective net asset values per share determined as of the close of trading (currently 4:00 p.m., New York City time) on that Business Day. Payment for redemptions is made by the Fund within seven days thereafter. No fee is charged the separate accounts when they purchase or redeem Portfolio shares.

The Fund may suspend redemption privileges of shares of any Portfolio or postpone the date of payment during any period (1) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may
otherwise permit.   The redemption price may be more or less than the
shareholder's cost, depending on the market value of the Portfolio's securities at the time.


                              VALUATION OF SHARES

The net asset value for the shares of each Portfolio will be determined on each day the NYSE is open for trading. The net assets of each Portfolio are valued as of the close of the NYSE, which currently is 4:00 P.M., New York City time, on each Business Day. Each Portfolio's net asset value per share is calculated separately.

For all Portfolios, the net asset value per share is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets, less its liabilities, by the number of outstanding shares of the Portfolio. Securities holdings which are traded on a U.S. or foreign securities exchange are valued at the last sale price on the exchange where they are primarily traded or, if there has been no sale since the previous valuation, at the mean between the current bid and asked prices. OTC securities for which market quotations are readily available are valued at the mean between the current bid and asked prices. Bonds and other fixed-income securities are valued using market quotations provided by dealers, including the Sub-Advisers and their affiliates, and also may be valued on the basis of prices provided by a pricing service when the Board of Directors believes that such prices reflect the fair market value of such securities. Money market instruments are valued at market value. When market quotations for options and futures positions held by the Portfolios are readily available, those positions are valued based upon such quotations. Market quotations are not generally available for options traded in the OTC market. When market quotations for options and futures positions, or any other securities or assets of the Portfolios, are not available, they are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. When practicable, such determinations are based upon appraisals received from a pricing service using a computerized matrix system or appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities.

When a Portfolio writes a put or call option, the amount of the premium is included in the Portfolio's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the option. The premium paid for an option purchased by a Portfolio is recorded as an asset and subsequently adjusted to market value.

All securities quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates generally are determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events would not be reflected in the computation of a Portfolio's net asset value. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.


                                     TAXES

Shares of the Portfolios are currently offered only to Integrity and National Integrity separate accounts that fund variable annuity contracts. See the Prospectus for the certificates for a discussion of the special taxation of insurance companies with respect to such accounts and of the contract holders.

Each Portfolio is treated as a separate corporation for federal income tax purposes. In order to qualify (or to continue to qualify) for treatment as a regulated investment company (RIC) under the Code, each Portfolio must distribute to its shareholders each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) for such taxable year and must meet several additional requirements. With respect to each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock or securities or those currencies (INCOME REQUIREMENT); (2) the Portfolio must derive less than 30% of its gross income each taxable year from the sale or other disposition of stock or securities, or any of the following, that were held for less than three months -- options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Portfolio's principal business of investing in securities (or options and futures with respect to securities) (SHORT-SHORT LIMITATION); (3) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the outstanding voting securities of the issuer; (4) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer; and (5) the Portfolio must distribute during its taxable year at least 90% of its investment company taxable income plus 90% of its net tax-exempt interest income, if any.

The use of hedging and related income strategies, such as writing and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by each Portfolio eligible to use such strategies. Income from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures and forward contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures and forward contracts on foreign currencies, that are not directly related to a Portfolio's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

If a Portfolio satisfies certain requirements, any increase in value on a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Portfolio satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that Limitation. Each Portfolio will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent a Portfolio does not qualify for this treatment, it may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for the Portfolio to qualify or continue to qualify as a RIC.

Dividends and interest received by a Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on that Portfolio's securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Portfolios and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the Portfolios' activities. See the Prospectus for the certificates for further tax information.

                       YIELD AND PERFORMANCE INFORMATION

Performance information is computed separately for each Portfolio in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there can be no assurance that any historical results will continue.

CALCULATION OF TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN. Total Return with respect to the shares of a Portfolio is a measure of the change in value of an investment in a Portfolio over the period covered, which assumes that any dividends or capital gains distributions are reinvested in that Portfolio's shares immediately rather than paid to the investor in cash. The formula for Total Return with respect to a Portfolio's shares used herein includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment the number of shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares on the last trading day of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment.
Average Annual Total Return is measured by annualizing Total Return over the period.

PERFORMANCE COMPARISONS. Each Portfolio may from time to time include the Total Return, the Average Annual Total Return and Yield of its shares in advertisements or in information furnished to shareholders. Any statements of a Portfolio's performance will also disclose the performance of the respective separate account issuing the certificates.

Each Portfolio may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services (LIPPER) as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Portfolio may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in LIPPER PERFORMANCE ANALYSIS. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of a Portfolio published by nationally recognized ranking services and by financial publications that are nationally recognized such as BARRON'S, BUSINESS WEEK, CDA TECHNOLOGIES, INC., CHANGING TIMES, CONSUMER'S DIGEST, DOW JONES INDUSTRIAL AVERAGE, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, GLOBAL INVESTOR, HULBERT'S FINANCIAL DIGEST, INSTITUTIONAL INVESTOR, INVESTORS DAILY, MONEY, MORNINGSTAR MUTUAL FUNDS, THE NEW YORK TIMES, PERSONAL INVESTOR, STANGER'S INVESTMENT ADVISER, VALUE LINE, THE WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANY SERVICE and USA TODAY.

The performance figures described above may also be used to compare the performance of a Portfolio's shares against certain widely recognized standards or indices for stock and bond market performance. The following are the indices against which the Portfolios may compare performance:

The Standard & Poor's Composite Index of 500 Stocks (the S&P 500 Index) is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include 400 industrial, 60 transportation and 50 financial services concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

The Dow Jones Composite Average (or its component averages) is an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

The New York Stock Exchange composite or component indices are unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

The Wilshire 5000 Equity Index (or its component indices) represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

The Morgan Stanley Capital International World Index -- An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

The Goldman Sachs 100 Convertible Bond Index currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

The Lehman Brothers Government Bond Index (the LEHMAN GOVERNMENT INDEX) is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the Lehman Government Index.

The Lehman Brothers Government/Corporate Bond Index (the LEHMAN
GOVERNMENT/CORPORATE INDEX) is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher (INVESTMENT GRADE) by a nationally recognized statistical rating agency.

The Lehman Brothers Government/Corporate Intermediate Bond Index (the LEHMAN GOVERNMENT/CORPORATE INTERMEDIATE INDEX) is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities between one and 9.99 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

The Lehman Brothers Intermediate Treasury Bond Index includes bonds with maturities between one and ten years with a face value currently in excess of $1 million, that are rated investment grade or higher by a nationally recognized statistical rating agency.

The Shearson Lehman Long-Term Treasury Bond Index is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income.

The NASDAQ Industrial Index is composed of more than 3,000 industrial issues.
 It is a value-weighted index calculated on price change only and does not include income.

The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the VALUE LINE INVESTMENT SURVEY.

The Salomon Brothers GNMA Index includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

The Salomon Brothers' World Market Index is a measure of the return of an equally weighted basket of short-term (three month U.S. Government securities and bank deposits) investments in eight major currencies: the U.S. dollar, British pound, Canadian dollar, Japanese yen, Swiss franc, French franc, Deutsche mark and Dutch guilder.

The Salomon Brothers Broad Investment-Grade Bond Index contains approximately 3,800 Treasury and agency, corporate and mortgage bonds with a rating of BBB or higher, a stated maturity of at least one year, and a par value outstanding of $25 million or more. The index is weighted according to the market value of all bond issues included in the index.

The Salomon Brothers High Grade Corporate Bond Index consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

The Salomon Brothers World Bond Index measures the total return performance of high-quality securities in major sectors of the international bond market.
 The index covers approximately 600 bonds from 10 currencies: Australian dollars, Canadian dollars, European Currency Units, French francs, Japanese yen, Netherlands guilder, Swiss francs, UK pounds sterling, U.S. dollars, and German deutsche marks.

The J.P. Morgan Global Government Bond Index is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States.

The 50/50 Index assumes a static mix of 50% of the S&P 500 Index and 50% of the Lehman Government Corporate Index.

Other Composite Indices: 70% S&P 500 Index and 30% NASDAQ Industrial Index; 35% S&P 500 Index and 65% Salomon Brothers High Grade Bond Index; 65% S&P Index and 35% Salomon Brothers High Grade Bond Index; 60% of the S&P 500, 30% of Lehman Brothers Government/Corporate Bond Index, and 10% of 90-Day Treasury Bill Yield; 60% of the S&P 500 and 40% of Lehman Brothers Intermediate Treasury Bond Index; and 50% J.P. Morgan Emerging Market Bond Index and 50% of Lehman Brothers Aggregate Bond Index.

The SEI Median Balanced Fund Universe measures a group of funds with an average annual equity commitment and an average annual bond -- plus --private -- placement commitment greater than 5% each year. SEI must have at least two years of data for a fund to be considered for the population.

The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the total U.S. equity market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.

The Russell 2500 Index is comprised of the bottom 500 stocks in the Russell 1000 Index which represents the universe of stocks from which most active money managers typically select; and all the stocks in the Russell 2000 Index. The largest security in the index has a market capitalization of approximately 1.3 billion.

The Consumer Price Index (or Cost of Living Index), published by the United States Bureau of Labor Statistics is a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

J.P. Morgan Emerging Markets Bond Index is a market weighted index composed of all Brady bonds outstanding and includes Argentina, Brazil, Bulgaria, Mexico, Nigeria, the Philippines, Poland and Venezuela.

STOCKS, BONDS, BILLS AND INFLATION, published by Hobson Associates, presents a historical measure of yield, price and total return for common and small company stocks, long-term government bonds, Treasury bills and inflation.

Savings and Loan Historical Interest Rates as published in the United States Savings & Loan League Fact Book.

Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Shearson Lehman Hutton and Bloomberg L.P.

The MSCI Combined Far East Free ex Japan Index is a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in the MSCI Combined Far East Free ex Japan Index at 20% of its market capitalization.

The First Boston High Yield Index generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

90-Day Treasury Bill Yield

In reports or other communications to shareholders, the Fund may also describe general economic and market conditions affecting the Portfolios and may compare the performance of the Portfolios with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this Statement of Additional Information, or (4) data developed by the Manager or any of the Sub-Advisers derived from such indices or averages.

                               OTHER INFORMATION

The Portfolios are organized as separate series of the Fund, a Maryland corporation which was incorporated on July 22, 1992 under the name "Integrity Series Fund, Inc."

The Fund's Articles of Incorporation authorize the Board of Directors to classify and reclassify any and all shares which are then unissued into any number of classes, each class consisting of such number of shares and having such designations, powers, preferences, rights, qualifications, limitations, and restrictions, as shall be determined by the Board, subject to the 1940 Act and other applicable law, and provided that the authorized shares of any class shall not be decreased below the number then outstanding and the authorized shares of all classes shall not exceed the amount set forth in the Articles of Incorporation, as in effect from time to time.

All of the outstanding shares of common stock of each Portfolio are owned by Integrity's Separate Account II and by National Integrity's Separate Account II.

REGISTRATION STATEMENT. This Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the Commission under the 1933 Act with respect to the securities offered by the Prospectus. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C.

Statements contained in this Statement of Additional Information and the Prospectus as to the contents of any contract or other document are not complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information and the Prospectus form a part, each such statement being qualified in all respects by such reference.

COUNSEL. The law firm of Shereff, Friedman, Hoffman & Goodman, LLP, 919 Third Avenue, New York, New York 10022, counsel to the Fund, has passed upon the legality of the shares offered by the Fund's Prospectus.

AUDITORS. Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105, serves as independent auditors for the Fund.

                        FINANCIAL STATEMENTS OF THE FUND

Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105, serves as independent auditors of the Fund. Ernst & Young LLP on an annual basis audits the financial statements prepared by Fund management and expresses an opinion on such financial statements based on their audits.

The financial statements for the fiscal year ended June 30, 1997 included in this SAI have been audited by Ernst & Young LLP independent auditors as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                                                     Appendix
A

                              OPTIONS AND FUTURES

Certain Portfolios may use the following Hedging Instruments:

OPTIONS ON EQUITY AND DEBT SECURITIES AND FOREIGN CURRENCIES -- A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contact that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

OPTIONS ON SECURITIES INDEXES -- A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional stock option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

STOCK INDEX FUTURES CONTRACTS -- A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

INTEREST RATE AND FOREIGN CURRENCY FUTURES CONTRACTS -- Interest rates and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases, the contracts are closed out before the settlement date without the making or taking of delivery.

                            Report of Independent Auditors

The Shareholders and Board of Directors
The Legends Fund, Inc.

We have audited the accompanying statements of assets and liabilities of The Legends Fund, Inc. (the Fund) (comprised of the Renaissance Balanced, Zweig Asset Allocation, Nicholas-Applegate Balanced, Harris Bretall Sullivan & Smith Equity Growth, Dreman Value, Zweig Equity (Small Cap), Pinnacle Fixed Income, ARM Capital Advisors Money Market, Morgan Stanley Asian Growth and Morgan Stanley Worldwide High Income portfolios), including the schedules of investments, as of June 30, 1997, the related statements of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended and financial highlights for the periods since June 30, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended June 30, 1993 were audited by other auditors whose report thereon dated August 30, 1993 expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1997, by correspondence with the custodian. As to incompleted securities transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above and financial highlights for the periods since June 30, 1993 present fairly, in all material respects, the financial position of each of the portfolios constituting The Legends Fund, Inc. at June 30, 1997 and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and financial highlights for the periods since June 30, 1993, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Kansas City, Missouri
August 18, 1997

                            Renaissance Balanced Portfolio

                         Statement of Assets and Liabilities

                                    June 30, 1997


ASSETS
Investment in securities, at value (cost $24,733,757)
  -See accompanying schedule                                    $  26,877,961
Dividends and interest receivable                                     197,815
                                                                -------------
TOTAL ASSETS                                                       27,075,776

LIABILITIES
Cash overdraft                                                          5,676
Accounts payable and accrued expenses                                  35,163
                                                                -------------
TOTAL LIABILITIES                                                      40,839
                                                                -------------
NET ASSETS                                                      $  27,034,937
                                                                -------------
                                                                -------------
Net Assets consist of:
  Paid-in capital                                               $  22,235,475
  Undistributed net investment income                                 905,452
  Accumulated undistributed net realized gain on investments        1,749,806
  Net unrealized appreciation on investment securities              2,144,204
                                                                -------------
NET ASSETS, for 2,143,114 shares outstanding                    $  27,034,937
                                                                -------------
                                                                -------------
NET ASSET VALUE, offering and redemption price per share        $       12.61
                                                                -------------
                                                                -------------


SEE ACCOMPANYING NOTES.

                            Renaissance Balanced Portfolio

                               Statement of Operations

                               Year Ended June 30, 1997


INVESTMENT INCOME
  Dividends                                                     $     159,576
  Interest                                                          1,022,946
                                                                -------------
    Total investment income                                         1,182,522

EXPENSES
  Investment advisory and management fees                             175,631
  Custody and accounting fees                                          72,954
  Professional fees                                                    14,369
  Directors' fees and expenses                                          4,893
  Other expenses                                                        9,223
                                                                -------------
    Total expenses                                                    277,070
                                                                -------------
Net investment income                                                 905,452

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                  1,749,806
  Change in unrealized appreciation on investment securities          876,003
                                                                -------------
Net gain on investments                                             2,625,809
                                                                -------------

Net increase in net assets resulting from operations            $   3,531,261
                                                                -------------
                                                                -------------


SEE ACCOMPANYING NOTES.

                            Renaissance Balanced Portfolio

                          Statement of Changes in Net Assets

                                                                   YEAR ENDED JUNE 30,
                                                                   1997           1996
                                                               ---------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                        $    905,452   $    758,801
  Net realized gain on investments                                1,749,806      2,972,263
  Change in net unrealized appreciation                             876,003       (423,724)
                                                               ---------------------------
    Net increase in net assets resulting from operations          3,531,261      3,307,340

Distributions to shareholders from:
  Net investment income                                            (758,801)      (914,654)
  Net realized gain                                              (2,673,112)             -
                                                               ---------------------------
    Total distributions to shareholders                          (3,431,913)      (914,654)

Capital share transactions:
  Proceeds from sales of shares                                   2,452,037      3,559,180
  Proceeds from reinvested distributions                          3,431,913        914,654
  Cost of shares redeemed                                        (6,051,714)    (6,795,362)
                                                               ---------------------------
    Net decrease in net assets resulting
      from share transactions                                      (167,764)    (2,321,528)
                                                               ---------------------------
Total increase (decrease) in net assets                             (68,416)        71,158

NET ASSETS
Beginning of period                                              27,103,353     27,032,195
                                                               ---------------------------
End of period (including undistributed net
  investment income of $905,452 and
  $758,801, respectively)                                      $ 27,034,937   $ 27,103,353
                                                               ---------------------------
                                                               ---------------------------
OTHER INFORMATION
Shares:
  Sold                                                              199,141        286,131
  Issued through reinvestment of distributions                      291,594         74,583
  Redeemed                                                         (487,221)      (548,725)
                                                               ---------------------------
    Net increase (decrease)                                           3,514       (188,011)
                                                               ---------------------------
                                                               ---------------------------

SEE ACCOMPANYING NOTES.

                            Renaissance Balanced Portfolio

                                 Financial Highlights

                                                                                                   DECEMBER 14,
                                                                                                       1992
                                                                                                  (COMMENCEMENT
                                                            YEAR ENDED JUNE 30,                   OF OPERATIONS)
                                          ------------------------------------------------------ THROUGH JUNE  30,
                                              1997          1996            1995          1994           1993
                                          ------------------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period      $  12.67       $  11.61       $  10.40       $  10.42       $  10.00
Income from investment operations:
  Net investment income                       0.44           0.36           0.42           0.20           0.13
  Net realized and unrealized gain
    (loss) on investments                     1.18           1.10           0.99          (0.11)          0.29
                                          ------------------------------------------------------------------------
  Total from investment operations            1.62           1.46           1.41           0.09           0.42
Less distributions:
  From net investment income                 (0.37)         (0.40)          (.17)         (0.11)             -
  From net realized gain                     (1.31)             -           (.03)             -              -
                                          ------------------------------------------------------------------------
    Total distributions                      (1.68)         (0.40)          (.20)         (0.11)             -
                                          ------------------------------------------------------------------------
Net asset value, end of period            $  12.61       $  12.67       $  11.61       $  10.40       $  10.42
                                          ------------------------------------------------------------------------
                                          ------------------------------------------------------------------------
TOTAL RETURN (a)                             13.78%         12.68%         13.71%          0.73%          7.70%

RATIOS AND SUPPLEMENTAL DATA (b)
Net assets, end of period (in thousands)  $ 27,035       $ 27,103       $ 27,032       $ 25,046       $  7,799
Ratio of expenses to average net
  assets (C)                                  1.03%          1.01%          0.96%          1.06%          1.24%
Ratio of net investment income to
  average net assets (c)                      3.35%          2.69%          3.53%          2.72%          2.36%
Portfolio turnover rate                         90%           107%            71%            85%            29%
Average commission paid per equity
  share traded (d)                        $  .0600



(a) Total returns for periods of less than one year are not annualized.

(b) Data expressed as a percentage are annualized as appropriate.

(c) The ratios of expenses and net investment income to average net assets before voluntary expense reimbursement were 2.95% and 0.65%, respectively, for the period December 14, 1992 (commencement of operations) through June 30, 1993.

(d) Disclosure required for fiscal years beginning after September 1, 1995.

                            Renaissance Balanced Portfolio

                               Schedule of Investments

                                    June 30, 1997


                                                      NUMBER
                                                     OF SHARES       VALUE
                                                   ------------------------
COMMON STOCKS (34.9%)

AGRICULTURAL PRODUCTION CROPS (1.6%)
  RJR Nabisco Holdings Corporation                    13,400     $  442,200

APPAREL & OTHER FINISHED PRODUCTS (1.5%)
  Liz Claiborne, Inc.                                  8,600        400,975

CHEMICALS & ALLIED PRODUCTS (1.9%)
  Bristol-Meyers Squibb Company                        6,300        510,300

BUSINESS SERVICES (3.8%)
  Computer Associates International, Inc.              8,400        467,775
  HBO & Company                                        7,725        532,059
                                                                 ----------
                                                                    999,834

DEPOSITORY INSTITUTIONS (1.7%)
  First Chicago NBD Corporation                        7,385        446,793

FOOD & KINDRED PRODUCTS (1.8%)
  Archer Daniels Midland                              21,100        495,850

INDUSTRIAL MACHINERY & EQUIPMENT (5.2%)
  Gateway 2000, Inc.*                                 14,400        467,100
  Ingersoll-Rand Company                               8,100        500,175
  Western Digital Corporation*                        13,400        423,775
                                                                 ----------
                                                                  1,391,050

INSURANCE CARRIERS (1.6%)
  Loews Corporation                                    4,300        430,538

                            Renaissance Balanced Portfolio

                                                      NUMBER
                                                     OF SHARES       VALUE
                                                   ------------------------

COMMON STOCKS (CONTINUED)

MISCELLANEOUS RETAIL (1.8%)
  Staples, Inc.*                                      20,800     $  482,300

OIL & GAS EXTRACTION (1.6%)
  USX-Marathon Group                                  14,700        424,463

PETROLEUM & COAL PRODUCTS (1.6%)
  Phillips Petroleum Company                          10,000        437,500

PRIMARY METAL INDUSTRIES (1.7%)
  USX-U.S. Steel Company                              13,400        469,838

PRINTING & PUBLISHING (2.2%)
  Gannett Company                                      6,000        592,498

RUBBER & MISCELLANEOUS PLASTICS PRODUCTS (1.5%)
  Nike, Inc.                                           6,925        404,247

SECURITY & COMMODITY BROKERS, DEALERS (1.7%)
  Morgan Stanley, Dean Witter, Discover and
  Company                                             10,890        468,951

TRANSPORTATION EQUIPMENT (3.7%)
  General Motors Corporation                           7,100        395,381
  Paccar, Inc.                                        12,800        594,400
                                                                 ----------
                                                                    989,781
                                                                 ----------
TOTAL COMMON STOCKS (Cost $7,299,768)                             9,387,118

                            Renaissance Balanced Portfolio

                                                    PRINCIPAL
                                                      AMOUNT         VALUE
                                                   --------------------------
GOVERNMENT SECURITIES (53.0%)

U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED
  SECURITIES (11.6%)
    Federal National Mortgage Association Medium
    Term Notes, 6.41%, due 3/8/2006                $ 3,200,000    $ 3,112,512

U.S. GOVERNMENT OBLIGATIONS (41.4%)
  U.S. Treasury Notes
    5.875%, due 2/28/1999                            2,760,000      2,753,542
    6.125%, due 12/31/2001                           2,690,000      2,663,530
    6.375%, due 4/30/1999                            1,980,000      1,990,514
    6.50%, due 5/15/2005                               700,000        698,684
    6.875%, due 5/15/2006                              700,000        714,546
    7.00%, due 7/15/2006                               525,000        540,094
    7.25%, due 5/15/2004                             1,700,000      1,771,978
                                                                  -----------
                                                                   11,132,888
                                                                  -----------

TOTAL GOVERNMENT SECURITIES (Cost $14,188,546)                     14,245,400

SHORT-TERM SECURITIES (12.1%)

U.S. GOVERNMENT OBLIGATIONS (10.0%)
  Federal Home Loan Bank Discount Note,
    5.7037%, due 11/21/1997                          1,450,000      1,418,494
  U.S. Treasury Bill, 5.16%, due 12/11/1997          1,300,000      1,269,481
                                                                  -----------
                                                                    2,687,975

                            Renaissance Balanced Portfolio

                                                     PRINCIPAL
                                                       AMOUNT       VALUE
                                                    -------------------------

SHORT-TERM SECURITIES (CONTINUED)

REPURCHASE AGREEMENT (2.1%)
  State Street Bank, 4.25%, due 7/1/1997
    (Dated 6/30/1997, collateralized by
    U.S. Treasury Note, 6.125%, due 5/15/1998,
    value $570,650)                                 $  557,468   $    557,468
                                                                 ------------
TOTAL SHORT-TERM SECURITIES (Cost $3,245,443)                       3,245,443
                                                                 ------------
TOTAL INVESTMENTS (100.0%) (Cost $24,733,757)                    $ 26,877,961
                                                                 ------------
                                                                 ------------

*Non-income producing

OTHER INFORMATION:
  Purchases and sales of securities, excluding short-term securities, for the year ended June 30, 1997, aggregated $20,674,047 and $21,420,449 respectively. At June 30, 1997, net unrealized appreciation for tax purposes aggregated $2,144,204, of which $2,255,987 related to appreciated investment securities and $111,783 related to depreciated investment securities. The aggregate cost of securities is the same for book and tax purposes.

SEE ACCOMPANYING NOTES.

                           Zweig Asset Allocation Portfolio

                         Statement of Assets and Liabilities

                                    June 30, 1997


ASSETS
Investment in securities, at value (cost $33,086,173)
  -See accompanying schedule                                    $  42,786,617
Dividends, interest and other receivables                             154,887
                                                                -------------
TOTAL ASSETS                                                       42,941,504

LIABILITIES
Cash overdraft                                                         34,397
Accounts payable and accrued expenses                                  59,090
                                                                -------------
TOTAL LIABILITIES                                                      93,487
                                                                -------------
NET ASSETS                                                      $  42,848,017
                                                                -------------
                                                                -------------
Net Assets consist of:
  Paid-in capital                                               $  32,974,797
  Undistributed net investment income                                 529,058
  Accumulated undistributed net realized loss on investments         (254,884)
  Net unrealized appreciation on investment securities and
    futures contracts                                               9,599,046
                                                                -------------
NET ASSETS, for 2,929,288 shares outstanding                    $  42,848,017
                                                                -------------
                                                                -------------
NET ASSET VALUE, offering and redemption price per share        $       14.63
                                                                -------------
                                                                -------------


SEE ACCOMPANYING NOTES.

                           Zweig Asset Allocation Portfolio

                               Statement of Operations

                               Year Ended June 30, 1997


INVESTMENT INCOME
  Dividends                                                     $     826,965
  Interest                                                            226,438
                                                                -------------
    Total investment income                                         1,053,403

EXPENSES
  Investment advisory and management fees                             369,657
  Custody and accounting fees                                         110,897
  Professional fees                                                    14,200
  Directors' fees and expenses                                          4,893
  Other expenses                                                       24,698
                                                                -------------
    Total expenses                                                    524,345
                                                                -------------
Net investment income                                                 529,058

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on:
    Investment securities                                           3,397,934
    Futures contracts                                              (3,571,389)
                                                                -------------
      Net realized gain (loss)                                       (173,455)
  Change in unrealized appreciation (depreciation) on:
    Investment securities                                           6,719,553
    Futures contracts                                                 (19,970)
                                                                -------------
      Change in unrealized appreciation                             6,699,583
                                                                -------------
Net gain on investments                                             6,526,128
                                                                -------------
Net increase in net assets resulting from operations            $   7,055,186
                                                                -------------
                                                                -------------


SEE ACCOMPANYING NOTES.

                           Zweig Asset Allocation Portfolio

                          Statement of Changes in Net Assets

                                                                    YEAR ENDED JUNE 30,
                                                                    1997           1996
                                                               ---------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                        $    529,058   $    610,426
  Net realized gain (loss) on investments                          (173,455)     4,692,015
  Change in net unrealized appreciation                           6,699,583     (1,281,343)
                                                               ---------------------------
    Net increase in net assets resulting from operations          7,055,186      4,021,098

Distributions to shareholders from:
  Net investment income                                            (610,426)      (946,985)
  Net realized gain                                              (4,529,338)             -
                                                               ---------------------------
Total distributions to shareholders                              (5,139,764)      (946,985)

Capital share transactions:
  Proceeds from sales of shares                                   2,859,514      4,764,144
  Proceeds from reinvested distributions                          5,139,764        946,985
  Cost of shares redeemed                                        (7,288,581)    (5,299,505)
                                                               ---------------------------
    Net increase in net assets resulting from share
      transactions                                                  710,697        411,624
                                                               ---------------------------
Total increase in net assets                                      2,626,119      3,485,737

NET ASSETS
Beginning of period                                              40,221,898     36,736,161
                                                               ---------------------------
End of period (including undistributed net investment
  income of $529,058 and $610,426, respectively)               $ 42,848,017   $ 40,221,898
                                                               ---------------------------
                                                               ---------------------------
OTHER INFORMATION
Shares:
  Sold                                                              206,859        345,159
  Issued through reinvestment of distributions                      396,248         71,107
  Redeemed                                                         (523,827)      (386,701)
                                                               ---------------------------
    Net increase                                                     79,280         29,565
                                                               ---------------------------
                                                               ---------------------------

SEE ACCOMPANYING NOTES.

                           Zweig Asset Allocation Portfolio

                                 Financial Highlights

                                                                                                     DECEMBER 14,
                                                                                                        1992
                                                                                                    (COMMENCEMENT
                                                            YEAR ENDED JUNE 30,                     OF OPERATIONS)
                                          -----------------------------------------------------   THROUGH JUNE  30,
                                              1997          1996            1995          1994           1993
                                          ------------------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning of
  period                                  $  14.11       $  13.02       $  11.44       $  10.81       $  10.00
Income from investment operations:
  Net investment income                       0.19           0.21           0.33           0.10           0.08
  Net realized and unrealized gain
    on investments                            2.20           1.21           1.33           0.58           0.73
                                          ------------------------------------------------------------------------
  Total from investment operations            2.39           1.42           1.66           0.68           0.81
Less distributions:
  From net investment income                 (0.22)         (0.33)         (0.08)         (0.05)             -
  From net realized gain                     (1.65)             -              -              -              -
                                          ------------------------------------------------------------------------
    Total distributions                      (1.87)         (0.33)         (0.08)         (0.05)             -
                                          ------------------------------------------------------------------------

Net asset value, end of period            $  14.63       $  14.11       $  13.02       $  11.44       $  10.81
                                          ------------------------------------------------------------------------
                                          ------------------------------------------------------------------------

TOTAL RETURN (a)                             18.63%         11.06%         14.57%          6.27%         14.86%

RATIOS AND SUPPLEMENTAL DATA (b)
Net assets, end of period (in
  thousands)                              $ 42,848       $ 40,222       $ 36,736       $ 31,563       $  3,856
Ratio of expenses to average net
  assets (c)                                  1.28%          1.25%          1.20%          1.39%          1.51%
Ratio of net investment income to
  average net assets (c)                      1.29%          1.55%          2.73%          1.67%          1.40%
Portfolio turnover rate                         89%           105%            45%           101%            12%
Average commission paid per
  equity share traded (d)                 $  .0262




(a) Total returns for periods of less than one year are not annualized.

(b) Data expressed as a percentage are annualized as appropriate.

(c) The ratios of expenses and net investment income to average net assets before voluntary expense reimbursement were 4.87% and (1.17%), respectively, for the period December 14, 1992 (commencement of operations) through June 30, 1993.

(d) Disclosure required for fiscal years beginning after September 1, 1995.

                           Zweig Asset Allocation Portfolio

                               Schedule of Investments

                                    June 30, 1997

                                                       NUMBER
                                                      OF SHARES     VALUE
                                                      ---------------------
COMMON STOCKS (94.5%)

AGRICULTURAL PRODUCTION - CROPS (0.8%)
  RJR Nabisco Holdings Corporation                    10,400     $  343,200

AMUSEMENT & RECREATION SERVICES (0.5%)
  King World Productions, Inc.                         6,000        210,000

APPAREL & ACCESSORY (2.0%)
  Kmart Corporation (a)                                9,500        116,375
  Ross Stores, Inc.                                   22,400        731,500
                                                                 ----------
                                                                    847,875

AUTO REPAIR, SERVICES & PARKING (0.3%)
  Ryder System, Inc.                                   4,000        132,000

BUSINESS SERVICES (2.0%)
  Comdisco, Inc.                                      14,250        370,500
  Fiserv, Inc. (a)                                     7,083        316,964
  Radius, Inc. (a)                                        45             13
  Stratus Computer, Inc. (a)                           3,100        155,000
                                                                 ----------
                                                                    842,477

CHEMICALS & ALLIED PRODUCTS (1.0%)
  Desc S.A. De C.V.                                    1,515         44,124
  International Specialty Products, Inc. (a)           7,400        104,063
  Methanex Corporation                                 9,000         82,406
  Nova Corporation                                     2,800         23,800
  Occidental Petroleum Corporation                     7,000        175,438
                                                                 ----------
                                                                    429,831
COAL MINING (0.1%)
  Zeigler Coal Holding Company                         2,600         60,775

                          Zweig Asset Allocation Portfolio

                                                       NUMBER
                                                      OF SHARES     VALUE
                                                      ---------------------

COMMON STOCKS (CONTINUED)

COMMUNICATIONS (1.8%)
  British Telecommunications Plc                       1,200     $   89,100
  Mastec, Inc. (a)                                     4,900        231,831
  Tele Danmark                                         6,200        161,975
  Telefonos De Mexico                                  6,400        305,600
                                                                 ----------
                                                                    788,506

DEPOSITORY INSTITUTIONS (7.1%)
  Ahmanson (H.F.) & Company                            2,500        107,500
  Astoria Financial Corporation                        3,200        152,000
  Bankamerica Corporation                              7,600        490,675
  Bankunited Financial Corporation (a)                 2,000         20,125
  City National Corporation                           10,200        245,438
  Coast Savings Financial (a)                          2,600        118,138
  Dime Bancorp, Inc.                                  11,200        196,000
  Glendale Federal Bank FSB (a)                        5,500        143,688
  Golden West Financial Corporation                    1,600        112,000
  Imperial Bancorp (a)                                13,200        381,150
  North Fork Bancorporation                           10,200        218,025
  Popular, Inc.                                        4,000        160,750
  RCSB Financial, Inc.                                 6,100        291,656
  St. Paul Bancorp, Inc.                               2,300         76,475
  T R Financial Corporation                           12,200        308,050
                                                                 ----------
                                                                  3,021,670

EATING & DRINKING PLACES (1.2%)
  CKE Restaurants, Inc.                                 4,200       132,825
  Foodmaker, Inc. (a)                                  23,100       378,263
                                                                 ----------
                                                                    511,088

                           Zweig Asset Allocation Portfolio

                                                       NUMBER
                                                      OF SHARES     VALUE
                                                      ---------------------
COMMON STOCKS (CONTINUED)

ELECTRIC, GAS & SANITARY SERVICES (15.4%)
  Allegheny Power System, Inc.                         4,900     $  130,769
  Baltimore Gas & Electric                             5,900        157,456
  Boston Edison Company                                3,000         79,125
  Centerior Energy Corporation                        15,300        171,169
  CMS Energy Corporation                               9,100        320,775
  Columbia Gas System                                  9,600        626,400
  Delmarva Power and Light Company                     4,500         85,781
  Edison International                                15,700        390,538
  Enersis S.A.                                         4,200        149,363
  Entergy Corporation                                 12,800        350,400
  GPU, Inc.                                           10,100        362,338
  Hawaiian Electric Industries, Inc.                   2,500         96,563
  Houston Industries, Inc.                             4,100         87,894
  Illinova Corporation                                10,000        220,000
  Ipalco Enterprises, Inc.                            10,000        312,500
  Long Island Lighting Company                         3,600         82,800
  MidAmerican Energy Company                           1,900         32,894
  Montana Power Company                                5,800        134,488
  National Fuel Gas Company                            4,800        201,300
  New York State Electric & Gas                        7,900        164,913
  Niagra Mohawk Power Corporation                     10,300         88,194
  Noram Energy Corporation                            15,700        239,425
  Northern States Power                                1,800         93,150
  OGE Energy Corporation                               2,600        118,300
  Pacific Enterprises                                  4,000        134,500
  People's Energy Corporation                          8,500        318,219
  PG&E Corporation                                     3,700         89,725
  Pinnacle West Corporation                           19,500        586,219

                           Zweig Asset Allocation Portfolio

                                                       NUMBER
                                                      OF SHARES     VALUE
                                                      ---------------------
COMMON STOCKS (CONTINUED)

ELECTRIC, GAS & SANITARY SERVICES (15.4%) (CONTINUED)
  PP&L Resources, Inc.                                 8,300     $  165,481
  Public Service Enterprises Group                     7,100        177,500
  Sierra Pacific Resources                             4,000        128,000
  TransCanada Pipelines Ltd                            4,500         90,563
  Utilicorp United, Inc.                               4,900        142,713
  Washington Gas Light Company                         1,900         47,738
                                                                 ----------
                                                                  6,577,193

ELECTRONIC & OTHER ELECTRIC EQUIPMENT (2.4%)
  Aeroquip-Vickers, Inc.                               4,500        212,625
  Hadco Corporation (a)                                7,500        489,375
  Portugal Telecom S.A.                                5,400        216,675
  Sony Corporation                                     1,200        105,600
                                                                 ----------
                                                                  1,024,275

FOOD & KINDRED PRODUCTS (0.3%)
  Adolph Coors Company                                 4,900        129,850

FOOD STORES (0.3%)
  Great Atlantic & Pacific Tea Company                 4,900        133,219

FURNITURE & FIXTURES (0.9%)
  Ethan Allen Interiors, Inc.                          1,800        102,600
  Furniture Brands International, Inc. (a)             8,400        162,750
  Johnson Controls, Inc.                               3,400        139,613
                                                                 ----------
                                                                    404,963

                           Zweig Asset Allocation Portfolio

                                                       NUMBER
                                                      OF SHARES     VALUE
                                                      ---------------------
COMMON STOCKS (CONTINUED)

FURNITURE & HOME FURNISHINGS STORES (0.3%)
  Pier 1 Imports, Inc.                                 4,500     $  119,250

GENERAL BUILDING CONTRACTORS (1.1%)
  Centex Corporation                                   3,300        134,063
  Lennar Corporation                                   2,700         86,231
  Pulte Corporation                                    2,600         89,863
  Toll Brothers, Inc. (a)                              4,400         80,850
  U.S. Home Corporation (a)                            3,300         87,656
                                                                 ----------
                                                                    478,663

GENERAL MERCHANDISE STORES (3.1%)
  Carson Pirie Scott & Company (a)                     1,000         31,750
  Dayton-Hudson Corporation                            6,600        351,038
  Federated Department Stores (a)                      6,200        215,450
  Fred Meyer, Inc. (a)                                 4,600        237,763
  Proffitt's, Inc. (a)                                 1,300         56,956
  Shopko Stores, Inc.                                  2,600         66,300
  Waban, Inc. (a)                                      2,400         77,250
  Woolworth Corporation (a)                           12,700        304,800
                                                                 ----------
                                                                  1,341,307

HEALTH SERVICES (0.8%)
  Beverly Enterprises, Inc. (a)                        9,400        152,750
  Lincare Holdings, Inc. (a)                           2,900        124,791
  Universal Health Services (a)                        1,800         69,300
                                                                 ----------
                                                                    346,841

                           Zweig Asset Allocation Portfolio

                                                       NUMBER
                                                      OF SHARES     VALUE
                                                      ---------------------
COMMON STOCKS (CONTINUED)

HOLDING & OTHER INVESTMENT OFFICES (0.6%)
  Merry Land and Investment Company, Inc.              4,400     $   95,425
  Thornburg Mortgage Asset Corporation                 6,800        146,200
                                                                 ----------
                                                                    241,625

INDUSTRIAL MACHINERY & EQUIPMENT (7.1%)
  AGCO Corporation                                     3,100        111,406
  Applied Magnetics Corporation (a)                    3,000         67,875
  Camco International, Inc.                            1,800         98,550
  Case Corporation                                     1,600        110,200
  Caterpillar, Inc.                                    1,700        182,538
  Data General Corporation (a)                        11,100        288,600
  Harris Corporation                                   3,700        310,800
  Ingersoll-Rand Company                               1,800        111,150
  Innovex, Inc. (a)                                   24,400        706,051
  Kaydon Corporation                                   2,700        133,988
  Seagate Technology, Inc.                             2,900        102,044
  Storage Technology Corporation (a)                   6,700        298,150
  Tandem Computers, Inc. (a)                           9,200        186,300
  Tecumseh Products Company                              600         35,963
  Timken Company                                       5,000        177,813
  Western Digital Corporation (a)                      4,200        132,825
                                                                 ----------
                                                                  3,054,253

INSURANCE CARRIERS (9.4%)
  Ace Ltd                                              3,100        229,013
  Aegon N.V.                                           1,738        121,745
  Allmerica Financial Corporation                      2,000         79,750
  Ambac, Inc.                                          4,200        320,775

                          Zweig Asset Allocation Portfolio

                                                       NUMBER
                                                      OF SHARES     VALUE
                                                      ---------------------
COMMON STOCKS (CONTINUED)

INSURANCE CARRIERS (9.4%) (CONTINUED)
  American Bankers Insurance Group, Inc.               3,800     $  240,113
  American General Corporation                         1,881         89,818
  Capital Re Corporation                                 500         26,750
  Cigna Corporation                                    1,300        230,750
  CMAC Investment Corporation                          1,800         85,950
  Delphi Financial Group, Inc. (a)                     7,099        273,312
  Equitable Companies, Inc.                           11,200        372,400
  Equitable of Iowa Companies                          1,500         84,000
  Fremont General Corporation                          6,500        261,625
  Horace Mann Educators Corporation                    1,700         83,300
  Loews Corporation                                    5,900        590,738
  NAC Re Corporation                                   1,700         82,238
  Old Republic International Corporation               4,700        142,469
  Presidential Life Corporation (a)                    6,700        130,022
  Providian Financial Corporation (a)                  4,000        128,500
  Reliance Group Holdings, Inc.                       21,000        249,375
  Reliastar Financial Corporation                        800         58,500
  Tig Holdings, Inc.                                   2,300         71,875
  W.R. Berkley Corporation                             1,300         76,050
                                                                 ----------
                                                                  4,029,068

LOCAL & INTERURBAN PASSENGER TRANSIT (0.2%)
  Canadian National Railway Company                    2,400        105,000

METAL MINING (0.5%)
  Asarco, Inc.                                         4,300        131,688
  Phelps Dodge                                         1,200        102,225
                                                                 ----------
                                                                    233,913

                           Zweig Asset Allocation Portfolio

                                                       NUMBER
                                                      OF SHARES     VALUE
                                                      ---------------------
COMMON STOCKS (CONTINUED)

MISCELLANEOUS MANUFACTURING INDUSTRIES (0.7%)
  Hexcel Corporation (a)                               4,000     $   69,000
  Johns Manville Corporation                          18,800        222,075
                                                                 ----------
                                                                    291,075

MISCELLANEOUS RETAIL (0.2%)
  Zale Corporation (a)                                 4,700         93,119

NONDEPOSITORY INSTITUTIONS (0.5%)
  Countrywide Credit Industries, Inc.                  6,900        215,194

NONMETALLIC MINERALS, EXCEPT FUELS (0.1%)
  De Beers Consolidated Mines                            400         14,763

OIL & GAS EXTRACTION (7.0%)
  Amerada Hess Corporation                             2,800        155,575
  Apache Corporation                                   2,200         71,500
  Enserch Exploration, Inc. (a)                        4,000         43,750
  Helmerich & Payne, Inc.                              7,500        432,188
  Kerr-McGee Corporation                               3,400        215,475
  Marine Drilling Companies, Inc. (a)                  6,200        121,288
  Newfield Exploration Company (a)                     4,400         88,000
  Nuevo Energy Company (a)                             2,000         82,000
  Oryx Energy Company                                 11,800        249,275
  Parker & Parsley Petroleum Company                   3,300        116,738
  Royal Dutch Petroleum Company                        2,800        152,250
  Santa Fe Energy Resources, Inc. (a)                  8,800        129,250
  Seacor Smit, Inc. (a)                                1,700         88,931
  Tuboscope Vetco International Corporation (a)        9,200        183,425

                           Zweig Asset Allocation Portfolio

                                                       NUMBER
                                                      OF SHARES     VALUE
                                                      ---------------------
COMMON STOCKS (CONTINUED)

OIL & GAS EXTRACTION (7.0%) (CONTINUED)
  Union Texas Petro Holdings, Inc.                     4,500      $  94,219
  USX-Marathon Group                                   7,600        219,450
  Vintage Petroleum, Inc.                              3,000         92,250
  Weatherford Enterra, Inc. (a)                        3,900        150,150
  YPE Sociedad Anonima                                10,500        322,875
                                                                 ----------
                                                                  3,008,589

PAPER & ALLIED PRODUCTS (0.4%)
  James River Corporation of Virginia                  4,800        177,600

PETROLEUM & COAL PRODUCTS (4.5%)
  Coastal Corporation                                  8,300        441,456
  Elf Aquitaine                                        5,200        283,075
  Ente Nazionale Idrocarburi SPA                         900         51,188
  Murphy Oil Corporation                               3,700        180,375
  Phillips Petroleum Company                           3,300        144,375
  Sun Company, Inc.                                    4,400        136,400
  Texaco, Inc.                                         1,800        195,750
  Total S.A.                                           2,100        106,313
  Unocal Corporation                                   5,100        197,944
  Valero Energy Corporation                            5,500        199,375
                                                                 ----------
                                                                  1,936,251

PRIMARY METAL INDUSTRIES (3.0%)
  AK Steel Holding Corporation                         3,300        145,613
  Alumax, Inc. (a)                                     4,600        174,513
  British Steel Plc                                    9,000        227,250
  Inland Steel Industries, Inc.                        5,300        138,463

                           Zweig Asset Allocation Portfolio

                                                       NUMBER
                                                      OF SHARES     VALUE
                                                      ---------------------
COMMON STOCKS (CONTINUED)

PRIMARY METAL INDUSTRIES (3.0%) (CONTINUED)
  LTV Corporation                                      9,200     $  131,100
  Mueller Industries, Inc. (a)                           800         35,000
  Pohang Iron & Steel Ltd                              6,900        220,800
  Quanex Corporation                                     300          9,206
  USX-U.S. Steel Company                               5,800        203,363
                                                                 ----------
                                                                  1,285,308

RAILROAD TRANSPORTATION (1.4%)
  Canadian Pacific Ltd                                12,900        366,844
  CSX Corporation                                      4,100        227,550
                                                                 ----------
                                                                    594,394

RUBBER & MISCELLANEOUS PLASTICS PRODUCTS (0.3%)
  Premark International, Inc.                          5,200        139,100

SECURITY & COMMODITY BROKERS, DEALERS (5.1%)
  A.G. Edwards, Inc.                                   5,500        235,125
  Bear Stearns Companies, Inc.                        12,825        438,455
  Donaldson Lufkin & Jenrette, Inc.                      900         53,775
  Lehman Brothers Holdings                            14,000        567,000
  Paine Webber Group, Inc.                            10,100        353,500
  Raymond James Financial, Inc.                        3,900        106,763
  Salomon, Inc.                                        7,400        411,625
                                                                 ----------
                                                                  2,166,243

STONE, CLAY, & GLASS PRODUCTS (1.3%)
  LaFarge Corporation                                    800         19,600
  Lone Star Industries                                 3,000        135,938

                           Zweig Asset Allocation Portfolio

                                                       NUMBER
                                                      OF SHARES     VALUE
                                                      ---------------------
COMMON STOCKS (CONTINUED)

STONE, CLAY, & GLASS PRODUCTS (1.3%) (CONTINUED)
  Owens-Illinois, Inc. (a)                             4,800     $  148,800
  Southdown, Inc.                                      2,500        109,063
  USG Corporation (a)                                  3,200        116,800
  Vitro S.A. (a)                                       3,600         40,500
                                                                 ----------
                                                                    570,701

TEXTILE MILL PRODUCTS (0.1%)
  Mohawk Industries, Inc. (a)                          2,700         61,088

TRANSPORTATION BY AIR (4.6%)
  Airborne Freight Corporation                         3,700        154,938
  America West Holdings Corporation (a)                8,800        127,600
  AMR Corporation (a)                                  3,400        314,500
  British Airways Plc                                  1,600        183,900
  Continental Airlines (a)                             3,800        132,763
  Delta Air Lines, Inc.                                1,000         82,000
  Federal Express Corporation (a)                      1,600         92,400
  KLM Royal Dutch Air                                  5,439        167,929
  Southwest Airlines                                   4,900        126,788
  UAL Corporation (a)                                  6,100        436,531
  USAir Group, Inc. (a)                                3,700        129,500
                                                                 ----------
                                                                  1,948,849

TRANSPORTATION EQUIPMENT (3.6%)
  Chrysler Corporation                                 8,502        278,972
  Ford Motor Company                                   5,000        188,750
  General Motors Corporation                           2,400        133,650
  Honda Motor Company Ltd                              1,500         90,281

                           Zweig Asset Allocation Portfolio

                                                       NUMBER
                                                      OF SHARES     VALUE
                                                      ---------------------
COMMON STOCKS (CONTINUED)

TRANSPORTATION EQUIPMENT (3.6%) (CONTINUED)
  Mascotech, Inc.                                      4,400      $  91,850
  Navistar International (a)                           9,700        167,325
  Paccar, Inc.                                         7,200        334,350
  Trinity Industries                                   7,300        231,775
  Volvo AB (a)                                           600         16,088
                                                                 ----------
                                                                  1,533,041

TRANSPORTATION SERVICES (0.3%)
  Gatx Corporation                                     2,000        115,500

TRUCKING & WAREHOUSING (0.3%)
  CNF Transportation, Inc.                             3,500        112,875

WATER TRANSPORTATION (0.1%)
  Alexander & Baldwin, Inc.                              300          7,847

WHOLESALE TRADE - DURABLE GOODS (0.3%)
  Borg-Warner Automotive, Inc.                         2,400        129,750

WHOLESALE TRADE-NONDURABLE GOODS (1.5%)
  Burlington Coat Factory Warehouse (a)                5,100         99,450
  Pennzoil Company                                     3,600        276,300
  Supervalu, Inc.                                      2,800         96,600
  Universal Corporation                                5,200        165,100
                                                                 ----------
                                                                    637,450
                                                                 ----------

TOTAL COMMON STOCKS (Cost $30,745,135)                           40,445,579

                           Zweig Asset Allocation Portfolio

                                                   PRINCIPAL
                                                     AMOUNT       VALUE
                                                 --------------------------
SHORT-TERM SECURITIES (5.5%)

U.S. GOVERNMENT AGENCY (3.5%)
  Federal National Mortgage Association
    Discount Note, 5.25%, due 7/2/1997           $ 1,500,000   $  1,499,773

U.S. GOVERNMENT OBLIGATIONS (1.5%)
  U.S. Treasury Bills
    4.65%, due 7/31/1997                              25,000         24,903
    5.15%, due 7/17/1997                             600,000        598,627
                                                               ------------
                                                                    623,530

REPURCHASE AGREEMENT (0.5%)
  State Street Bank, 4.25%, due 7/1/1997
    (Dated 6/30/1997, collateralized by U.S.
      Treasury Notes, 6.125%, due 5/15/1998,
      value $222,200)                                217,735        217,735
                                                               ------------

TOTAL SHORT-TERM SECURITIES (Cost $2,341,038)                     2,341,038
                                                               ------------

TOTAL INVESTMENTS (100.0%) (Cost $33,086,173)                  $ 42,786,617
                                                               ------------
                                                               ------------

                          Zweig Asset Allocation Portfolio

FUTURES CONTRACTS
                                                                   UNREALIZED
                                EXPIRATION        CONTRACT            GAIN
                                   DATE            AMOUNT            (LOSS)
                                ---------------------------------------------

53 Mid-Cap S&P 500
   Futures Contracts-Short (b)     9/19/97      $ 7,674,400        $ (173,898)

15 S&P 500
   Futures Contracts-Short (b)     9/19/97        6,676,875            72,500
                                                -----------------------------

                                                $14,351,275        $ (101,398)
                                                -----------------------------
                                                -----------------------------

(a) Non-income producing

(b) At June 30, 1997, the market value of assets pledged to cover margin requirements for open futures contracts was $598,627.

OTHER INFORMATION:
    Purchases and sales of securities, excluding short-term securities, for the year ended June 30, 1997, aggregated $32,636,317 and $37,620,880 respectively. At June 30, 1997, net unrealized appreciation for tax purposes aggregated $9,693,260 of which $10,020,026 related to appreciated investment securities and $326,766 related to depreciated investment securities. The aggregate cost of securities is $33,093,357 for tax purposes.

SEE ACCOMPANYING NOTES.

                        Nicholas-Applegate Balanced Portfolio

                         Statement of Assets and Liabilities

                                    June 30, 1997


ASSETS
Investment in securities, at value (cost $42,385,345)
 -See accompanying schedule                                   $  49,976,483
Dividends, interest and other receivables                           296,029
                                                              -------------
TOTAL ASSETS                                                     50,272,512

LIABILITIES
Cash overdraft                                                       20,800
Accounts payable and accrued expenses                                55,843
                                                              -------------
TOTAL LIABILITIES                                                    76,643
                                                              -------------
NET ASSETS                                                    $  50,195,869
                                                              -------------
                                                              -------------
Net Assets consist of:
  Paid-in capital                                             $  38,904,356
  Undistributed net investment income                               796,624
  Accumulated undistributed net realized gain on investments      2,903,751
  Net unrealized appreciation on investment securities            7,591,138
                                                              -------------

NET ASSETS, for 3,347,602 shares outstanding                  $  50,195,869
                                                              -------------
                                                              -------------
NET ASSET VALUE, offering and redemption price per share      $       14.99
                                                              -------------
                                                              -------------


SEE ACCOMPANYING NOTES.

                        Nicholas-Applegate Balanced Portfolio

                               Statement of Operations

                               Year Ended June 30, 1997


INVESTMENT INCOME
  Dividends                                                   $     160,543
  Interest                                                        1,121,815
                                                              -------------
    Total investment income                                       1,282,358

EXPENSES
  Investment advisory and management fees                           319,584
  Custody and accounting fees                                       132,750
  Professional fees                                                  14,200
  Directors' fees and expenses                                        4,893
  Other expenses                                                     12,446
                                                              -------------
    Total expenses                                                  483,873
                                                              -------------
Net investment income                                               798,485

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                2,901,890
  Change in unrealized appreciation on investment securities      2,596,313
                                                              -------------
Net gain on investments                                           5,498,203
                                                              -------------

Net increase in net assets resulting from operations          $   6,296,688
                                                              -------------
                                                              -------------


SEE ACCOMPANYING NOTES.

                        Nicholas-Applegate Balanced Portfolio

                          Statement of Changes in Net Assets

                                                                     YEAR ENDED JUNE 30,
                                                                    1997            1996
                                                               ---------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                        $    798,485   $    924,428
  Net realized gain on investments                                2,901,890      6,092,935
  Change in net unrealized appreciation                           2,596,313     (1,004,611)
                                                               ---------------------------
    Net increase in net assets resulting from operations          6,296,688      6,012,752

Distributions to shareholders from:
  Net investment income                                            (924,428)      (935,896)
  Net realized gain                                              (4,473,680)             -
                                                               ---------------------------
    Total distributions to shareholders                          (5,398,108)      (935,896)

Capital share transactions:
  Proceeds from sales of shares                                   4,494,468      5,298,577
  Proceeds from reinvested distributions                          5,398,108        935,896
  Cost of shares redeemed                                       (10,058,064)    (7,629,163)
                                                               ---------------------------
    Net decrease in net assets resulting from
      share transactions                                           (165,488)    (1,394,690)
                                                               ---------------------------

Total increase in net assets                                        733,092      3,682,166

NET ASSETS
Beginning of period                                              49,462,777     45,780,611
                                                               ---------------------------

End of period (including undistributed net investment
  income of $796,624 and $924,428, respectively)               $ 50,195,869   $ 49,462,777
                                                               ---------------------------
                                                               ---------------------------

OTHER INFORMATION
Shares:
  Sold                                                              303,463        380,150
  Issued through reinvestment of distributions                      380,650         68,284
  Redeemed                                                         (710,525)      (550,111)
                                                               ---------------------------
    Net decrease                                                    (26,412)      (101,677)
                                                               ---------------------------
                                                               ---------------------------


SEE ACCOMPANYING NOTES.

                        Nicholas-Applegate Balanced Portfolio

                                 Financial Highlights

                                                                                                    DECEMBER 3,
                                                                                                       1992
                                                                                                   (COMMENCEMENT
                                                            YEAR ENDED JUNE 30,                    OF OPERATIONS)
                                          -----------------------------------------------------  THROUGH JUNE  30,
                                              1997          1996            1995          1994           1993
                                          ------------------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning of
  period                                  $  14.66       $  13.17       $  11.27       $  11.50       $  10.00
Income from investment operations:
  Net investment income                       0.24           0.27           0.27           0.09           0.11
  Net realized and unrealized gain
    (loss) on investments                     1.73           1.49           1.74          (0.29)          1.39
                                          ------------------------------------------------------------------------
  Total from investment operations            1.97           1.76           2.01          (0.20)          1.50
Less distributions:
  From net investment income                 (0.28)         (0.27)         (0.11)         (0.03)             -
  From net realized gains                    (1.36)             -              -              -              -
                                          ------------------------------------------------------------------------
    Total distributions                      (1.64)         (0.27)         (0.11)         (0.03)             -
                                          ------------------------------------------------------------------------
Net asset value, end of period            $  14.99       $  14.66       $  13.17       $  11.27       $  11.50
                                          ------------------------------------------------------------------------
                                          ------------------------------------------------------------------------
TOTAL RETURN (a)                             14.12%         13.53%         17.92%         (1.70%)        26.07%

RATIOS AND SUPPLEMENTAL DATA (b)
Net Assets, end of period (in
  thousands)                              $ 50,196       $ 49,463       $ 45,781       $ 39,358       $  5,567
Ratio of expenses to average net
  assets (c)                                  0.98%          0.98%          0.94%          1.03%          1.25%
Ratio of net investment income to
  average net assets (c)                      1.62%          1.92%          2.20%          1.69%          1.70%
Portfolio turnover rate                        132%           127%           108%            56%            21%
Average commission paid per
  equity share traded (d)                 $  .0600


(a) Total returns for periods less than one year are not annualized.

(b) Data expressed as a percentage are annualized as appropriate.

(c) The ratios of expenses and net investment income to average net assets before voluntary expense reimbursement were 3.87% and (0.72%), respectively, for the period December 3, 1992 (commencement of operations) through June 30, 1993.

(d) Disclosure required for fiscal years beginning after September 1, 1995.

                        Nicholas-Applegate Balanced Portfolio

                               Schedule of Investments

                                    June 30, 1997


                                                       NUMBER
                                                      OF SHARES     VALUE
                                                      ---------------------
COMMON STOCKS (66.4%)

APPAREL & ACCESSORY STORES (1.2%)
  Ross Stores, Inc.                                   18,400     $  600,875

APPAREL & OTHER FINISHED PRODUCTS (1.3%)
  Jones Apparel Group, Inc.*                          10,200        487,050
  Liz Claiborne, Inc.                                  3,700        172,513
                                                                 ----------
                                                                    659,563

CHEMICALS & ALLIED PRODUCTS (1.9%)
  Cytec Industries, Inc.*                              5,600        209,300
  Dura Pharmaceuticals, Inc.*                          2,700        107,494
  Herbalife International, Inc.                       13,900        225,006
  Jones Medical Industries, Inc.                       1,850         87,875
  Medeva Plc                                          18,500        316,813
                                                                 ----------
                                                                    946,488

BUSINESS SERVICES (10.4%)
  Altera Corporation*                                  6,200        313,294
  America Online, Inc.*                                5,600        311,500
  BMC Software, Inc.*                                 11,600        643,075
  Cadence Design Systems, Inc.*                        8,250        276,375
  Compuware Corporation*                              15,800        756,425
  Equifax                                              3,600        133,875
  HBO & Company                                        7,400        509,675
  Keane, Inc.*                                         6,400        332,800
  McAfee Associated, Inc.*                            13,950        879,709
  Microsoft Corporation*                               3,400        429,994

                        Nicholas-Applegate Balanced Portfolio

                                                       NUMBER
                                                      OF SHARES     VALUE
                                                      ---------------------
COMMON STOCKS (CONTINUED)

BUSINESS SERVICES (10.4%) (CONTINUED)
  Parametric Technology Company*                       2,100      $  89,316
  Peoplesoft, Inc.*                                    9,600        505,800
                                                                 ----------
                                                                  5,181,838

COMMUNICATIONS (0.8%)
  Mastec, Inc.*                                        8,400        397,425

DEPOSITORY INSTITUTIONS (3.6%)
  Greenpoint Financial Corporation                     5,500        366,094
  MBNA Corporation                                     2,050         75,081
  Security Capital Corporation                         3,800        359,338
  Star Banc Corporation                                7,200        304,200
  State Street Corporation                             7,300        337,625
  United States Trust Corporation                      7,200        336,150
                                                                 ----------
                                                                  1,778,488

ELECTRONIC & OTHER ELECTRIC EQUIPMENT (4.5%)
  American Power Conversion*                          12,500        236,328
  Intel Corporation                                    3,300        467,259
  LSI Logic Corporation*                               8,400        268,800
  PairGain Technologies, Inc.*                        10,800        167,738
  Sanmina Corporation*                                 6,300        394,538
  Tellabs, Inc.*                                       7,600        424,175
  Vitesse Semiconductor Corporation*                   9,600        313,500
                                                                 ----------
                                                                  2,272,338

FABRICATED METAL PRODUCTS (0.7%)
  Crane Company                                        8,000        334,500

                        Nicholas-Applegate Balanced Portfolio

                                                       NUMBER
                                                      OF SHARES     VALUE
                                                      ---------------------
COMMON STOCKS (CONTINUED)

FOOD & KINDRED PRODUCTS (1.7%)
  Interstate Bakeries Corporation                      7,600     $  450,775
  Smithfield Foods, Inc.*                              6,800        418,625
                                                                 ----------
                                                                    869,400

FOOD STORES (0.8%)
  General Nutrition Companies, Inc.*                  13,800        385,538

FURNITURE & FIXTURES (2.1%)
  Ethan Allen Interiors, Inc.                          6,200        353,400
  Herman Miller, Inc.                                 18,800        674,450
                                                                 ----------
                                                                  1,027,850

GENERAL BUILDING CONTRACTORS (0.7%)
  Centex Corporation                                   9,100        369,688

GENERAL MERCHANDISE STORES (1.6%)
  TJX Companies, Inc.                                 17,800        469,475
  Woolworth Corporation*                              14,500        348,000
                                                                 ----------
                                                                    817,475

INDUSTRIAL MACHINERY & EQUIPMENT (12.9%)
  Caterpillar, Inc.                                    3,300        354,338
  Compaq Computer Corporation*                         4,500        446,625
  Comverse Technology, Inc.*                           5,400        281,813
  Cooper Cameron Corporation*                          9,200        430,100
  Creative Technology Ltd*                            18,100        305,438
  Dell Computer Corporation*                           5,800        680,956
  EVI, Inc.*                                           9,200        386,400
  Gateway 2000, Inc.*                                 14,200        460,613

                        Nicholas-Applegate Balanced Portfolio

                                                       NUMBER
                                                      OF SHARES     VALUE
                                                      ---------------------
COMMON STOCKS (CONTINUED)

INDUSTRIAL MACHINERY & EQUIPMENT (12.9%) (CONTINUED)
  Jabil Circuit, Inc.*                                 7,400     $  618,825
  Kaydon Corporation                                   3,500        173,688
  Quantum Corporation*                                14,400        292,950
  Seagate Technology, Inc.*                            3,000        105,563
  Smith International, Inc.*                           9,300        564,975
  Timken Company                                      11,000        391,188
  Varco International, Inc.*                           8,600        277,350
  Western Digital Corporation*                        21,600        683,100
                                                                 ----------
                                                                  6,453,922

INSTRUMENTS & RELATED PRODUCTS (1.9%)
  Guidant Corporation                                  5,600        476,000
  Sci Systems, Inc.*                                   7,400        471,750
                                                                 ----------
                                                                    947,750

INSURANCE CARRIERS (4.3%)
  Aegon N.V.                                           4,300        301,269
  Conseco, Inc.                                        4,500        166,500
  Loews Corporation                                    1,400        140,175
  Orion Capital Corporation                            5,600        413,000
  Oxford Health Plans*                                 6,700        480,934
  Torchmark Corporation                                4,900        349,125
  Travelers Group, Inc.                                4,866        306,862
                                                                 ----------
                                                                  2,157,865
MISCELLANEOUS RETAIL (2.0%)
  Amway Asia Pacific Ltd                               9,300        405,713
  Bed Bath & Beyond, Inc.*                             1,900         57,772

                        Nicholas-Applegate Balanced Portfolio

                                                       NUMBER
                                                      OF SHARES     VALUE
                                                      ---------------------
COMMON STOCKS (CONTINUED)

MISCELLANEOUS RETAIL (2.0%) (CONTINUED)
  Borders Group, Inc.*                                 8,100     $  195,413
  Costco Companies, Inc.*                             10,000        329,063
                                                                 ----------
                                                                    987,961

NONDEPOSITORY INSTITUTIONS (0.5%)
  Green Tree Financial Corporation                     6,700        238,688

OIL & GAS EXTRACTION (2.4%)
  Global Marine, Inc.*                                17,900        416,175
  Marine Drilling Companies, Inc.*                    17,800        348,213
  Rowan Companies, Inc.*                               8,900        250,869
  USX-Marathon Group                                   6,900        199,238
                                                                 ----------
                                                                  1,214,495

PETROLEUM & COAL PRODUCTS (0.2%)
  Phillips Petroleum Company                           2,700        118,125

PRIMARY METAL INDUSTRIES (0.7%)
  Bethlehem Steel Corporation*                        33,300        347,569

PRINTING AND PUBLISHING (0.6%)
  Valassis Communications, Inc.*                      11,700        280,800

RAILROAD TRANSPORTATION (0.5%)
  Canadian Pacific Ltd                                 8,200        233,188

RUBBER & MISC. PLASTICS PRODUCTS (0.7%)
  Premark International, Inc.                         13,700        366,475

                        Nicholas-Applegate Balanced Portfolio

                                                       NUMBER
                                                      OF SHARES     VALUE
                                                      ---------------------
COMMON STOCKS (CONTINUED)

STONE, CLAY, & GLASS PRODUCTS (0.7%)
  Corning, Inc.                                        6,100     $  339,313

TEXTILE MILL PRODUCTS (1.2%)
  Fruit of the Loom, Inc.*                             8,900        275,900
  Unifi, Inc.                                          9,200        343,850
                                                                 ----------
                                                                    619,750

TRANSPORTATION BY AIR (2.7%)
  British Airways Plc                                  3,500        402,281
  Continental Airlines*                                9,700        338,894
  Delta Air Lines, Inc.                                3,500        287,000
  UAL Corporation*                                     4,200        300,563
                                                                 ----------
                                                                  1,328,738

TRANSPORTATION EQUIPMENT (0.9%)
  Chrysler Corporation                                 3,200        105,000
  Coltec Industries, Inc.*                            17,200        335,400
                                                                 ----------
                                                                    440,400

WHOLESALE TRADE - DURABABLE GOODS (1.4%)
  Federal-Mogul Corporation                           11,000        385,000
  Sybron International Corporation*                    7,700        307,038
                                                                 ----------
                                                                    692,038

WHOLESALE TRADE - NONDURABLE GOODS (1.5%)
  Safeway, Inc.*                                      16,170        745,841
                                                                 ----------

TOTAL COMMON STOCKS (Cost $25,640,020)                           33,154,384

                        Nicholas-Applegate Balanced Portfolio

                                                     PRINCIPAL
                                                       AMOUNT       VALUE
                                                  -------------------------
CORPORATE BONDS (6.6%)

DEPOSITORY INSTITUTIONS (1.2%)
  Citicorp Capital I, 7.933%, due 2/15/2027       $  200,000     $  200,264
  Swiss Bank Corporation, 7.75%, due 9/1/2026        400,000        408,352
                                                                 ----------
                                                                    608,616

NONDEPOSITORY INSTITUTIONS (5.4%)
  AT&T Capital Corporation, 6.39%, due 1/22/1999     350,000        350,672
  Case Equipment Loan Trust, 6.45%,
    due 3/15/2004                                    320,000        320,350
  Community Program Loan Trust, 4.50%,
    due 4/1/2029                                     850,000        595,266
  Countrywide Home Loan, 7.45%, due 9/16/2003        360,000        366,984
  Discover Card Master Trust I, 5.40%,
    due 11/16/2001                                   375,000        371,250
  Lehman Brothers Holdings, Inc., 6.85%,
    due 10/8/1999                                    300,000        301,617
  Standard Credit Card Master Trust, 5.50%,
    due 2/7/2000                                     385,000        380,907
                                                                 ----------
                                                                  2,687,046
                                                                 ----------
TOTAL CORPORATE BONDS (Cost $3,298,531)                           3,295,662

GOVERNMENT BONDS (0.3%)

GOVERNMENT AGENCY (0.3%)
  Hydro-Quebec, 8.40%, due 1/15/2022                 160,000        173,117
                                                                 ----------
TOTAL GOVERNMENT BONDS (Cost $174,018)                              173,117

                        Nicholas-Applegate Balanced Portfolio

                                                    PRINCIPAL
                                                      AMOUNT        VALUE
                                                  -------------------------
GOVERNMENT SECURITIES (26.1%)

U.S. GOVERNMENT AGENCY - COLLATERALIZED
  MORTGAGE OBLIGATIONS (2.9%)
    Federal Home Loan Mortgage Corporation
      6.00%, due 6/15/2001                        $  400,000     $  399,625
      6.15%, due 2/15/2022                           430,000        411,859
      6.50%, due 12/17/2022                          350,000        334,576
      9.00%, due 6/01/2006                           295,335        306,687
                                                                 ----------
                                                                  1,452,747

U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED
  SECURITIES (1.5%)
    Government National Mortgage
      Association, 7.50%, due 8/15/2025              766,529        771,557

U.S. GOVERNMENT OBLIGATIONS (21.7%)
  U.S. Treasury Bonds
    8.50%, due 2/15/2020                              80,000         94,775
    9.25%, due 2/15/2016                           1,400,000      1,751,526
    12.00%, due 8/15/2013                             70,000         98,536
  U.S. Treasury Notes
    5.50%, due 11/15/1998                            300,000        298,218
    5.875%, due 10/31/1998                           950,000        948,965
    5.875%, due 8/15/1998                             80,000         79,975
    6.25%, due 2/15/2003                           1,890,000      1,875,239
    7.25%, due 5/15/2004                           1,800,000      1,876,212
    7.50%, due 2/15/2005                           1,225,000      1,296,197
    8.25%,  due 7/15/1998                            830,000        849,713

                        Nicholas-Applegate Balanced Portfolio

                                                    PRINCIPAL
                                                      AMOUNT        VALUE
                                                  --------------------------
GOVERNMENT SECURITIES (CONTINUED)

U.S. GOVERNMENT OBLIGATIONS (21.7%) (CONTINUED)
  U.S. Treasury Strips, 0.0%, due 5/15/2006       $ 3,000,000   $  1,678,290
                                                                 -----------
                                                                  10,847,646
                                                                 -----------
TOTAL GOVERNMENT SECURITIES (Cost $12,991,406)                    13,071,950

SHORT-TERM SECURITIES (0.6%)

REPURCHASE AGREEMENT (0.6%)
  State Street Bank, 4.25%, due 7/1/1997
    (Dated 6/30/1997, collateralized by U.S.
    Treasury Note, 6.125%, due 5/15/1998,
    value $287,850)                                   281,370        281,370
                                                                 -----------

TOTAL SHORT-TERM SECURITIES (Cost $281,370)                          281,370
                                                                 -----------

TOTAL INVESTMENTS (100.0%) (Cost $42,385,345)                    $49,976,483
                                                                 -----------
                                                                 -----------


* Non-income producing

OTHER INFORMATION:
  Purchases and sales of securities, excluding short-term securities, for the year ended June 30, 1997, aggregated $63,003,192 and $66,396,138, respectively. At June 30, 1997, net unrealized appreciation for tax purposes aggregated $7,591,138, of which $8,191,035 related to appreciated investment securities and $599,897 related to depreciated investment securities. The aggregate cost of securities is the same for book and tax purposes.

SEE ACCOMPANYING NOTES.

               Harris Bretall Sullivan & Smith Equity Growth Portfolio

                         Statement of Assets and Liabilities

                                    June 30, 1997


ASSETS
Investment in securities, at value (cost $20,588,655)
  -See accompanying schedule                                    $  29,445,175
Cash                                                                   19,790
Dividends and interest receivable                                      14,637
                                                                -------------
TOTAL ASSETS                                                       29,479,602

LIABILITIES
Payable for investment securities purchased                           626,676
Accounts payable and accrued expenses                                  38,253
                                                                -------------
TOTAL LIABILITIES                                                     664,929
                                                                -------------
NET ASSETS                                                      $  28,814,673
                                                                -------------
                                                                -------------
Net Assets consist of:
   Paid-in capital                                              $  17,778,975
   Undistributed net investment income                                 35,592
   Accumulated undistributed net realized gain on investments       2,143,586
   Net unrealized appreciation on investment securities             8,856,520
                                                                -------------

NET ASSETS, for 1,644,065 shares outstanding                    $  28,814,673
                                                                -------------
                                                                -------------

NET ASSET VALUE, offering and redemption price per share        $       17.53
                                                                -------------
                                                                -------------


SEE ACCOMPANYING NOTES.

               Harris Bretall Sullivan & Smith Equity Growth Portfolio

                               Statement of Operations

                               Year Ended June 30, 1997


INVESTMENT INCOME
  Dividends                                                        $  244,363
  Interest                                                             47,306
                                                                -------------
   Total investment income                                            291,669

EXPENSES
  Investment advisory and management fees                             160,836
  Custody and accounting fees                                          66,809
  Professional fees                                                    14,200
  Directors' fees and expenses                                          4,893
  Other expenses                                                        9,339
                                                                -------------
   Total expenses                                                     256,077
                                                                -------------
Net investment income                                                  35,592

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                  2,143,586
  Change in unrealized appreciation on investment securities        4,406,962
                                                                -------------
Net gain on investments                                             6,550,548
                                                                -------------

Net increase in net assets resulting from operations             $  6,586,140
                                                                -------------
                                                                -------------
SEE ACCOMPANYING NOTES.

               Harris Bretall Sullivan & Smith Equity Growth Portfolio

                          Statement of Changes in Net Assets

                                                                         YEAR ENDED JUNE 30,
                                                                        1997              1996
                                                                   --------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                            $      35,592     $      5,649
  Net realized gain on investments                                     2,143,586         1,737,610
  Change in net unrealized appreciation                                4,406,962           778,867
                                                                   --------------------------------
   Net increase in net assets resulting from operations                6,586,140         2,522,126

Distributions to shareholders from:
  Net investment income                                                   (5,649)          (17,603)
  Net realized gain                                                   (1,737,610)         (152,435)
                                                                   --------------------------------
  Total distributions to shareholders                                 (1,743,259)         (170,038)

Capital share transactions:
  Proceeds from sales of shares                                        5,927,647        10,057,765
  Proceeds from reinvested distributions                               1,743,259           170,038
  Cost of shares redeemed                                             (7,509,523)       (5,162,758)
                                                                   --------------------------------
   Net increase in net assets resulting from share
    transactions                                                         161,383         5,065,045
                                                                   --------------------------------

Total increase in net assets                                           5,004,264         7,417,133

NET ASSETS
Beginning of period                                                   23,810,409        16,393,276
                                                                   --------------------------------

End of period (including undistributed net investment
 income of $35,592 and $5,649, respectively)
                                                                   $  28,814,673     $  23,810,409
                                                                   --------------------------------
                                                                   --------------------------------

OTHER INFORMATION
Shares:
  Sold                                                                   394,049          726,912
  Issued through reinvestment of distributions                           119,672           12,192
  Redeemed                                                              (512,893)        (371,133)
                                                                   --------------------------------
   Net increase                                                              828          367,971
                                                                   --------------------------------
                                                                   --------------------------------

SEE ACCOMPANYING NOTES.

               Harris Bretall Sullivan & Smith Equity Growth Portfolio

                                 Financial Highlights

                                                                                                     DECEMBER 8,
                                                                                                        1992
                                                                                                   (COMMENCEMENT
                                                            YEAR ENDED JUNE 30,                    OF OPERATIONS)
                                        -----------------------------------------------------------   THROUGH
                                             1997          1996            1995          1994      JUNE 30, 1993
                                        ----------------------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period    $   14.49      $   12.85       $    9.36      $   9.71      $   10.00
Income from investment operations:
  Net investment income (loss)               0.02              - (a)        0.01         (0.02)(b)          -
  Net realized and unrealized gain
  (loss) on investments                      4.13           1.74            3.48         (0.33)         (0.29)
                                        ----------------------------------------------------------------------------
  Total from investment operations           4.15           1.74            3.49         (0.35)         (0.29)
Less distributions:
  From net investment income                    -(a)       (0.01)              -             -              -
  From net realized gain                    (1.11)         (0.09)              -             -              -
                                        ----------------------------------------------------------------------------
  Total distributions                       (1.11)         (0.10)              -             -              -
                                        ----------------------------------------------------------------------------

Net asset value, end of period          $   17.53      $   14.49       $   12.85      $   9.36      $    9.71
                                        ----------------------------------------------------------------------------
                                        ----------------------------------------------------------------------------
TOTAL RETURN (c)                            30.23%         13.59%          37.29%        (3.60%)        (5.16%)

RATIOS AND SUPPLEMENTAL DATA (d)
Net assets, end of period
  (in thousands)                        $  28,815      $  23,810       $  16,393      $ 10,693      $   5,143
Ratio of expenses to average net
  assets (e)                                 1.03%          1.04%           1.05%         1.29%          1.34%
Ratio of net investment income
  (loss) to average net assets (e)           0.14%          0.03%           0.13%        (0.17%)        (0.06%)
Portfolio turnover rate                        46%            58%             31%           38%             6%
Average commission paid per equity
  share traded (f)                      $   .0600

(a)  Less than $0.01 per share.

(b) Net investment loss per share has been calculated using the weighted monthly average number of shares outstanding.

(c)  Total returns for periods of less than one year are not annualized.

(d)  Data expressed as a percentage are annualized as appropriate.

(e) The ratios of expenses and net investment income to average net assets before voluntary expense reimbursement were 3.52% and (1.94%), respectively, for the period ended December 8, 1992 (commencement of operations) through June 30, 1993.

(f)  Disclosure required for fiscal years beginning after September 1, 1995.

               Harris Bretall Sullivan & Smith Equity Growth Portfolio

                               Schedule of Investments

                                    June 30, 1997

                                                     NUMBER
                                                    OF SHARES      VALUE
                                                  -------------------------
COMMON STOCKS (93.3%)

BUSINESS SERVICES (10.6%)
 Autodesk, Inc.                                      17,000     $  651,844
 Automatic Data Processing                           11,500        540,500
 Interpublic Group of Companies, Inc.                10,000        613,125
 Microsoft Corporation*                               5,500        695,578
 Oracle Corporation*                                 12,600        634,331
                                                             -------------
                                                                 3,135,378

CHEMICALS & ALLIED PRODUCTS (17.9%)
 Abbott Laboratories                                 10,000        667,500
 American Home Products Corporation                   7,500        573,750
 Amgen, Inc.*                                         8,700        505,416
 Bristol-Meyers Squibb Company                        7,600        615,600
 Colgate-Palmolive Company                           11,800        769,950
 Merck & Company, Inc.                                7,500        776,248
 Pfizer, Inc.                                         6,000        717,000
 Schering-Plough                                     13,400        641,525
                                                             -------------
                                                                 5,266,989

DEPOSITORY INSTITUTIONS (6.1%)
 Bankamerica Corporation                             10,000        645,625
 Citicorp                                             4,500        542,531
 Norwest Corporation*                                10,800        607,500
                                                             -------------
                                                                 1,795,656

EATING & DRINKING PLACES (1.8%)
 McDonald's Corporation                              11,000        531,438

               Harris Bretall Sullivan & Smith Equity Growth Portfolio

                                                      NUMBER
                                                     OF SHARES      VALUE
                                                   -------------------------

COMMON STOCKS (CONTINUED)

ELECTRONIC & OTHER ELECTRIC EQUIPMENT (11.1%)
 General Electric Company                            10,000     $  653,750
 Intel Corporation                                    5,000        707,969
 Linear Technology Corporation                       10,000        516,563
 Lucent Technologies, Inc.                           10,500        756,656
 Tellabs, Inc.*                                      11,500        641,844
                                                             -------------
                                                                 3,276,782
FABRICATED METAL PRODUCTS (2.5%)
 Illinois Tool Works, Inc.                           15,000        749,063

FOOD & KINDRED PRODUCTS (6.5%)
 Coca-Cola Company                                    8,650        583,875
 Conagra, Inc.                                        9,200        589,950
 Pepsico, Inc.*                                      20,000        751,250
                                                             -------------
                                                                 1,925,075

GENERAL MERCHANDISE STORES (2.3%)
 Wal-Mart Stores, Inc.                               19,600        662,725

INDUSTRIAL MACHINERY & EQUIPMENT (6.6%)
 Applied Materials, Inc.*                            10,500        743,203
 Cisco Systems, Inc.*                                 9,000        604,406
 Compaq Computer Corporation*                         6,150        610,388
                                                             -------------
                                                                 1,957,997

INSTRUMENTS & RELATED PRODUCTS (2.0%)
 Medtronic, Inc.                                      7,200        583,200

               Harris Bretall Sullivan & Smith Equity Growth Portfolio

                                                      NUMBER
                                                     OF SHARES       VALUE
                                                   -------------------------

COMMON STOCKS (CONTINUED)

INSURANCE CARRIERS (6.5%)
 American International Group                         4,350     $  649,781
 Oxford Health Plans*                                 9,100        653,209
 United Healthcare Corporation                       11,500        598,000
                                                             -------------
                                                                 1,900,990

MISCELLANEOUS MANUFACTURING INDUSTRIES (4.7%)
 Mattel, Inc.                                        19,000        643,625
 Tyco International Ltd                              10,500        730,406
                                                             -------------
                                                                 1,374,031

MOTION PICTURES (2.1%)
 Walt Disney                                          7,800        625,950

RAILROAD TRANSPORTATION (2.1%)
 Union Pacific Corporation                            8,700        613,350

SECURITY & COMMODITY BROKERS(2.0%)
 Merrill Lynch & Company                             10,100        602,213

WHOLESALE TRADE - DURABLE GOODS (2.2%)
 Johnson & Johnson                                   10,000        643,750

WHOLESALE TRADE - NONDURABLE GOODS (6.2%)
 Gillette Company                                     7,000        663,250
 Safeway, Inc.                                       12,300        567,338
 Sysco Corporation                                   16,000        584,000
                                                             -------------
                                                                 1,814,588
                                                             -------------

               Harris Bretall Sullivan & Smith Equity Growth Portfolio


                                                            PRINCIPAL
                                                             AMOUNT              VALUE
                                                        ------------------------------------
COMMON STOCKS (CONTINUED)

TOTAL COMMON STOCKS (Cost $18,602,655)                                      $  27,459,175

SHORT-TERM SECURITIES (6.7%)

REPURCHASE AGREEMENT (6.7%)
 State Street Bank, 4.25%, due 7/1/1997
 (Dated 6/30/1997, collateralized by U.S. Treasury
 Note, 6.125%, due 5/15/1998, value $2,030,100)          $  1,986,000           1,986,000
                                                                           --------------

TOTAL SHORT-TERM SECURITIES (Cost $1,986,000)                                   1,986,000
                                                                           --------------

TOTAL INVESTMENTS (100.0%) (Cost $20,588,655)                               $  29,445,175
                                                                           --------------
                                                                           --------------



* Non-income producing


OTHER INFORMATION:
    Purchases and sales of securities, excluding short-term securities, for the year ended June 30, 1997, aggregated $10,887,252 and $13,401,361, respectively. At June 30, 1997, net unrealized appreciation for tax purposes aggregated $8,856,520, of which $8,914,571 related to appreciated investment securities and $58,051 related to depreciated investment securities. The aggregate cost of securities is the same for book and tax purposes.


SEE ACCOMPANYING NOTES.

                             Dreman Value Portfolio

                       Statement of Assets and Liabilities

                                  June 30, 1997


ASSETS
Investment in securities, at value (cost $25,309,118)
  -See accompanying schedule                                       $ 30,887,217
Cash                                                                     19,382
Dividends, interest and other receivables                                63,868
                                                                  -------------
TOTAL ASSETS                                                         30,970,467

LIABILITIES
Accounts payable and accrued expenses                                    40,013
                                                                  -------------
TOTAL LIABILITIES                                                        40,013
                                                                  -------------

NET ASSETS                                                         $ 30,930,454
                                                                  -------------
                                                                  -------------
Net Assets consist of:
  Paid-in capital                                                  $ 19,219,499
  Undistributed net investment income                                   408,549
  Accumulated undistributed net realized gain on investments          5,724,307
  Net unrealized appreciation on investment securities                5,578,099
                                                                  -------------

NET ASSETS, for 1,499,576 shares outstanding                       $ 30,930,454
                                                                  -------------
                                                                  -------------

NET ASSET VALUE, offering and redemption price per share           $      20.63
                                                                 --------------
                                                                 --------------

SEE ACCOMPANYING NOTES.

                             Dreman Value Portfolio

                             Statement of Operations

                            Year Ended June 30, 1997


INVESTMENT INCOME
  Dividends                                                        $    559,690
  Interest                                                              115,425
                                                                  -------------
    Total investment income                                             675,115

EXPENSES
  Investment advisory and management fees                               164,290
  Custody and accounting fees                                            68,244
  Professional fees                                                      14,200
  Directors' fees and expenses                                            4,893
  Foreign tax expense                                                     4,891
  Other expenses                                                         10,048
                                                                  -------------
    Total expenses                                                      266,566
                                                                  -------------
Net investment income                                                   408,549

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                    5,724,307
  Change in unrealized appreciation on investment securities          1,320,029
                                                                  -------------
Net gain on investments                                               7,044,336
                                                                  -------------

Net increase in net assets resulting from operations               $  7,452,885
                                                                  -------------
                                                                  -------------

SEE ACCOMPANYING NOTES.

                             Dreman Value Portfolio

                       Statement of Changes in Net Assets


                                                         YEAR ENDED JUNE 30,
                                                      1997                1996
                                                  ------------------------------

INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                         $    408,549       $    252,188
  Net realized gain on investments                 5,724,307            862,820
  Change in net unrealized appreciation            1,320,029          2,857,141
                                                  ------------------------------
     Net increase in net assets
      resulting from operations                    7,452,885          3,972,149

Distributions to shareholders from:
  Net investment income                             (252,188)          (190,236)
  Net realized gain                                 (862,820)          (110,864)
                                                  ------------------------------
     Total distributions to shareholders          (1,115,008)          (301,100)

Capital share transactions:
  Proceeds from sales of shares                   12,411,821          7,569,421
  Proceeds from reinvested distributions           1,115,008            301,100
  Cost of shares redeemed                         (8,638,962)        (2,713,770)
                                                 -------------------------------
     Net increase in net assets resulting
      from share transactions                      4,887,867          5,156,751
                                                 -------------------------------

Total increase in net assets                      11,225,744          8,827,800

NET ASSETS
Beginning of period                               19,704,710         10,876,910
                                                 -------------------------------

End of period (including undistributed
 net investment income of $408,549
 and $252,188, respectively)                    $ 30,930,454       $ 19,704,710
                                                  ------------------------------
                                                  ------------------------------

OTHER INFORMATION
Shares:
  Sold                                               689,365            517,405
  Issued through reinvestment of distributions        64,391             21,840
  Redeemed                                          (472,506)          (184,651)
                                                  ------------------------------
     Net increase                                    281,250            354,594
                                                  ------------------------------
                                                  ------------------------------

SEE ACCOMPANYING NOTES.

                             Dreman Value Portfolio

                              Financial Highlights


                                                                                                                       DECEMBER 14,
                                                                                                                           1992
                                                                                                                      (COMMENCEMENT
                                                                              YEAR ENDED JUNE 30,                     OF OPERATIONS)
                                                              ------------------------------------------------------     THROUGH
                                                                 1997           1996            1995          1994     JUNE 30, 1993
                                                              ----------------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                          $  16.17       $  12.59       $  10.66       $  10.45     $  10.00
Income from investment operations:
   Net investment income                                          0.26           0.18           0.26           0.12         0.11
   Net realized and unrealized gain on investments                5.04           3.70           1.85           0.17         0.34
                                                              ----------------------------------------------------------------------
   Total from investment operations                               5.30           3.88           2.11           0.29         0.45
Less distributions:
   From net investment income                                    (0.19)         (0.19)         (0.14)         (0.08)           -
   From net realized gain                                        (0.65)         (0.11)         (0.04)             -            -
                                                              ----------------------------------------------------------------------
      Total distributions                                        (0.84)         (0.30)         (0.18)         (0.08)           -
                                                              ----------------------------------------------------------------------

Net asset value, end of period                                $  20.63       $  16.17       $  12.59       $  10.66     $  10.45
                                                              ----------------------------------------------------------------------
                                                              ----------------------------------------------------------------------

TOTAL RETURN (a)                                                 33.78%         31.22%         19.98%          2.80%        8.25%

RATIOS AND SUPPLEMENTAL DATA (b)
Net assets, end of period (in thousands)                      $ 30,930       $ 19,705       $ 10,877       $  8,952     $  1,671
Ratio of expenses to average net assets                           1.05%          1.06%          1.13%          1.40%        1.24%
Ratio of net investment income to
   average net assets                                             1.62%          1.65%          1.98%          1.98%        2.00%
Ratio of expenses to average net
   assets before voluntary expense reimbursement                  1.05%          1.07%          1.13%          1.61%        8.43%
Ratio of net investment income to
   average net assets before voluntary expense
   reimbursement                                                  1.62%          1.64%          1.98%          1.76%       (1.49%)
Portfolio turnover rate                                             88%            18%            29%             9%           5%
Average commission paid per equity
   share traded (c)                                            $ .0512


(a)  Total returns for periods less than one year are not annualized.

(b)  Data expressed as a percentage are annualized as appropriate.

(c)  Disclosure required for fiscal years beginning after September 1, 1995.

                                Dreman Value Portfolio

                               Schedule of Investments

                                    June 30, 1997

                                                     NUMBER
                                                    OF SHARES     VALUE
                                                    -----------------------

COMMON STOCKS (79.2%)

CHEMICALS & ALLIED PRODUCTS( 0.6%)
  Glaxo Holdings                                      4,100  $    171,431

COMMUNICATIONS (6.0%)
  GTE Corporation                                    23,000     1,009,122
  U.S. West Media Group*                             42,000       850,500
                                                              -------------
                                                                1,859,622

DEPOSITORY INSTITUTIONS (14.0%)
  Ahmanson (H.F.) & Company                          10,000       430,000
  Bankamerica Corporation                             8,000       516,500
  Bankers Trust New York Corporation                  5,300       461,100
  Citicorp                                            4,500       542,531
  First Union Corporation                             3,800       351,500
  J.P.  Morgan & Company                              3,500       365,313
  Keycorp                                             6,000       335,250
  Nationsbank  Corporation                            5,000       322,500
  PNC Bank Corporation                               16,510       687,229
  Wells Fargo & Company                               1,200       323,400
                                                              -------------
                                                                4,335,323

EATING & DRINKING PLACES (4.2%)
  Boston Chicken, Inc.*                              40,000       558,750
  Darden Restaurants, Inc.                           83,000       752,188
                                                              -------------
                                                                1,310,938

ELECTRIC GAS & SANITARY SERVICES (5.2%)
  Duke Power Company                                 20,000       958,750
  Southern Company                                   30,000       656,250
                                                              -------------
                                                                1,615,000

                                Dreman Value Portfolio

                                                     NUMBER
                                                    OF SHARES     VALUE
                                                    -----------------------

COMMON STOCKS (CONTINUED)

FOOD & KINDRED PRODUCTS (6.5%)
  Nestle SA                                           6,000  $    396,337
  Wendy's International, Inc.                        30,000       778,125
  Whitman Corporation                                33,000       835,313
                                                              -------------
                                                                2,009,775

FORESTRY (0.7%)
  Georgia-Pacific Corporation                         2,700       230,513

GENERAL MERCHANDISE STORES (2.6%)
  J C Penney, Inc.                                   12,000       626,250
  May Department Stores Company                       3,500       165,375
                                                              -------------
                                                                  791,625

INSTRUMENTS & RELATED PRODUCTS (4.4%)
  Bard (C.R.), Inc.                                   9,100       330,444
  Raytheon Company                                    6,000       306,000
  Xerox Corporation                                   9,300       733,538
                                                              -------------
                                                                1,369,982

INSURANCE CARRIERS (3.2%)
  American General Corporation                        6,800       324,700
  American International Group                        2,250       336,094
  Travelers Group, Inc.                               5,000       315,313
                                                              -------------
                                                                  976,107

LUMBER & WOOD PRODUCTS (1.3%)
  Louisiana-Pacific Corporation                      18,800       397,150

                                Dreman Value Portfolio

                                                     NUMBER
                                                    OF SHARES     VALUE
                                                    -----------------------

COMMON STOCKS (CONTINUED)

NONDEPOSITORY INSTITUTIONS (6.3%)
  Fannie Mae                                         21,800    $  951,025
  Federal Home Loan Mortgage Corporation             17,500       601,563
  Student Loan Marketing Association                  3,000       381,000
                                                              -------------
                                                                1,933,588

OIL & GAS EXTRACTION (0.7%)
  Atlantic Richfield Company                          3,000       211,500

PAPER & ALLIED PRODUCTS (4.1%)
  Sonoco Products Company                            32,000       974,000
  Union Camp Corporation                              6,100       305,000
                                                              -------------
                                                                1,279,000

PETROLEUM & COAL PRODUCTS (2.4%)
  Amoco Corporation                                   5,000       434,688
  Chevron Corporation                                 4,000       295,750
                                                              -------------
                                                                  730,438

PRIMARY METAL INDUSTRIES (2.2%)
  Nucor Corporation                                  12,000       678,000

PRINTING & PUBLISHING (2.8%)
  News Corporation Ltd                               45,000       866,250

RAILROAD TRANSPORTATION (0.6%)
  Burlington Northern Santa Fe                        1,900       170,763

                                Dreman Value Portfolio

                                                  NUMBER OF
                                                   SHARES
                                                OR PRINCIPAL
                                                   AMOUNT         VALUE
                                                ---------------------------

COMMON STOCKS (CONTINUED)

TOBACCO PRODUCTS (5.6%)
  Philip Morris Company, Inc.                        30,600   $   1,357,874
  UST, Inc.                                          13,200         366,300
                                                              -------------
                                                                  1,724,174

TRANSPORTATION BY AIR (1.9%)
  Federal Express Corporation*                       10,200         589,050

TRANSPORTATION EQUIPMENT (3.9%)
  Ford Motor Company                                 32,000       1,208,000
                                                              -------------

TOTAL COMMON STOCKS (Cost $18,880,130)                           24,458,229

SHORT-TERM SECURITIES (20.8%)

REPURCHASE AGREEMENT (20.8%)
  State Street Bank, 4.25%, due 7/1/1997
   (Dated 6/30/1997, collateralized by
   U.S. Treasury Note, 6.125%, due 5/15/1998,
   value $6,559,950)                            $ 6,428,988       6,428,988
                                                              -------------

TOTAL SHORT-TERM SECURITIES (Cost $6,428,988)                     6,428,988
                                                              -------------

TOTAL INVESTMENTS (100.0%) (Cost $25,309,118)                 $  30,887,217
                                                              -------------
                                                              -------------

                                Dreman Value Portfolio

* Non-income producing

OTHER INFORMATION:
  Purchases and sales of securities, excluding short-term securities, for the year ended June 30, 1997, aggregated $19,710,671 and $21,880,553, respectively. At June 30, 1997, net unrealized appreciation for tax purposes aggregated $5,578,099, of which $5,776,695 related to appreciated investment securities and $198,596 related to depreciated investment securities. The aggregate cost of securities is the same for book and tax purposes.

SEE ACCOMPANYING NOTES.

                          Zweig Equity (Small Cap) Portfolio

                         Statement of Assets and Liabilities

                                    June 30, 1997


ASSETS
Investment in securities, at value (cost $8,460,923)
  -See accompanying schedule                                     $11,149,793
Cash                                                                  16,777
Dividends, interest and other receivables                             19,341
                                                                  -----------
TOTAL ASSETS                                                      11,185,911

LIABILITIES
Accounts payable and accrued expenses                                 24,738
                                                                  -----------
TOTAL LIABILITIES                                                     24,738
                                                                  -----------

NET ASSETS                                                       $11,161,173
                                                                  -----------
                                                                  -----------

Net Assets consist of:
  Paid-in capital                                                $ 7,894,272
  Undistributed net investment income                                103,886
  Accumulated undistributed net realized gain on investment
    securities and futures contracts                                 499,755
  Net unrealized appreciation on investment securities and
    futures contracts                                               2,663,260
                                                                  -----------

NET ASSETS, for 751,598 shares outstanding                       $11,161,173
                                                                  -----------
                                                                  -----------

NET ASSET VALUE, offering and redemption price per share         $     14.85
                                                                  -----------
                                                                  -----------


SEE ACCOMPANYING NOTES.

                          Zweig Equity (Small Cap) Portfolio

                               Statement of Operations

                               Year Ended June 30, 1997


INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $4,788)            $   171,743
  Interest                                                            93,311
                                                                  -----------
    Total investment income                                          265,054

EXPENSES
  Investment advisory and management fees                            112,524
  Custody and accounting fees                                         50,013
  Professional fees                                                   14,200
  Directors' fees and expenses                                         4,893
  Other expenses                                                       8,811
                                                                  -----------
    Total expenses before reimbursement                              190,441
    Less: expense reimbursement                                      (29,273)
                                                                  -----------
    Net expenses                                                     161,168
                                                                  -----------
Net investment income                                                103,886

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on:
    Investment securities                                          1,142,748
    Futures contracts                                               (666,051)
                                                                  -----------
      Net realized gain                                              476,697
  Change in unrealized appreciation (depreciation) on:
    Investment securities                                          1,356,413
    Futures contracts                                                 (2,552)
                                                                  -----------
      Change in unrealized appreciation                            1,353,861
                                                                  -----------
Net gain on investments                                            1,830,558
                                                                  -----------

Net increase in net assets resulting from operations             $ 1,934,444
                                                                  -----------
                                                                  -----------

SEE ACCOMPANYING NOTES.

                          Zweig Equity (Small Cap) Portfolio

                          Statement of Changes in Net Assets

                                                                     YEAR ENDED JUNE 30,
                                                                    1997           1996
                                                                --------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income                                          $   103,886     $  103,880
 Net realized gain on investments                                   476,697      1,345,302
 Change in net unrealized appreciation                            1,353,861        190,585
                                                                --------------------------
  Net increase in net assets resulting from operations            1,934,444      1,639,767

Distributions to shareholders from:
 Net investment income                                             (103,880)      (119,225)
 Net realized gains                                                (861,194)             -
                                                                --------------------------
  Total distributions to shareholders                              (965,074)      (119,225)

Capital share transactions:
 Proceeds from sales of shares                                    2,797,773      4,407,015
 Proceeds from reinvested distributions                             965,074        119,225
 Cost of shares redeemed                                         (5,269,163)    (2,382,455)
                                                                --------------------------
  Net increase (decrease) in net assets resulting
   from share transactions                                       (1,506,316)     2,143,785
                                                                --------------------------

Total increase (decrease) in net assets                            (536,946)     3,664,327

NET ASSETS
Beginning of period                                              11,698,119      8,033,792
                                                                --------------------------

End of period (including undistributed net investment
 income of $103,886 and $103,880, respectively)                 $11,161,173    $11,698,119
                                                                --------------------------
                                                                --------------------------

OTHER INFORMATION
Shares:
 Sold                                                               205,116        343,946
 Issued through reinvestment of distributions                        74,878          9,733
 Redeemed                                                          (387,804)      (185,655)
                                                                --------------------------
  Net increase (decrease)                                          (107,810)       168,024
                                                                --------------------------
                                                                --------------------------

SEE ACCOMPANYING NOTES.

                          Zweig Equity (Small Cap) Portfolio

                                 Financial Highlights

                                                                                                    DECEMBER 14,
                                                                                                       1992
                                                                                                   (COMMENCEMENT
                                                         YEAR ENDED JUNE 30,                      OF OPERATIONS)
                                          ------------------------------------------------------- THROUGH JUNE 30,
                                            1997           1996           1995           1994           1993
                                          ------------------------------------------------------------------------

SELECTED PER-SHARE DATA
Net asset value, beginning of period     $  13.61       $  11.62       $  10.65       $  10.11       $  10.00
Income from investment operations:
  Net investment income                      0.16           0.11           0.17           0.15           0.05
  Net realized and unrealized gain
    on investments                           2.41           2.04           0.93           0.50           0.06
                                          ------------------------------------------------------------------------
  Total from investment operations           2.57           2.15           1.10           0.65           0.11
Less distributions:
  From net investment income                (0.14)         (0.16)         (0.06)         (0.11)             -
  From net realized gain                    (1.19)             -          (0.07)             -              -
                                          ------------------------------------------------------------------------
    Total distributions                     (1.33)         (0.16)         (0.13)         (0.11)             -
                                          ------------------------------------------------------------------------

Net asset value, end of period           $  14.85       $  13.61       $  11.62       $  10.65       $  10.11
                                          ------------------------------------------------------------------------
                                          ------------------------------------------------------------------------

TOTAL RETURN (a)                            20.37%         18.69%         10.39%          6.53%          2.02%

RATIOS AND SUPPLEMENTAL DATA (b)
Net assets, end of period (in thousands) $ 11,161       $ 11,698       $  8,034       $  7,591       $  2,116
Ratio of expenses to average net assets      1.55%          1.55%          1.55%          1.72%          1.61%
Ratio of net investment income to
  average net assets                         0.97%          1.06%          1.54%          1.75%          0.84%
Ratio of expenses to average net
  assets before voluntary expense
  reimbursement                              1.82%          1.83%          1.59%          2.14%          7.29%
Ratio of net investment income (loss) to
  average net assets before voluntary
  expense reimbursement                      0.70%          0.78%          1.50%          1.32%         (1.80%)
Portfolio turnover rate                        59%           101%            67%           249%            15%
Average commission paid per
  equity share traded (c)                $  .0276


(a) Total returns for periods less than one year are not annualized.

(b) Data expressed as a percentage are annualized as appropriate.

(c) Disclosure required for fiscal years beginning after September 1, 1995.

                          Zweig Equity (Small Cap) Portfolio

                               Schedule of Investments

                                    June 30, 1997

                                                      NUMBER
                                                    OF SHARES      VALUE
                                                   ------------------------

COMMON STOCKS (86.1%)

AGRICULTURAL PRODUCTION - CROPS (0.5%)
  Chiquita Brands International                         400      $  5,500
  RJR Nabisco Holdings Corporation                    1,500        49,500
                                                                 ---------
                                                                   55,000

AGRICULTURAL PRODUCTION - LIVESTOCK (0.1%)
  Golden Poultry Company, Inc.                          600         8,325

AMUSEMENT & RECREATIONAL SERVICES (0.1%)
  Hollywood Park, Inc. (a)                              400         5,825
  King World Productions, Inc.                          300        10,500
                                                                 ---------
                                                                   16,325

APPAREL & ACCESSORY STORES (1.0%)
  Dress Barn, Inc. (a)                                  400         7,788
  Genesco, Inc. (a)                                   2,100        29,794
  Goody's Family Clothing, Inc. (a)                     300         8,250
  Kmart Corporation (a)                                 700         8,575
  Ross Stores, Inc.                                   1,400        45,719
  Wet Seal, Inc. (a)                                    400        12,613
                                                                 ---------
                                                                  112,739

BUILDING MATERIALS & GARDEN SUPPLIES (0.1%)
  Central Garden and Pet Company (a)                    200         4,975
  Shelter Components Corporation                         87         1,033
                                                                 ---------
                                                                    6,008

                          Zweig Equity (Small Cap) Portfolio

                                                      NUMBER
                                                    OF SHARES      VALUE
                                                   ------------------------

COMMON STOCKS (CONTINUED)

BUSINESS SERVICES (1.4%)
  Advanced Technology Labs,  Inc. (a)                   500      $ 21,438
  Comdisco, Inc.                                      1,575        40,950
  Electro Rent Corporation (a)                        2,000        49,750
  McGrath Rentcorp                                      800        16,000
  Orbotech Ltd (a)                                      500        16,000
  Stratus Computer, Inc. (a)                            300        15,000
                                                                 ---------
                                                                  159,138

CHEMICALS & ALLIED PRODUCTS (1.7%)
  Cambrex Corporation                                   100         3,975
  Church & Dwight Company, Inc.                         200         5,350
  Creative BioMolecules, Inc. (a)                     1,500        10,734
  Dexter Corporation                                    100         3,200
  ICN Pharmaceuticals, Inc.                             500        14,344
  International Specialty Products, Inc. (a)          2,400        33,750
  MacDermaid, Inc.                                      900        41,288
  Methanex Corporation (a)                              800         7,325
  Montedison SPA                                        200         1,350
  NBTY, Inc. (a)                                        400        11,150
  Nova Corporation (a)                                2,100        17,850
  Occidental Petroleum Corporation                      700        17,544
  Terra Industries, Inc.                              1,600        18,600
                                                                 ---------
                                                                  186,460

COAL MINING (0.1%)
  Zeigler Coal Holding Company                          700        16,363

                          Zweig Equity (Small Cap) Portfolio

                                                      NUMBER
                                                    OF SHARES      VALUE
                                                   ------------------------

COMMON STOCKS (CONTINUED)

COMMUNICATIONS (0.8%)
  Atlantic Tele-Network, Inc. (a)                     1,000     $  12,500
  Mastec, Inc. (a)                                      100         4,731
  Tele Danmark                                        1,100        28,738
  Telefonos de Mexico                                   800        38,200
                                                                ----------
                                                                   84,169

DEPOSITORY INSTITUTIONS (8.9%)
  Ahmanson (H.F.) & Company                             200         8,600
  Albank Financial Corporation                          200         7,950
  Allied Irish Banks                                    700        32,681
  Astoria Financial Corporation                         500        23,750
  Bank of Montreal                                    1,200        46,950
  Bankamerica Corporation                               600        38,738
  Bankers Corporation                                   200         5,613
  CitFed Bancorp, Inc.                                  200         7,700
  Coast Savings Financial (a)                           300        13,631
  Colonial Bancgroup, Inc.                              600        14,550
  Corporation Bancaria de Espana S.A.                   100         2,838
  CVB Financial Corporation                               2            48
  Dime Bancorp, Inc.                                    200         3,500
  Downey Financial Corporation                          700        16,538
  F.N.B. Corporation                                    105         3,373
  First Citizens BancShares, Inc.                       200        17,800
  Firstbank Puerto Rico                                 800        20,700
  FirstFed Financial Corporated (a)                     500        15,531
  Glendale Federal Bank FSB (a)                         600        15,675
  Imperial Bancorp (a)                                  712        20,559
  Investors Financial Services Corporation               32         1,496

                          Zweig Equity (Small Cap) Portfolio

                                                      NUMBER
                                                    OF SHARES      VALUE
                                                   ------------------------

COMMON STOCKS (CONTINUED)

DEPOSITORY INSTITUTIONS (8.9%) (CONTINUED)
  MAF Bancorp, Inc.                                     500     $  21,063
  New York Bancorp, Inc.                              1,300        45,175
  North Fork Bancorporation                           2,692        57,542
  ONBANCorp, Inc.                                       200        10,188
  Peoples Heritage Financial Group, Inc.                800        30,200
  Popular, Inc.                                       1,600        64,300
  Provident Bankshares Corporation                      420        17,404
  RCSB Financial, Inc.                                  800        38,250
  Republic New York Corporation                         500        53,750
  Riggs National Corporation, Washington D.C.           300         6,131
  Santa Monica Bank                                     900        19,013
  Security Capital Corporation                          100         9,456
  Silicon Valley Bancshares (a)                         800        36,200
  Sovereign Bancorp, Inc.                             1,440        22,005
  St. Paul Bancorp, Inc.                                300         9,975
  Sterling Bancorp                                    1,400        26,075
  Sumitomo Bank of California                           300         8,756
  TR Financial Corporation                            1,600        40,400
  Trans Financial, Inc.                                 400        11,175
  Trust Company of New Jersey                           300         5,756
  UnionBanCal Corporation                               200        14,438
  USBANCORP, Inc.                                       200        10,838
  UST Corporation                                     1,600        35,750
  Washington Mutual, Inc.                               600        35,869
  Westpac Banking                                     1,300        38,919
                                                                ----------
                                                                  986,849

                          Zweig Equity (Small Cap) Portfolio

                                                      NUMBER
                                                    OF SHARES      VALUE
                                                   ------------------------

COMMON STOCKS (CONTINUED)

EATING & DRINKING PLACES (0.9%)
  CKE Restaurants, Inc.                                 900     $  28,463
  Foodmaker, Inc. (a)                                 3,300        54,038
  Ryan's Family Steak Houses, Inc. (a)                1,500        12,797
  Showbiz Pizza Time, Inc. (a)                          400        10,575
                                                                ----------
                                                                  105,873

EDUCATIONAL SERVICES (0.1%)
  Berlitz International, Inc. (a)                       200         4,988

ELECTRIC, GAS & SANITARY SERVICES (7.0%)
  Allegheny Power System, Inc.                          300         8,006
  Aquila Gas Pipeline Corporation                     1,000        13,938
  Atlantic Energy, Inc.                                 800        13,450
  Baltimore Gas & Electric                              500        13,344
  Black Hills Corporation                               200         5,700
  Boston Edison Company                                 500        13,188
  California Water Service Company                      200         8,800
  Centerior Energy Corporation                        1,400        15,663
  CMS Energy Corporation                                500        17,625
  Columbia Gas System                                   600        39,150
  Delmarva Power and Light Company                      200         3,813
  DQE, Inc.                                             200         5,650
  Edison International                                1,600        39,800
  Enersis S.A.                                          500        17,781
  Entergy Corporation                                 1,400        38,325
  GPU, Inc.                                             300        10,763
  Hawaiian Electric Industries, Inc.                    100         3,863
  Houston Industries, Inc.                              400         8,575

                          Zweig Equity (Small Cap) Portfolio

                                                      NUMBER
                                                    OF SHARES      VALUE
                                                   ------------------------

COMMON STOCKS (CONTINUED)

ELECTRIC, GAS & SANITARY SERVICES (7.0%) (CONTINUED)
  Huaneng Power International, Inc. (a)                 400     $  10,200
  Illinova Corporation                                  800        17,600
  Ipalco Enterprises, Inc.                              900        28,125
  KU Energy Corporation                                 400        13,650
  Long Island Lighting Company                          400         9,200
  MidAmerican Energy Holdings Company                 1,200        20,775
  Montana Power Company                                 300         6,956
  National Fuel Gas Company                             700        29,356
  New England Electric System                           400        14,800
  New York State Electric & Gas                         700        14,613
  Niagara Mohawk Power Corporation (a)                1,000         8,563
  Noram Energy Corporation                            1,300        19,825
  Northern States Power                                 100         5,175
  Northwest Natural Gas Company                         300         7,856
  Pacific Enterprises                                   400        13,450
  People's Energy Corporation                           600        22,463
  PG&E Corporation                                      400         9,700
  Pinnacle West Corporation                           1,300        39,081
  PP&L Resources, Inc.                                  400         7,975
  Public Service Company of New Mexico                  300         5,363
  Public Service Enterprises Group                    1,600        40,000
  Shandong Huaneng Power                              2,700        29,025
  Sierra Pacific Resources                              600        19,200
  Texas Utilities Company                               400        13,775
  TNP Enterprises, Inc.                               1,600        37,100
  TransCanada Pipelines Ltd                             100         2,013
  Utilicorp United, Inc.                                500        14,563
  Washington Gas Light Company                          600        15,075

                          Zweig Equity (Small Cap) Portfolio

                                                      NUMBER
                                                    OF SHARES      VALUE
                                                   ------------------------

COMMON STOCKS (CONTINUED)

ELECTRIC, GAS & SANITARY SERVICES (7.0%) (CONTINUED)
  Westcoast Energy, Inc.                                800     $  14,550
  Western Gas Resources, Inc.                           100         1,950
  York Research Corporation (a)                       1,100         8,456
                                                                ----------
                                                                  777,867

ELECTRONIC & OTHER ELECTRIC EQUIPMENT (4.7%)
  Aeroquip-Vickers, Inc.                                300        14,175
  Bairnco Corporation                                 1,000         8,000
  Bel Fuse, Inc. (a)                                    600         7,988
  Chips & Technologies, Inc. (a)                      1,000        10,344
  CTS Corporation                                       500        34,469
  Electrolux Ab                                         600        43,388
  Genlyte Group, Inc. (a)                             2,000        26,375
  Hadco Corporation (a)                               1,000        65,195
  Hutchinson Technology, Inc. (a)                       400         9,713
  Kollmorgen Corporation                                700        11,069
  Kuhlman Corporation                                   800        25,800
  Lamson & Sessions Company (a)                       2,100        17,456
  Moog, Inc. (a)                                        500        15,625
  Plexus Corporation (a)                                400        22,363
  Portugal Telecom S.A.                               1,300        52,163
  Powell Industries, Inc. (a)                           300         4,500
  Siliconix, Inc. (a)                                   500        13,531
  Sony Corporation                                      400        35,200
  Tadiran Ltd                                           900        25,763

                          Zweig Equity (Small Cap) Portfolio

                                                      NUMBER
                                                    OF SHARES      VALUE
                                                   ------------------------

COMMON STOCKS (CONTINUED)

ELECTRONIC & OTHER ELECTRIC EQUIPMENT (4.7%) (CONTINUED)
  Technitrol, Inc.                                    2,000     $  54,750
  Thomas Industries, Inc.                               600        17,250
  Xicor, Inc. (a)                                       700         4,134
                                                                -----------
                                                                  519,251

ENGINEERING & MANAGEMENT SERVICES (0.1%)
  Stone & Webster, Inc.                                 200         8,538

FABRICATED METAL PRODUCTS (1.0%)
  Alliant Techsystems, Inc. (a)                         200        11,000
  Ameron, Inc.                                          500        28,313
  NCI Building Systems, Inc. (a)                        400        12,925
  Nortek, Inc. (a)                                      800        19,300
  Shiloh Industries, Inc. (a)                           700        13,913
  Wyman-Gordon Company (a)                            1,100        29,769
                                                                -----------
                                                                  115,220

FOOD & KINDRED PRODUCTS (0.6%)
  Adolph Coors Company                                  500        13,250
  Morningstar Group, Inc. (a)                           500        14,703
  Orange-Company, Inc.                                1,100         8,525
  Pepsi-Gemex S.A. (a)                                  600         7,500
  Pilgrim's Pride Corporation                           700         8,269
  Savannah Foods & Industries, Inc.                     400         7,025
  Triangle Pacific Corporation (a)                      200         6,350
                                                                -----------
                                                                   65,622

                          Zweig Equity (Small Cap) Portfolio

                                                      NUMBER
                                                    OF SHARES      VALUE
                                                   ------------------------

COMMON STOCKS (CONTINUED)

FOOD STORES (0.2%)
  Great Atlantic & Pacific Tea Company                  700     $  19,031
  Ruddick Corporation                                   300         4,950
                                                                -----------
                                                                   23,981

FURNITURE & HOME FURNISHINGS STORES (0.2%)
  Inacom Corporation (a)                                600        18,713

FURNITURE & FIXTURES (0.7%)
  Ethan Allen Interiors, Inc.                           500        28,500
  Furniture Brands International, Inc. (a)            1,300        25,188
  Johnson Controls, Inc.                                400        16,425
  Kimball International                                 100         4,019
  La-Z-Boy, Inc.                                        200         7,200
                                                                -----------
                                                                   81,332

GENERAL BUILDING CONTRACTORS (0.9%)
  Centex Corporation                                    600        24,375
  Contl Homes Holding Corporation                       900        15,863
  Lennar Corporation                                    300         9,581
  Pulte Corporation                                     200         6,913
  Southern Energy Homes, Inc. (a)                       200         1,813
  Standard-Pacific Corporation                          900         9,225
  Toll Brothers, Inc. (a)                               300         5,513
  US Home Corporation (a)                               600        15,938
  Webb (Del E.) Corporation                             400         6,500
                                                                -----------
                                                                   95,721

                          Zweig Equity (Small Cap) Portfolio

                                                      NUMBER
                                                    OF SHARES      VALUE
                                                   ------------------------

COMMON STOCKS (CONTINUED)

GENERAL MERCHANDISE STORES (1.4%)
  Carson Pirie Scott & Company (a)                      600     $  19,050
  Dayton-Hudson Corporation                             500        26,594
  Federated Department Stores (a)                       500        17,375
  Fred Meyer, Inc. (a)                                  600        31,013
  Proffitt's, Inc. (a)                                  100         4,381
  Shopko Stores, Inc.                                 1,600        40,800
  Waban, Inc. (a)                                       500        16,094
  Woolworth Corporation (a)                             500        12,000
                                                                -----------
                                                                  167,307

HEALTH SERVICES (0.5%)
  Beverly Enterprises, Inc. (a)                         700        11,375
  Integrated Health Services, Inc.                      100         3,850
  RoTech Medical Corporation (a)                        900        18,084
  Universal Health Services (a)                         500        19,250
                                                                -----------
                                                                   52,559

HEAVY CONSTRUCTION, EXCEPT BUILDING (0.1%)
  Granite Construction, Inc.                             50           988

HOLDING & OTHER INVESTMENT OFFICES (0.6%)
  Dynex Capital, Inc.                                   600         8,363
  Koger Equity, Inc.                                    400         7,300
  MGI Properties, Inc.                                  500        11,031
  RFS Hotel Investors, Inc.                             400         7,200
  Thornburg Mortgage Asset Corporation                1,500        32,250
                                                                -----------
                                                                   66,144

                          Zweig Equity (Small Cap) Portfolio

                                                      NUMBER
                                                    OF SHARES      VALUE
                                                   ------------------------

COMMON STOCKS (CONTINUED)

INDUSTRIAL MACHINERY & EQUIPMENT (6.5%)
  Advanced Logic Research, Inc. (a)                   1,600     $  24,550
  AGCO Corporation                                      300        10,781
  Ampco-Pittsburgh                                    1,200        17,625
  Applied Magnetics Corporation (a)                     100         2,263
  Applied Power, Inc.                                   400        20,650
  B H A Group, Inc.                                     616        11,704
  Case Corporation                                      100         6,888
  Caterpillar, Inc.                                     500        53,688
  Creative Technology Ltd (a)                           800        13,500
  Data General Corporation (a)                        1,000        26,000
  DT Industries, Inc.                                   200         7,125
  Gardner Denver Machinery, Inc. (a)                  1,400        40,950
  Gleason Corporation                                   600        27,900
  Global Industrial Technologies, Inc. (a)              700        14,350
  Graco, Inc.                                           600        18,075
  Harris Corporation                                    100         8,400
  Innovex, Inc.                                       1,800        52,088
  Jabil Circuit, Inc. (a)                               400        33,450
  Katy Industries                                       400         5,950
  Kaydon Corporation                                    500        24,813
  Lexmark International Group, Inc. (a)                 100         3,038
  Lincoln Electric Company                              100         3,481
  Lindsay Manufacturing Company                         450        14,738
  Lufkin Industries, Inc.                               800        21,000
  Manitowoc Company, Inc.                               300        14,025
  Mestek, Inc. (a)                                      700        14,438
  Met-Pro Corporation                                   150         2,269
  Raymond Corporation                                   500        16,344

                          Zweig Equity (Small Cap) Portfolio

                                                      NUMBER
                                                    OF SHARES      VALUE
                                                   ------------------------

COMMON STOCKS (CONTINUED)

INDUSTRIAL MACHINERY & EQUIPMENT (6.5%) (CONTINUED)
  Robbins & Meyers, Inc.                              1,300     $  43,388
  Seagate Technology, Inc. (a)                          100         3,519
  SPS Technologies, Inc. (a)                            700        49,525
  Storage Technolgy Corporation (a)                     500        22,250
  Tandem Computers, Inc. (a)                          1,300        26,325
  Tecumseh Products Company                             300        17,981
  Timken Company                                      1,000        35,563
  Twin Disc, Inc.                                       100         2,875
  Valmont Industries                                    600        11,513
                                                                -----------
                                                                  723,022

INSTRUMENTS & RELATED PRODUCTS (1.2%)
  Coherent, Inc. (a)                                    400        17,863
  Cooper Companies, Inc. (a)                          1,400        32,550
  Core Industries, Inc.                                 300         7,425
  Esterline Technologies Corporation (a)              1,400        49,263
  Fluke Corporation                                     300        17,775
  Starrett (L.S.) Company                               200         6,375
  Zygo Corporation (a)                                  200         6,050
                                                                -----------
                                                                  137,301

INSURANCE CARRIERS (8.6%)
  Ace Ltd                                               500        36,938
  Aegon N.V.                                            304        21,305
  Allmerica Financial Corporation                       400        15,950
  Ambac, Inc.                                           600        45,825
  American Annuity Group, Inc.                        1,820        32,760
  American Bankers Insurance Group, Inc.                400        25,275

                          Zweig Equity (Small Cap) Portfolio

                                                      NUMBER
                                                    OF SHARES      VALUE
                                                   ------------------------

COMMON STOCKS (CONTINUED)

INSURANCE CARRIERS (8.6%) (CONTINUED)
  American General Corporation                          221     $  10,553
  Capital Re Corporation                                600        32,100
  Capitol Transamerica Corporation                      200         5,475
  Chartwell Re Corporation                              100         3,000
  Citizens Corporation                                  300         8,288
  CMAC Investment Corporation                           100         4,775
  CNA Financial Corporation (a)                         100        10,544
  Conseco, Inc.                                       1,403        51,911
  Delphi Financial Group, Inc. (a)                      612        23,562
  Enhance Financial Services Group, Inc.                700        30,713
  Equitable Companies, Inc.                             400        13,300
  Equitable of Iowa Companies                           700        39,200
  Exel Ltd                                            1,000        52,750
  Financial Security Assurance Holding                  100         3,894
  Fremont General Corporation                           900        36,225
  Liberty Financial Companies, Inc.                     900        44,888
  Life Re Corporation                                   700        32,638
  Life USA Holdings, Inc. (a)                           600         8,531
  Loews Corporation                                     600        60,075
  MAIC Holdings, Inc. (a)                               200         8,125
  MFC Bancorp Ltd                                       500         4,266
  NAC Re Corporation                                    200         9,675
  National Western Life Insurance Company (a)           200        17,500
  Nymagic, Inc.                                         200         4,125
  Old Republic International Corporation              1,900        57,594
  Orion Capital Corporation                             300        22,125
  Presidential Life Corporation                         900        17,466
  Providian Financial Corporation (a)                   700        22,488

                          Zweig Equity (Small Cap) Portfolio

                                                      NUMBER
                                                    OF SHARES      VALUE
                                                   ------------------------

COMMON STOCKS (CONTINUED)

INSURANCE CARRIERS (8.6%) (CONTINUED)
  Reliance Group Holdings, Inc.                       4,700     $  55,813
  Reliastar Financial Corporation                       314        22,961
  RLI Corporation                                       200         7,288
  Security-Connecticut Corporation                      200        11,013
  Selective Insurance Group (a)                         200         9,688
  Tig Holdings, Inc.                                    400        12,500
  Transatlantic Holdings, Inc.                          300        29,775
                                                                -----------
                                                                  962,877

LEATHER & LEATHER PRODUCTS (0.1%)
  Weyco Group, Inc.                                     200        13,475

LUMBER & WOOD PRODUCTS (0.4%)
  Champion Enterprises, Inc. (a)                        792        11,880
  Fibreboard Corporation (a)                            400        22,000
  TJ International, Inc.                                600        14,138
                                                                -----------
                                                                   48,018

METAL MINING (0.7%)
  Asarco, Inc.                                          500        15,313
  Brush Wellman, Inc.                                   500        10,469
  Cleveland-Cliffs, Inc.                                600        24,450
  Imperial Credit Mortgage Holdings                     300         8,138
  O'Sullivan Industries Holdings, Inc. (a)              500         8,281
  Southern Peru Copper Corporation                      800        15,600
                                                                -----------
                                                                   82,251

                          Zweig Equity (Small Cap) Portfolio

                                                      NUMBER
                                                    OF SHARES      VALUE
                                                   ------------------------

COMMON STOCKS (CONTINUED)

NONMETALLIC MINERALS, EXCEPT FUELS (0.6%)
  De Beers Consolidated Mines                           500     $  18,453
  Florida Rock Industries                               500        20,313
  Vulcan Materials Company                              400        31,400
                                                                -----------
                                                                   70,166

MISCELLANEOUS MANUFACTURING INDUSTRIES (0.6%)
  Johns Manville Corporation                            600         7,088
  Mine Safety Appliances Company                        200        12,350
  Oneida Ltd                                          1,100        29,356
  Russ Berrie & Company, Inc.                           700        15,356
                                                                -----------
                                                                   64,150

MISCELLANEOUS RETAIL (0.3%)
  Cash America International, Inc.                      800         8,400
  World Fuel Services Corporation                       350         7,656
  Zale Corporation (a)                                  700        13,869
                                                                -----------
                                                                   29,925

NONDEPOSITORY INSTITUTIONS (0.7%)
  AmeriCredit Corporation (a)                           900        18,900
  First Financial Caribbean Corporation                 400        12,825
  Firstplus Financial Group, Inc. (a)                   600        20,400
  Imperial Credit Industries (a)                        900        18,534
  Mercury Finance Company                             3,500         8,531
                                                                -----------
                                                                   79,190

                          Zweig Equity (Small Cap) Portfolio

                                                      NUMBER
                                                    OF SHARES      VALUE
                                                   ------------------------

COMMON STOCKS (CONTINUED)

OIL & GAS EXTRACTION (4.9%)
  Apache Corporation                                    200      $  6,500
  Belden & Blake Corporation (a)                      1,000        27,000
  Benton Oil & Gas Company (a)                          700        10,500
  Berry Petroleum Company                               600        11,400
  Cabot Oil and Gas Corporation                         100         1,763
  Chieftain International, Inc. (a)                     200         4,388
  Cliffs Drilling Company (a)                         2,000        73,000
  Cross Timbers Oil Company                             150         2,888
  Devon Energy Corporation                              400        14,700
  Forest Oil Corporation (a)                            100         1,469
  Helmerich & Payne, Inc.                               200        11,525
  Kerr-McGee Corporation                                300        19,013
  Lomak Petroleum, Inc.                                 400         7,125
  Louis Dreyfus Natural Gas (a)                         400         6,500
  Marine Drilling Companies, Inc. (a)                   900        17,606
  Mesa, Inc. (a)                                        300         1,725
  Mitchell Energy & Development Corporation           1,200        24,600
  Oryx Energy Company (a)                               700        14,788
  Parker & Parsley Petroleum Company                    600        21,225
  Plains Resources Inc. (a)                           1,000        14,750
  Pool Energy Services Company (a)                      600        10,931
  RPC Energy Services, Inc. (a)                         700        10,325
  Santa Fe Energy Resources, Inc. (a)                   900        13,219
  Seacor Smit, Inc. (a)                                 200        10,463
  St. Mary Land & Exploration Company                   200         6,988
  Tuboscope Vetco International Corporation (a)         600        11,963
  Union Texas Petro Holdings, Inc.                      600        12,563
  USX-Marathon Group                                  1,700        49,088

                          Zweig Equity (Small Cap) Portfolio

                                                      NUMBER
                                                    OF SHARES      VALUE
                                                   ------------------------

COMMON STOCKS (CONTINUED)

OIL & GAS EXTRACTION (4.9%) (CONTINUED)
  Veritas DGC, Inc. (a)                               2,400     $  54,600
  Vintage Petroleum, Inc.                               500        15,375
  YPE Sociedad Anonima                                1,800        55,350
                                                                -----------
                                                                  543,330

PAPER & ALLIED PRODUCTS (1.1%)
  Asia Pulp & Paper Company Ltd (a)                     500         7,563
  Grupo Indus Durango (a)                             1,200        18,300
  Interpool, Inc.                                     1,650        24,338
  James River Corporation of Virigina                   600        22,200
  Mail-Well, Inc. (a)                                   450        12,825
  Mosinee Paper Corporation                             949        23,073
  Republic Gypsum Company                               880        17,710
                                                                -----------
                                                                  126,009

PETROLEUM & COAL PRODUCTS (2.2%)
  Coastal Corporation                                 1,100        58,506
  Elf Aquitaine                                         700        38,106
  Ente Nazionale Idrocarburi SPA                        300        17,063
  Fina, Inc.                                            500        31,875
  Imperial Oil Ltd                                      100         5,138
  Murphy Oil Corporation                                300        14,625
  Phillips Petroleum Company                            700        30,625
  Sun Company, Inc.                                     500        15,500
  Texaco, Inc.                                          100        10,875

                          Zweig Equity (Small Cap) Portfolio

                                                      NUMBER
                                                    OF SHARES      VALUE
                                                   ------------------------

COMMON STOCKS (CONTINUED)

PETROLEUM & COAL PRODUCTS (2.2%) (CONTINUED)
  Total S.A.                                            200     $  10,125
  Unocal Corporation                                    100         3,881
  Valero Energy Corporation                             100         3,625
                                                                -----------
                                                                  239,944

PRIMARY METAL INDUSTRIES (5.1%)
  AK Steel Holding Corporation                          500        22,063
  Alumax, Inc. (a)                                      600        22,763
  British Steel Plc                                   1,700        42,925
  Chaparral Steel Company                               500         7,469
  Inland Steel Industries, Inc.                         600        15,675
  Lone Star Technologies (a)                          1,700        48,663
  LTV Corporation                                       500         7,125
  Mueller Industries, Inc. (a)                        1,200        52,500
  Oregon Metallurgical Corporation (a)                  400        11,250
  Oregon Steel Mills, Inc.                              800        15,950
  Pohang Iron & Steel Ltd                             2,100        67,200
  Quanex Corporation                                    400        12,275
  RMI Titanium Company (a)                            1,300        35,425
  Roanoke Electric Steel Corporation                  1,200        19,875
  Tredegar Industries, Inc.                           1,550        86,025
  Tremont Corporation (a)                               700        30,713
  Tubos De Acero De Mex (a)                           3,600        66,375
  USX-U.S. Steel Company                                200         7,013
                                                                -----------
                                                                  571,284

                          Zweig Equity (Small Cap) Portfolio

                                                      NUMBER
                                                    OF SHARES      VALUE
                                                   ------------------------

COMMON STOCKS (CONTINUED)

PRINTING & PUBLISHING (0.6%)
  Bowne & Company, Inc.                                 200      $  6,975
  CSS Industries, Inc. (a)                              100         3,163
  Gibson Greetings, Inc. (a)                          1,000        22,563
  Graphic Industries                                  1,500        19,875
  Quebecor, Inc.                                        800        14,900
  Standard Register Company                             100         3,063
                                                                 ----------
                                                                   70,539

RAILROAD TRANSPORTATION (0.4%)
  Canadian Pacific Ltd                                1,700        48,344

RUBBER & MISCELLANEOUS PLASTICS PRODUCTS (0.9%)
  American Filtrona Corporation                         300        12,413
  Furon Company                                         800        25,100
  Gundle/SLT Environmental, Inc. (a)                    500         2,500
  Petro-Canada                                          300         4,875
  Premark International, Inc.                           600        16,050
  Spartech Corporation                                2,400        31,200
  Vans, Inc. (a)                                        200         3,019
                                                                 ----------
                                                                   95,157

SECURITY & COMMODITY BROKERS (3.6%)
  Bear Stearns Companies, Inc.                        1,286        43,965
  Donaldson Lufkin & Jenrette, Inc.                     600        35,850
  Edwards (A.G.), Inc.                                  900        38,475
  Interra Financial, Inc.                               700        29,356
  Jefferies Group, Inc.                               1,100        62,700
  Lehman Brothers Holdings                            1,400        56,700

                          Zweig Equity (Small Cap) Portfolio

                                                      NUMBER
                                                    OF SHARES      VALUE
                                                   ------------------------

COMMON STOCKS (CONTINUED)

SECURITY & COMMODITY BROKERS (3.6%) (CONTINUED)
  Paine Webber Group, Inc.                              200      $  7,000
  Quick & Reilly Group, Inc.                            908        21,111
  Raymond James Financial, Inc.                       1,650        45,169
  Salomon, Inc.                                       1,000        55,625
  Value Line, Inc.                                      200         8,775
                                                                 ----------
                                                                  404,726

SPECIAL TRADE CONTRACTORS (0.4%)
  Apogee Enterprises, Inc.                            1,300        27,869
  Layne, Inc. (a)                                       800        17,550
                                                                 ----------
                                                                   45,419

STONE, CLAY, & GLASS PRODUCTS (2.8%)
  Centex Construction Products, Inc.                  1,800        35,100
  Hanson Plc                                            100         2,500
  Intermet Corporation                                2,800        45,063
  Lafarge Corporation                                 1,100        26,950
  Lone Star Industries                                1,400        63,438
  Medusa Corporation                                  1,100        42,213
  Owens-Illinois, Inc. (a)                              600        18,600
  Southdown, Inc.                                     1,200        52,350
  USG Corporation (a)                                   600        21,900
  Vitro S.A. (a)                                        400         4,500
                                                                 ----------
                                                                  312,614

                          Zweig Equity (Small Cap) Portfolio

                                                      NUMBER
                                                    OF SHARES      VALUE
                                                   ------------------------

COMMON STOCKS (CONTINUED)

TEXTILE MILL PRODUCTS (0.6%)
  Chemfab Corporation (a)                               900     $  18,900
  Culp, Inc.                                            987        17,889
  Guilford Mills, Inc.                                  900        18,731
  Interface, Inc.                                       300         6,694
  Mohawk Industries, Inc. (a)                           100         2,263
  Russell Corporation                                   100         2,963
  Tultex Corporation (a)                                400         2,450
                                                                -----------
                                                                   69,890

LOCAL & INTERURBAN PASSENGER TRANSIT (0.1%)
  Canadian National Railway Company                     200         8,750
  Greyhound Lines, Inc. (a)                           1,500         6,656
                                                                -----------
                                                                   15,406
TRANSPORTATION BY AIR (2.6%)
  Airborne Freight Corporation                          400        16,750
  Alaska Airgroup, Inc. (a)                             600        15,375
  AMR Corporation (a)                                   700        64,750
  British Airways Plc                                   500        57,469
  Continental Airlines (a)                              400        13,975
  Delta Air Lines, Inc.                                 700        57,400
  Federal Express Corporation (a)                       100         5,775
  KLM Royal Dutch Air (a)                               839        25,904
  UAL Corporation (a)                                   300        21,469
  USAir Group, Inc. (a)                                 400        14,000
                                                                -----------
                                                                  292,867

                          Zweig Equity (Small Cap) Portfolio

                                                      NUMBER
                                                    OF SHARES      VALUE
                                                   ------------------------

COMMON STOCKS (CONTINUED)

TRANSPORTATION EQUIPMENT (3.5%)
  AAR Corporation                                       400     $  12,925
  Arvin Industries, Inc.                                600        16,350
  Avondale Industries, Inc. (a)                       1,100        23,306
  Chrysler Corporation                                1,400        45,938
  Coachmen Industries, Inc.                           1,200        20,550
  Dana Corporation                                      500        19,000
  Ford Motor Company                                  1,000        37,750
  General Motors Corporation                            100         5,569
  Honda Motor Company Ltd                               100         6,019
  Mascotech, Inc.                                       700        14,613
  MotivePower Industries Inc. (a)                     1,000        15,938
  Paccar, Inc.                                          400        18,575
  Sequa Corporation (a)                                 900        50,738
  Standard Products Company                             600        15,150
  Transtechnology Corporation                           600        13,650
  Trinity Industries                                    500        15,875
  UNC, Inc.                                             500         7,313
  Volvo AB (a)                                        1,700        45,581
                                                                -----------
                                                                  384,840

TRANSPORTATION SERVICES (0.5%)
  Gatx Corporation                                      400        23,100
  PS Group Holdings, Inc.                             1,200        15,450
  Yellow Corporation (a)                                500        11,156
                                                                -----------
                                                                   49,706

                          Zweig Equity (Small Cap) Portfolio

                                                      NUMBER
                                                    OF SHARES      VALUE
                                                   ------------------------

COMMON STOCKS (CONTINUED)

TRUCKING & WAREHOUSING (0.1%)
  CNF Transportation, Inc.                              200      $  6,450
  Roadway Express, Inc.                                 300         6,938
                                                                 ----------
                                                                   13,388

WATER TRANSPORTATION (0.2%)
  Oglebay Norton Company                                100         4,400
  OMI Corporation (a)                                 1,300        12,431
  Stolt-Nielsen S.A.                                    300         5,700
                                                                 ----------
                                                                   22,531

WHOLESALE TRADE - DURABLE GOODS (2.3%)
  Aviall, Inc. (a)                                      500         7,000
  Barnes Group, Inc.                                  1,300        38,513
  Borg-Warner Automotive, Inc.                          200        10,813
  Hughes Supply, Inc.                                 1,200        48,000
  Minerals & Resources Corporation Ltd S.A.             100         2,316
  Reliance Steel & Aluminum Company                   1,050        27,300
  Rexel, Inc. (a)                                     1,700        31,450
  Simpson Manufacturing Company (a)                     300         7,875
  Specialty Equipment Companies, Inc. (a)               500         7,375
  United Industrial Corporation                         500         4,469
  Universal Forest Products                             500         7,281
  Wynn's International, Inc.                          2,362        67,022
                                                                 ----------
                                                                  259,414

                          Zweig Equity (Small Cap) Portfolio

                                                     NUMBER
                                                    OF SHARES
                                                  OR PRINCIPAL
                                                     AMOUNT        VALUE
                                                   ------------------------

COMMON STOCKS (CONTINUED)

WHOLESALE TRADE - NONDURABLE GOODS (0.8%)
  Burlington Coat Factory Warehouse (a)                 600     $  11,700
  Howell Corporation                                    100         2,000
  Insilco Corporation (a)                               100         3,713
  Pennzoil Company                                      400        30,700
  SUPERVALU, Inc.                                       100         3,450
  United Stationers, Inc. (a)                           700        16,975
  Universal Corporation                                 600        19,050
                                                                -----------
                                                                   87,588
                                                                -----------

TOTAL COMMON STOCKS (Cost $6,909,981)                           9,598,851

SHORT-TERM SECURITIES (13.9%)

U.S. GOVERNMENT AGENCY (7.6%)
  Federal National Mortgage Association Discount
  Note, 5.40%, due 7/21/1997                     $  850,000       847,450

U.S. GOVERNMENT OBLIGATIONS (1.3%)
  U.S. Treasury Bills, 5.15%, due 7/17/1997         150,000       149,657

                          Zweig Equity (Small Cap) Portfolio

                                                    PRINCIPAL
                                                     AMOUNT      VALUE
                                                   ------------------------

SHORT-TERM SECURITIES (CONTINUED)

REPURCHASE AGREEMENT (5.0%)
  State Street Bank, 4.25%, due 7/1/1997
   (Dated 6/30/1997, collateralized by U.S. Treasury
  Note, 6.125%, due 5/15/1998, value $565,600)   $  553,835    $  553,835
                                                               ------------

TOTAL SHORT-TERM SECURITIES (Cost $1,550,942)                   1,550,942
                                                               ------------

TOTAL INVESTMENTS (100.0%) (Cost $8,460,923)                 $ 11,149,793
                                                             --------------
                                                             --------------

                          Zweig Equity (Small Cap) Portfolio

FUTURES CONTRACTS

                                                                UNREALIZED
                                EXPIRATION       CONTRACT          GAIN
                                   DATE           AMOUNT          (LOSS)
                                ------------------------------------------

8 Mid-Cap S&P 500
 Futures Contracts-Short (b)       9/19/97     $  1,158,400     $  (26,225)

6 Russell 2000
 Futures Contracts-Short (b)       9/19/97        1,196,700         (5,313)

1 S&P 500
 Futures Contract-Short (b)        9/18/97          445,125          5,928
                                               ---------------------------
                                               $  2,800,225     $  (25,610)
                                               ---------------------------
                                               ---------------------------


(a)  Non-income producing

(b) At June 30, 1997, the market value of assets pledged to cover margin requirements for open futures contracts was $149,657.

OTHER INFORMATION:
 Purchases and sales of securities, excluding short-term securities, for the year ended June 30, 1997, aggregated $5,205,539 and $7,900,271, respectively. At June 30, 1997, appreciation for tax purposes aggregated $2,688,323, of which $2,758,963 related to net unrealized appreciated investment securities and $70,640 related to depreciated investment securities. The aggregate cost of securities is $8,461,470 for tax purposes.



SEE ACCOMPANYING NOTES.

                           Pinnacle Fixed Income Portfolio

                         Statement of Assets and Liabilities

                                    June 30, 1997

ASSETS
Investment in securities, at value (cost $9,209,624)
  -See accompanying schedule                                    $  9,286,579
Cash                                                                  17,845
Receivable for investment securities sold                            169,267
Interest and other receivables                                        88,040
                                                                ------------
TOTAL ASSETS                                                       9,561,731

LIABILITIES
Payable for investment securities purchased                          170,558
Accounts payable and accrued expenses                                 17,926
                                                                ------------
TOTAL LIABILITIES                                                    188,484
                                                                ------------

NET ASSETS                                                      $  9,373,247
                                                                ------------
                                                                ------------

Net Assets consist of:
 Paid-in capital                                                $  8,853,880
 Undistributed net investment income                                 551,509
 Accumulated undistributed net realized loss on investments         (109,097)
 Net unrealized appreciation on investment securities                 76,955
                                                                ------------

NET ASSETS, for 846,474 shares outstanding                      $  9,373,247
                                                                ------------
                                                                ------------

NET ASSET VALUE, offering and redemption price per share        $      11.07
                                                                ------------
                                                                ------------


SEE ACCOMPANYING NOTES.

                           Pinnacle Fixed Income Portfolio

                               Statement of Operations

                               Year Ended June 30, 1997


INVESTMENT INCOME
  Interest                                                        $  670,103

EXPENSES
  Investment advisory and management fees                             68,188
  Custody and accounting fees                                         49,818
  Professional fees                                                   15,246
  Directors' fees and expenses                                         4,893
  Other expenses                                                       7,972
                                                                  ----------
    Total expenses before reimbursement                              146,117
    Less:  expense reimbursement                                     (29,379)
                                                                  ----------
    Net expenses                                                     116,738
                                                                  ----------
Net investment income                                                553,365

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Net realized loss on investments                                    (12,480)
 Change in unrealized appreciation on investment securities          153,322
                                                                  ----------
Net gain on investments                                              140,842
                                                                  ----------

Net increase in net assets resulting from operations              $  694,207
                                                                  ----------
                                                                  ----------



SEE ACCOMPANYING NOTES.

                           Pinnacle Fixed Income Portfolio

                          Statement of Changes in Net Assets

                                                                    YEAR ENDED JUNE 30,
                                                                     1997          1996
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income                                        $    553,365   $    331,808
 Net realized gain (loss) on investments                           (12,480)        39,828
 Change in net unrealized appreciation (depreciation)              153,322       (188,379)
                                                              ---------------------------
  Net increase in net assets resulting from operations             694,207        183,257

Distributions to shareholders from:
 Net investment income                                            (328,028)      (268,795)

Capital share transactions:
 Proceeds from sales of shares                                     848,067      5,775,502
 Proceeds from reinvested dividends                                328,028        268,795
 Cost of shares redeemed                                        (2,197,149)    (1,346,134)
                                                              ---------------------------
  Net increase (decrease) in net assets resulting from
   share transactions                                           (1,021,054)     4,698,163
                                                              ---------------------------


Total increase (decrease) in net assets                           (654,875)     4,612,625

NET ASSETS
Beginning of period                                             10,028,122      5,415,497
                                                              ---------------------------

End of period (including undistributed net investment
 income of $551,509 and $328,028, respectively)               $  9,373,247   $ 10,028,122
                                                              ---------------------------
                                                              ---------------------------

OTHER INFORMATION
Shares:
 Sold                                                               78,342        541,094
 Issued through reinvestment of dividends                           30,407         25,172
 Redeemed                                                         (203,042)      (123,043)
                                                              ---------------------------
  Net increase (decrease)                                          (94,293)       443,223
                                                              ---------------------------
                                                              ---------------------------


SEE ACCOMPANYING NOTES.

                           Pinnacle Fixed Income Portfolio

                                 Financial Highlights


                                                                                                  JANUARY 5, 1993
                                                                                                  (COMMENCEMENT OF
                                                             YEAR ENDED JUNE 30,                     OPERATIONS)
                                         -------------------------------------------------------   THROUGH JUNE 30,
                                            1997           1996           1995           1994           1993
                                         --------------------------------------------------------------------------

SELECTED PER-SHARE DATA
Net asset value, beginning of
 period                                  $  10.66       $  10.88       $  10.00       $  10.43       $  10.00
Income from investment operations:
 Net investment income                       0.67           0.39           0.56           0.20           0.19
 Net realized and unrealized gain
  (loss) on investments                      0.10          (0.03)          0.53          (0.52)          0.24
                                         --------------------------------------------------------------------------
 Total from investment operations            0.77           0.36           1.09          (0.32)          0.43
Less distributions:
 From net investment income                 (0.36)         (0.58)         (0.21)         (0.11)             -
                                         --------------------------------------------------------------------------

Net asset value, end of period           $  11.07       $  10.66       $  10.88       $  10.00       $  10.43
                                         --------------------------------------------------------------------------
                                         --------------------------------------------------------------------------

TOTAL RETURN (a)                            7.33%          3.29%         11.08%         (3.06%)         8.67%

RATIOS AND SUPPLEMENTAL DATA (b)
Net assets, end of period
 (in thousands)                          $  9,373      $  10,028       $  5,415       $  4,861         $  906
Ratio of expenses to average
 net assets                                 1.20%          1.32%          1.40%          1.56%          1.56%
Ratio of net investment income
 to average net assets                      5.68%          5.18%          5.41%          3.62%          3.86%
Ratio of expenses to average net
 assets before voluntary expense
 reimbursement                              1.50%          1.94%          1.59%          2.49%         15.72%
Ratio of net investment income
 (loss) to average net assets before
 voluntary expense reimbursement            5.38%          4.56%          5.22%          2.68%         (1.64%)
Portfolio turnover rate                       99%           392%           432%           527%           103%


(a) Total returns for periods less than one year are not annualized.

(b) Data expressed as a percentage are annualized as appropriate.

J.P. Morgan Investment Management, Inc. became the sub-adviser of the Portfolio effective April 1, 1996. Mitchell Hutchins Asset Management, Inc. provided sub-advisory services prior to April 1, 1996.

                         Pinnacle Fixed Income Portfolio

                             Schedule of Investments

                                  June 30, 1997

                                                        PRINCIPAL
                                                          AMOUNT         VALUE
                                                      -------------------------
CORPORATE BONDS (45.2%)

AUTO REPAIR, SERVICES, & PARKING (3.2%)
   World Omni Automobile Lease Securitization Trust
     Series 96-A, Class 1A, 6.30%, due 6/25/2002      $  194,085    $  194,358
     Series 96-B, Class A1, 5.95%, due11/15/2002         100,000       100,188
                                                                    -----------
                                                                       294,546
COMMUNICATIONS (2.7%)
   TCI Communications Inc., 7.875%, due 2/15/2026         60,000        57,660
   United States West Cap Funding Inc., 7.90%,
     due 2/1/2027                                         90,000        90,918
   Worldcom Inc., 7.75%, due 4/1/2027                    100,000       102,253
                                                                    -----------
                                                                       250,831

DEPOSITORY INSTITUTIONS (10.2%)
   ABN AMRO Bank NV (Chicago), 7.55%, due 6/28/2006      200,000       206,274
   Banc One Corporation, 7.625%, due 10/15/2026          100,000        98,998
   Midland Bank Plc, 7.625%, due 6/15/2006               200,000       205,970
   Nationsbank Corporation Medium Term Note, 5.75%,      200,000       193,654
     due 1/25/2001
   Nationsbank Corporation, 7.25%, due 10/15/2025        100,000        95,823
   Trans Financial Bank N.A., 6.32%, due 10/17/1997      150,000       150,221
                                                                    -----------
                                                                       950,940

ELECTRIC, GAS & SANITARY SERVICES (4.4%)
   Columbia Gas System, 7.62%, due 11/28/2025            200,000       194,494
   Hydro Quebec, 9.50%, due 11/15/2030                   175,000       211,967
                                                                    -----------
                                                                       406,461
NONDEPOSITORY INSTITUTIONS (16.0%)
   Caterpillar Financial Asset Trust, Series 96,
     Class A3, 6.30%, due 5/25/2002                      250,000       249,688

                         Pinnacle Fixed Income Portfolio

                             Schedule of Investments



                                                        PRINCIPAL
                                                          AMOUNT         VALUE
                                                      -------------------------
CORPORATE BONDS (CONTINUED)

NONDEPOSITORY INSTITUTIONS (16.0%) (CONTINUED)
   First Omni Bank Credit Card Master Trust 96,
     Class A, 6.65%, due 9/15/2003                    $  200,000    $  200,500
   Ford Motor Credit Corporation, 5.75%,
     due 1/25/2001                                       135,000       130,972
   Ford Motor Credit Corporation, 7.47%,
     due 7/29/1999                                       300,000       305,898
   General Motors Acceptance Corporation, 6.7%,          300,000       301,569
     due 6/24/1999
   Sears Credit Account Master Trust, Series 96,
     Class A, 6.50%, due 10/15/2003                      200,000       200,875
   The Money Store, Class 97B A3, 6.52%,
     due 5/15/2014                                       100,000        99,859
                                                                    -----------
                                                                     1,489,361
TRANSPORTATION EQUIPMENT (6.1%)
   Nationsbank Auto Owner Trust, 6.125%,
     due 7/15/1999                                       216,383       216,788
   Premier Auto Trust 95, Class A5, 6.15%,
     due 3/06/2000                                       350,000       350,917
                                                                    -----------
                                                                       567,705
WHOLESALE TRADE - DURABLE GOODS (2.6%)
   Eastman Chemical Company, 7.25%, due 1/15/2024        100,000        95,479
   Gulf Canada Resources Limited, 8.25%,
    due 3/15/2017                                         50,000        51,188
   NGC Corporation, 7.625%, due 10/15/2026               100,000        99,235
                                                                    -----------
                                                                       245,902
                                                                    -----------

TOTAL CORPORATE BONDS ($4,175,479)                                   4,205,746

GOVERNMENT SECURITIES (54.4%)

U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE
   OBLIGATIONS (10.1%)
     Federal Home Loan Mortgage Corporation,
       Gold Series, 8.50%, due 8/1/2026                  174,361       181,171

                         Pinnacle Fixed Income Portfolio

                             Schedule of Investments



                                                        PRINCIPAL
                                                          AMOUNT         VALUE
                                                      -------------------------
GOVERNMENT SECURITIES (CONTINUED)

U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE
 OBLIGATIONS (10.1%) (CONTINUED)
   Federal Home Loan Mortgage Corporation,
    (continued)
     Gold Series, 6.00%, due 4/1/2011                 $  137,378    $  132,570
     Gold Series, 6.50%, due 3/1/2026                    192,869       184,973
     Gold Series, 7.00%, due 2/1/2026                    142,421       139,974
     REMIC Series 1694, 6.50%, due 9/15/2023             310,000       302,250
                                                                    -----------
                                                                       940,938
U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED
 SECURITIES (32.7%)
   Federal National Mortgage Association,
     6.00%, due 4/1/2026                                 198,685       185,088
     6.50%, due 11/25/2007                               300,000       294,843
     7.00%, due 1/1/2026                                 334,516       328,244
     7.00%, due 4/1/2026                                 136,005       133,455
     7.00%, due 4/1/2026                                 381,295       374,146
     7.50%, due 7/1/2026                                 165,136       165,704
     7.50%, due 8/1/2027*                                170,000       170,106
     8.00%, due 3/1/2027                                   1,500         1,533
     8.00%, due 4/1/2026                                   1,167         1,194
     8.50%, due 5/1/2009                                 105,784       109,156
   Government National Mortgage Association,
     7.00%, due 3/15/2026                                191,766       188,230
     7.50%, due 1/15/2026                                244,008       244,694
     7.50%, due 2/15/2027                                 99,458        99,738
     8.00%, due 4/15/2022                                232,997       239,838
     8.00%, due 7/15/2005                                 18,770        19,427
     8.00%, due 8/15/2026                                192,258       196,703
     8.00%, due 11/15/2006                                24,944        25,867

                         Pinnacle Fixed Income Portfolio

                             Schedule of Investments



                                                        PRINCIPAL
                                                          AMOUNT         VALUE
                                                      -------------------------
GOVERNMENT SECURITIES (CONTINUED)

U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED
 SECURITIES (32.7%) (CONTINUED)
   Government National Mortgage Association,
      (continued)
     9.00%, due 11/15/2017                            $  147,856    $  158,759
     9.00%, due 9/15/2017                                 92,509        99,330
                                                                    -----------
                                                                     3,036,055
U.S. GOVERNMENT OBLIGATIONS (10.6%)
 U.S. Treasury Bonds,
   6.75%, due 8/15/2026                                  100,000        98,969
   7.125%, due 2/15/2023                                  75,000        77,250
 U.S. Treasury Notes,
   5.875%, due 2/15/2000                                 100,000        99,203
   5.875%, due 11/15/2005                                100,000        95,672
   6.25%, due 4/30/2001                                  170,000       169,522
   6.375%, due 9/30/2001                                 195,000       195,031
   6.625%, due 6/30/2001                                  94,000        94,881
   6.875%, due 5/15/2006                                  35,000        35,727
   7.5%, due 2/15/2005                                   100,000       105,812
                                                                    -----------
                                                                       972,067
FOREIGN GOVERNMENT OBLIGATIONS (1.0%)
 Republic of Italy, 6.875%, due 9/27/2023                100,000        93,780
                                                                    -----------

TOTAL GOVERNMENT SECURITIES (Cost $4,996,152)                        5,042,840

                         Pinnacle Fixed Income Portfolio

                             Schedule of Investments



                                                        PRINCIPAL
                                                          AMOUNT         VALUE
                                                      -------------------------
SHORT-TERM SECURITIES (0.4%)

REPURCHASE AGREEMENT (0.4%)
 State Street Bank, 4.25%, due 7/1/1997
   (Dated 6/30/1997, collateralized by U.S. Treasury
   Note, 6.125%, due 5/15/1998, value $40,400)         $  37,993  $     37,993
                                                                  -------------

TOTAL SHORT-TERM SECURITIES (Cost $37,993)                              37,993
                                                                  -------------

TOTAL INVESTMENTS (100.0%) (Cost $9,209,624)                      $  9,286,579
                                                                  -------------
                                                                  -------------
* Security purchased on a delayed delivery basis

OTHER INFORMATION:
 Purchases and sales of securities, excluding short-term securities, for the year ended June 30, 1997, aggregated $9,509,763 and $9,936,708, respectively. At June 30, 1997, net unrealized appreciation for tax purposes aggregated $70,528, of which $84,697 related to appreciated investment securities and $14,169 related to depreciated investment securities. The aggregate cost of securities is $9,216,051 for tax purposes.

SEE ACCOMPANYING NOTES.

                     ARM Capital Advisors Money Market Portfolio

                         Statement of Assets and Liabilities

                                    June 30, 1997



ASSETS
Investment in securities, at amortized cost
  -See accompanying schedule                                    $  8,377,535
Cash                                                                  12,091
Interest and other receivables                                         3,603
                                                                ------------
TOTAL ASSETS                                                       8,393,229

LIABILITIES
Accounts payable and accrued expenses                                 17,586
                                                                ------------
TOTAL LIABILITIES                                                     17,586
                                                                ------------

NET ASSETS, paid-in capital for 8,375,643 shares outstanding    $  8,375,643
                                                                ------------
                                                                ------------

NET ASSET VALUE, offering and redemption price per share             $  1.00
                                                                ------------
                                                                ------------

SEE ACCOMPANYING NOTES.

                     ARM Capital Advisors Money Market Portfolio

                               Statement of Operations

                               Year Ended June 30, 1997



INVESTMENT INCOME
  Interest                                                        $  462,722

EXPENSES
  Investment advisory and management fees                             43,053
  Custody and accounting fees                                         49,592
  Professional fees                                                   17,254
  Directors' fees and expenses                                         4,884
  Other expenses                                                       7,009
                                                                ------------
   Total expenses before reimbursement                               121,792
   Less: expense reimbursement                                       (35,814)
                                                                ------------
   Net expenses                                                       85,978
                                                                ------------
Net investment income                                                376,744
                                                                ------------

Net increase in net assets resulting from operations              $  376,744
                                                                ------------
                                                                ------------

SEE ACCOMPANYING NOTES.

                     ARM Capital Advisors Money Market Portfolio

                          Statement of Changes in Net Assets


                                                                              YEAR ENDED JUNE 30,
                                                                              1997          1996
                                                                          ---------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income                                                    $   376,744    $   407,014

Distributions to shareholders from:
 Net investment income                                                       (376,744)      (407,014)

Capital share transactions at net asset value of $1.00
 per share:
  Proceeds from sales of shares                                            22,641,513     18,569,332
  Proceeds from reinvested distributions                                      376,744        407,014
  Cost of shares redeemed                                                 (23,498,461)   (16,873,594)
                                                                          ---------------------------
   Net increase (decrease) in net assets resulting
    from share transactions                                                  (480,204)     2,102,752
                                                                          ---------------------------

Total increase (decrease) in net assets                                      (480,204)     2,102,752

NET ASSETS
Beginning of period                                                         8,855,847      6,753,095
                                                                          ---------------------------

End of period                                                             $ 8,375,643    $ 8,855,847
                                                                          ---------------------------
                                                                          ---------------------------


SEE ACCOMPANYING NOTES.

                     ARM Capital Advisors Money Market Portfolio


                                 Financial Highlights




                                                                                                    JANUARY 12, 1993
                                                                                                   (COMMENCEMENT OF
                                                                     YEAR ENDED JUNE 30,              OPERATIONS)
                                         ---------------------------------------------------------- THROUGH JUNE 30,
                                            1997           1996           1995           1994           1993
                                         ---------------------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning of
  period                                 $   1.00        $  1.00        $  1.00        $  1.00        $  1.00
Income from investment operations:
  Net investment income                      0.04           0.05           0.04           0.02           0.01
Less distributions:
  From net investment income                (0.04)         (0.05)         (0.04)         (0.02)         (0.01)
                                         ---------------------------------------------------------------------------
Net asset value, end of period           $   1.00        $  1.00        $  1.00        $  1.00        $  1.00
                                         ---------------------------------------------------------------------------
                                         ---------------------------------------------------------------------------
TOTAL RETURN (a)                             4.38%          4.55%          4.30%          2.04%          1.66%

RATIOS AND SUPPLEMENTAL DATA (b)
Net Assets, end of period (in
  thousands)                             $  8,376        $ 8,856        $ 6,753        $ 5,452        $ 754

Ratio of expenses to average
  net assets                                 1.00%          1.12%          1.15%          1.29%         1.34%

Ratio of net investment income
  to average net assets                      4.38%          4.67%          4.31%          2.19%         1.67%

Ratio of expenses to average net
  assets before voluntary expense
  reimbursement                              1.42%          1.46%          1.27%          2.08%        22.41%

Ratio of net investment income
  (loss) to average net assets before
  voluntary expense reimbursement            3.96%          4.33%          4.20%          1.40%        (2.05%)


(a)  Total returns for periods less than one year are not annualized.

(b)  Data expressed as a percentage are annualized as appropriate.

ARM Capital Advisors, Inc. began managing the Portfolio directly without a sub-adviser effective April 1, 1996. Mitchell Hutchins Asset Management, Inc. provided sub-advisory services prior to April 1, 1996.

                   ARM Capital Advisors Money Market Portfolio

                             Schedule of Investments

                                  June 30, 1997


                                                                  PRINCIPAL
                                                                    AMOUNT                   VALUE
                                                                 -------------------------------------
SHORT-TERM SECURITIES (100.0%)

COMMERCIAL PAPER (97.3%)

NONDEPOSITORY INSTITUTIONS (91.3%)
  American Express, 5.52%, due 7/1/1997                          $  423,000              $  423,000
  Associate Corporation, 5.54%, due 7/8/1997                        500,000                 499,458
  Avco Financial Service, Inc., 5.58%, due 7/7/1997                 500,000                 499,535
  Beneficial Corporation, 5.54%, due 7/3/1997                       415,000                 413,526
  Chevron Corporation, 5.50%, due 7/9/1997                          420,000                 419,487
  Cit Group Holdings, 5.53%, due 7/21/1997                          419,000                 417,713
  Ford Motor Credit Corporation, 5.52%, due 7/15/1997               418,000                 417,103
  General Electric Capital Corporation, 5.55%, due 7/23/1997        403,000                 401,633
  General Motors, 5.50%, due 7/3/1997                               415,000                 414,873
  Household Finance Corporation, 5.50%, due 7/14/1997               419,000                 418,168
  IBM Credit Corporation, 5.53%, due 7/18/1997                      414,000                 412,919
  John Deere Capital Corportation, 5.50%, due 7/10/1997             419,000                 418,424
  New Center Asset Trust, 5.52%, due 7/25/1997                      418,000                 416,462
  Norwest Financial, Inc., 5.53%, due 7/17/1997                     416,000                 414,978
  Prudential Funding Corporation, 5.52%, due 7/16/1997              416,000                 415,043
  San Paolo U.S. Financing Company, 5.49%, due 7/2/1997             430,000                 429,934
  Sears, 5.55%, due 7/22/1997                                       406,000                 404,686
  Texaco, 5.55%, due 7/11/1997                                      414,000                 413,362
                                                                                        -----------
                                                                                          7,650,304


                   ARM Capital Advisors Money Market Portfolio

                                                        PRINCIPAL
                                                          AMOUNT         VALUE
                                                       -------------------------

COMMERCIAL PAPER (CONTINUED)

INSURANCE CARRIERS (6.0%)
  American General Finance Life, 5.55%, due
   7/11/1997                                           $  499,000   $   498,231
                                                                    -----------

TOTAL COMMERCIAL PAPER (Cost $8,148,535)                              8,148,535

OTHER SHORT-TERM SECURITIES (2.7%)

REPURCHASE AGREEMENT (2.7%)
  State Street Bank, 4.25%, due 7/1/1997
   (Dated 6/30/1997, collateralized by U.S. Treasury
     Note, 6.125%, due 5/15/1998, value $237,350)         229,000       229,000
                                                                    -----------

TOTAL OTHER SHORT-TERM SECURITIES (Cost $229,000)                       229,000
                                                                    -----------

TOTAL SHORT-TERM SECURITIES (100.0%) (Cost $8,377,535)              $ 8,377,535
                                                                    -----------
                                                                    -----------
OTHER INFORMATION:
  The aggregate cost of securities is the same for book and tax purposes.

SEE ACCOMPANYING NOTES.

                      Morgan Stanley Asian Growth Portfolio

                       Statement of Assets and Liabilities

                                  June 30, 1997


ASSETS
Investment in securities, at value (cost $11,602,551)
  -See accompanying schedule                                     $  12,799,601
Receivable for investment securities sold                              271,084
Dividends, interest and other receivables                              103,811
Deferred organization costs                                              4,455
                                                                 -------------
TOTAL ASSETS                                                        13,178,951

LIABILITIES
Cash overdraft                                                         124,182
Payable for investment securities purchased                            181,330
Accounts payable and accrued expenses                                   52,420
                                                                 -------------
TOTAL LIABILITIES                                                      357,932
                                                                 -------------

NET ASSETS                                                       $  12,821,019
                                                                 -------------
                                                                 -------------

Net Assets consist of:
  Paid-in capital                                                $  12,017,446
  Accumulated undistributed net realized loss on
    investments and foreign currency transactions                     (380,424)
  Net unrealized appreciation on investments and
    assets and liabilities in foreign currencies                     1,183,997
                                                                 -------------

NET ASSETS, for 1,192,105 shares outstanding                     $  12,821,019
                                                                 -------------
                                                                 -------------

NET ASSET VALUE, offering and redemption price per share         $       10.75
                                                                 -------------
                                                                 -------------

SEE ACCOMPANYING NOTES.

                      Morgan Stanley Asian Growth Portfolio

                             Statement of Operations

                            Year Ended June 30, 1997


INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $23,311)           $     183,184
  Interest                                                              38,560
                                                                 -------------
Total Investment Income                                                221,744

EXPENSES
  Investment advisory and management fees                              135,034
  Custody and accounting fees                                          211,247
  Professional fees                                                     17,240
  Directors' fees and expenses                                           4,893
  Other expenses                                                         8,272
                                                                 -------------
    Total expenses before reimbursement                                376,686
    Less: expense reimbursement                                       (129,929)
                                                                 -------------
    Net expenses                                                       246,757
                                                                 -------------
Net investment loss                                                    (25,013)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY
Net realized loss on:
  Investment securities                                               (302,176)
  Foreign currency transactions                                         (8,418)
                                                                 -------------
    Net realized loss                                                 (310,594)

Change in unrealized appreciation (depreciation) on:
  Investment securities                                                146,681
  Foreign currency                                                     (13,077)
                                                                 -------------
    Net unrealized appreciation                                        133,604

Net loss on investments and foreign currencies                        (176,990)
                                                                 -------------

Net decrease in net assets resulting from operations             $    (202,003)
                                                                 -------------
                                                                 -------------

SEE ACCOMPANYING NOTES.
                                     105

                      Morgan Stanley Asian Growth Portfolio

                       Statement of Changes in Net Assets


                                                        YEAR ENDED JUNE 30,
                                                       1997             1996
                                                -------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment loss                             $  (25,013)        $  (16,890)
  Net realized loss on investments and
   foreign currency transactions                    (310,594)           (28,598)
  Change in net unrealized appreciation on
   investments and translation of assets and
   liabilities in foreign currency                   133,604            832,114
                                                -------------------------------
     Net increase (decrease) in net
      assets resulting from operations              (202,003)           786,626

Distributions to shareholders from:
  Net investment income                                    -            (46,376)
  Net realized gain on investments                         -            (14,536)
                                                -------------------------------
   Total distributions                                     -            (60,912)

Capital share transactions:
  Proceeds from sales of shares                    1,785,077          5,146,338
  Proceeds from reinvested distributions                   -             60,912
  Cost of shares redeemed                         (3,714,150)        (3,805,532)
                                                -------------------------------
   Net increase (decrease) in net
    assets resulting from share transactions      (1,929,073)         1,401,718
                                                -------------------------------

Total increase (decrease) in net assets           (2,131,076)         2,127,432

NET ASSETS
Beginning of period                               14,952,095         12,824,663
                                                -------------------------------

End of period                                   $ 12,821,019      $  14,952,095
                                                -------------------------------
                                                -------------------------------

OTHER INFORMATION
Shares:
  Sold                                               169,723            482,863
  Issued through reinvestment of distributions             -              6,543
  Redeemed                                          (354,863)          (371,590)
                                                -------------------------------
   Net increase (decrease)                          (185,140)           117,816
                                                -------------------------------
                                                -------------------------------

SEE ACCOMPANYING NOTES.

                      Morgan Stanley Asian Growth Portfolio

                              Financial Highlights


                                                                                                                     JUNE 15, 1994
                                                                                                                     (COMMENCEMENT
                                                                               YEAR ENDED JUNE 30,                   OF OPERATIONS)
                                                             -----------------------------------------------------  THROUGH JUNE 30,
                                                                  1997               1996               1995               1994
                                                             -----------------------------------------------------------------------

SELECTED PER-SHARE DATA
Net asset value, beginning of period                          $ 10.86            $ 10.18            $  10.00         $  10.00
Income from investment operations:
  Net investment income (loss)                                  (0.02)             (0.01)               0.01                - (a)
  Net realized and unrealized gain (loss) on investments        (0.09)              0.74                0.17                -
                                                             -----------------------------------------------------------------------
  Total from investment operations                              (0.11)              0.73                0.18                -
Less distributions:
  From net investment income                                        -              (0.04)                  - (a)            -
  From net realized gain                                            -              (0.01)                  -                -
                                                             -----------------------------------------------------------------------
Total distributions                                                 -              (0.05)                  -                -
                                                             -----------------------------------------------------------------------

Net asset value, end of period                                $ 10.75            $ 10.86            $  10.18         $  10.00
                                                             -----------------------------------------------------------------------
                                                             -----------------------------------------------------------------------

TOTAL RETURN (b)                                                (1.01%)             7.19%               1.80%            0.52%

RATIOS AND SUPPLEMENTAL DATA (c)
Net assets, end of period (in thousands)                     $ 12,821           $ 14,952           $  12,825         $  1,905
Ratio of expenses to average net assets                          2.00%              2.00%               1.92%            0.75%
Ratio of net investment income (loss) to
  average net assets                                            (0.19%)            (0.13%)              0.76%            0.59%
Ratio of expenses to average net assets
  before voluntary expense reimbursement                         2.96%              2.21%               1.92%            9.79%
Ratio of net investment income (loss) to
  average net assets before voluntary expense reimbursement     (1.15%)            (0.34%)              0.76%           (8.44%)
Portfolio turnover rate                                            91%                51%                 30%               -
Average commission paid per equity
  share traded (d)                                            $ .0104


(a)  Less than $0.01 per share.

(b)  Total returns for periods less than one year are not annualized.

(c)  Data expressed as a percentage are annualized as appropriate.

(d)  Disclosure required for fiscal years beginning after September 1, 1995.

                        Morgan Stanley Asian Growth Portfolio

                               Schedule of Investments

                                    June 30, 1997


                                                     NUMBER
                                                    OF SHARES     VALUE
                                                 -------------------------

COMMON STOCKS (96.1%)

CHINA (1.1%)
  First Tractor Company*                             43,000   $    28,308
  Qingling Motors Company                           117,000        60,410
  Zhejiang Expressway Company*                      196,000        47,564
                                                              ------------
                                                                  136,282
HONG KONG (35.9%)
  Cheung Kong Holdings Ltd                           83,000       819,609
  China Merchants Hai Hong                           16,000        49,774
  China Resources Enterprise Ltd                    110,000       539,564
  Dao Heng Bank Group Ltd                            25,000       136,827
  Guangshen Railway Company Ltd                      71,000        31,160
  Hang Seng Bank                                     15,400       219,659
  Henderson Land Development                         53,000       470,343
  HSBC Holdings Plc                                  23,855       717,467
  Hutchison Whampoa                                  66,000       570,802
  New World Development Company                      40,000       238,544
  Ng Fung Hong Ltd                                   40,000        59,894
  Shanghai Industrial Holdings Ltd                   70,000       435,523
  Shenzhen Fangda Company Ltd-B Shares               23,000        33,400
  Sun Hung Kai Properties                            23,000       276,849
                                                              ------------
                                                                4,599,415

INDONESIA (8.1%)
  Bank International Indonesia  Warrants              9,021         3,524
  Bank Negara Indonesia                             154,000        98,150
  Bimantara Citra                                    28,500        49,805
  Hanjaya Mandala Sampoern                           16,000        61,020

                        Morgan Stanley Asian Growth Portfolio

                                                     NUMBER
                                                    OF SHARES     VALUE
                                                 -------------------------

COMMON STOCKS (CONTINUED)

INDONESIA (8.1%) (CONTINUED)
  Matahari Putra Prima                               42,000   $    84,622
  PT Astra International*                            40,000       164,474
  PT Bank International Indonesia*                  101,503        87,647
  PT Gudang Garam                                    15,000        62,911
  PT Indofood Surkes                                 38,400        88,421
  PT Mayora Indah                                    42,000        23,746
  PT Putra Surya Multidana*                         143,000       227,847
  PT Telekomunikasi                                  48,500        79,271
                                                              ------------
                                                                1,031,438

LUXEMBOURG (2.9%)
  Korea Asia Fund*                                       41       374,125

MALAYSIA (15.2%)
  Arab Malaysian Corporation                         11,000        40,967
  Berjaya Group Berhad, A Shares                    122,000       149,842
  Berjaya Sports Toto Berhad                         13,000        61,292
  Commerce Asset Holdings*                           43,000       113,292
  Commerce Asset Holdings Warrants                    8,000           475
  Commerce Asset Holdings Warrants                    5,000           -
  Dialog Group Berhad                                 8,000       115,689
  Edaran Otomobil Nasional                           12,000       102,219
  Genting Berhad                                     24,000       115,055
  IJM Corporation                                    29,000        60,895
  Jaya Tiasa Holdings Berhad                         23,000       115,729
  Leader Universal Holding                           27,000        48,566
  Lityan Holdings Berhad                              1,000        12,183
  Malayan Banking Berhad                             16,000       167,987
  Malaysian Pacific Industries                        9,000        39,223

                        Morgan Stanley Asian Growth Portfolio

                                                     NUMBER
                                                    OF SHARES     VALUE
                                                 -------------------------

COMMON STOCKS (CONTINUED)

MALAYSIA (15.2%) (CONTINUED)
  Malaysian Resources Corporation                    18,000   $    49,564
  Multi-Purpose Holdings                             29,000        40,674
  Rashid Hussain Berhad Warrants                      2,714             -
  Rashid Hussain Berhad*                             19,000       120,444
  Resorts World Berhad                               48,000       144,532
  Sime Darby Berhad                                  94,000       312,837
  United Engineers Ltd                               18,000       129,794
                                                              ------------
                                                                1,941,259

PHILIPPINES (3.6%)
  Ayala Land Inc., B Shares                         181,625       166,985
  Digital Telecom Phillipines, Inc.*                490,000        47,373
  DMCI Holdings*                                    189,600        62,539
  Fil-Estate Land, Inc*                              90,000        26,274
  Manila Electric Company, B Shares                  17,485        86,179
  SM Prime Holdings Ltd                             237,760        70,311
                                                              ------------
                                                                  459,661

SINGAPORE (12.5%)
  Development Bank Singapore                          9,000       113,310
  Electronic Resources Ltd                           36,000        56,655
  Electronic Resources Ltd Warrants                  18,000        11,961
  Jg Summit Holdings, B Shares                      105,600        21,620
  Jurong Shipyard Ltd                                13,000        56,375
  Natsteel Ltd                                       93,000       236,777
  Noble Group Ltd*                                  167,000       130,260
  Oversea Chinese Banking                            11,160       115,526
  Pacific Century Regional*                          32,000        44,541

                        Morgan Stanley Asian Growth Portfolio

                                                     NUMBER
                                                    OF SHARES     VALUE
                                                 -------------------------

COMMON STOCKS (CONTINUED)

SINGAPORE (12.5%) (CONTINUED)
  Parkway Holdings                                   20,000   $    89,529
  Singapore Press Holdings Ltd                       12,200       245,758
  Sm Summit Holdings Ltd                            105,000        79,317
  Super Coffeemix Manufacturing*                    223,000       185,612
  United Overseas Bank                                9,000        92,537
  Wing Tai                                           43,000       123,914
                                                              ------------
                                                                1,603,692

SOUTH KOREA (4.8%)
  Kookmin Bank*                                       6,145       129,813
  Korea Electric Power                               15,500       292,001
  Samsung Electronics                                 3,328       197,183
  Samsung Electronics-New                                54         1,507
                                                              ------------
                                                                  620,504

TAIWAN (7.1%)
  Acer, Inc.*                                        16,000       278,000
  Asustek Computer, Inc.*                            21,000       231,735
  Siliconware Precision Industries*                  14,000       238,000
  Want Want Holdings*                                48,000       159,360
                                                              ------------
                                                                  907,095

THAILAND (4.9%)
  Bangkok Bank                                       16,700       119,622
  Big C Supercenter Public                           28,000         9,239
  Eastern Water Resources                            10,900        13,159

                        Morgan Stanley Asian Growth Portfolio

                                                     NUMBER
                                                    OF SHARES     VALUE
                                                 -------------------------

COMMON STOCKS (CONTINUED)

THAILAND (4.9%) (CONTINUED)
  I.C.C. International                                3,000   $     9,779
  Matichon Public Company Ltd                         6,000        14,487
  Nation Multimedia Group                             9,000        19,920
  National Petrochemical Plc                         78,600        83,819
  Post Publishing Company                             8,000         8,370
  Quality House Plc                                  11,000         3,895
  Robinson Dept Store                                33,000        12,217
  Siam Commercial Bank                               20,900        89,151
  Sino-Thai Engr*                                     7,000        20,282
  Thai Farmers Bank                                  20,300        89,859
  Thai Magnetic Public Company                       37,000        65,513
  Thai Rung Union Car                                 4,000        15,050
  Thai Stanley Electric                               5,000        10,865
  Thai Storage Battery Plc                            6,000         6,278
  Thai Theparos Food                                  7,000        11,268
  United Communication Industry                       6,400        27,557
                                                              ------------
                                                                  630,330
                                                              ------------

TOTAL COMMON STOCKS (Cost $11,099,122)                         12,303,801

                        Morgan Stanley Asian Growth Portfolio

                                                  PRINCIPAL
                                                   AMOUNT         VALUE
                                                 -------------------------

CORPORATE BONDS (3.9%)

TAIWAN (3.9%)
  Far Eastern Textile, 4.00%, due 10/7/2006       $ 190,000   $    252,700
  Nan Ya Plastics, 1.75%, due 7/19/2001             170,000        243,100
                                                              ------------
                                                                   495,800

TOTAL CORPORATE BONDS (Cost $503,429)                              495,800
                                                              ------------

TOTAL INVESTMENTS (100.00%)(Cost $11,602,551)                 $ 12,799,601
                                                              ------------
                                                              ------------

* Non-income producing

FOREIGN EXCHANGE CONTRACTS
  At June 30, 1997, Morgan Stanley Asian Growth Portfolio has the following open forward foreign exchange contracts to sell currency (excluding foreign currency contracts used for purchase and sale settlements):

              Settlement     Contract    Contract     Current     Unrealized
  Currency       Date         Amount       Rate         Rate         Loss
--------------------------------------------------------------------------------
  Thai Bat    8/18/1997     12,797,100     26.55       25,897     $  (12,153)

OTHER INFORMATION:
  Purchases and sales of securities, excluding short-term securities, for the year ended June 30, 1997, aggregated $12,215,482 and $12,886,729, respectively. At June 30, 1997, net unrealized appreciation for tax purposes aggregated $1,197,050, of which $2,186,561 related to appreciated investment securities and $989,511 related to depreciated investment securities. The aggregate cost of securities is the same for book and tax purposes.

SEE ACCOMPANYING NOTES.

                      Morgan Stanley Asian Growth Portfolio

 As of June 30,1997, the Portfolio had investments in the following industries.

                                                                     PERCENT OF
                                                                         TOTAL
                                                                    INVESTMENTS
                                                                    -----------
INDUSTRY
   Amusement & Recreation Services                                        0.9%
   Automotive Dealers & Service Stations                                  1.3
   Chemicals & Allied Products                                            0.1
   Communications                                                         1.0
   Depository Institutions                                               16.8
   Electric, Gas, & Sanitary Services                                     3.7
   Electronic & Other Electric Equipment                                  6.2
   Fabricated Metal Products                                              0.3
   Food & Kindred Products                                                4.1
   General Building Contractors                                           0.5
   General Merchandise Stores                                             0.8
   Heavy Construction, Excluding Buildings                                4.0
   Holding & Other Investment Offices                                     8.4
   Hotels & Other Lodging Places                                          1.1
   Industrial Machinery & Equipment                                       4.2
   Instruments & Related Products                                         0.2
   Miscellaneous Manufacturing Industries                                 3.4
   Nondepository Institutions                                             3.1
   Oil & Gas Extraction                                                   0.9
   Paper & Allied Products                                                2.2
   Primary Metal Industries                                               2.9
   Printing & Publishing                                                  2.3
   Railroad Transportation                                                0.2
   Real Estate                                                           25.3
   Textile Mill Products                                                  2.0
   Tobacco Products                                                       1.0
   Transportation Equipment                                               0.5
   Wholesale Trade - Durable Goods                                        1.4
   Wholesale Trade - Nondurable Goods                                     1.2
                                                                    -----------
                                                                        100.0%
                                                                    -----------
                                                                    -----------

SEE ACCOMPANYING NOTES.

                    Morgan Stanley Worldwide High Income Portfolio

                         Statement of Assets and Liabilities

                                    June 30, 1997


ASSETS
Investment in securities, at value (cost $7,170,825)
  -See accompanying schedule                                    $  7,593,075
Receivable for investment securities sold                            128,217
Cash                                                                   8,121
Deferred organization costs                                            4,461
                                                                ------------
TOTAL ASSETS                                                       7,733,874
                                                                ------------

LIABILITIES
Payable for investment securities purchased                          165,735
Accounts payable and accrued expenses                                 22,788
                                                                ------------
TOTAL LIABILITIES                                                    188,523
                                                                ------------

NET ASSETS                                                      $  7,545,351
                                                                ------------
                                                                ------------

Net Assets consist of:
  Paid-in capital                                               $  6,039,988
  Undistributed net investment income                                557,201
  Accumulated undistributed net realized gain on investments
   and foreign currency transactions                                 525,912
  Net unrealized appreciation on investment securities               422,250
                                                                ------------

NET ASSETS, for 589,274 shares outstanding                      $  7,545,351
                                                                ------------
                                                                ------------

NET ASSET VALUE, offering and redemption price per share        $      12.80
                                                                ------------
                                                                ------------



SEE ACCOMPANYING NOTES.

                    Morgan Stanley Worldwide High Income Portfolio

                               Statement of Operations

                               Year Ended June 30, 1997
INVESTMENT INCOME
  Dividends                                                     $      4,548
  Interest                                                           659,570
                                                                ------------
   Total investment income                                           664,118

EXPENSES
  Investment advisory and management fees                             55,370
  Custody and accounting fees                                         50,955
  Professional fees                                                   17,240
  Directors' fees and expenses                                         6,010
  Other expenses                                                       7,731
                                                                ------------
   Total expenses before reimbursement                               137,306
   Less: expense reimbursement                                       (16,779)
                                                                ------------
   Net expense                                                       120,527
                                                                ------------
Net investment income                                                543,591

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY
Net realized gain (loss) on:
  Investment securities                                              525,912
  Foreign currency transactions                                      (2,296)
                                                                ------------
   Net realized gain                                                 523,616

  Change in unrealized appreciation on investment securities         412,972
                                                                ------------
Net gain on investments                                              936,588
                                                                ------------

Net increase in net assets resulting from operations            $  1,480,179
                                                                ------------
                                                                ------------



SEE ACCOMPANYING NOTES.

                    Morgan Stanley Worldwide High Income Portfolio

                          Statement of Changes in Net Assets


                                                                    YEAR ENDED JUNE 30,
                                                                   1997           1996
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                       $    543,591     $  616,219
  Net realized gain on investments and foreign
   currency transactions                                           523,616        142,020
  Change in net unrealized appreciation                            412,972        276,653
                                                              ---------------------------
   Net increase in net assets resulting from operations          1,480,179      1,034,892

Distributions to shareholders from:
  Net investment income                                           (599,736)      (532,957)
  Net realized gain on investments                                 (52,530)        (6,625)
                                                              ---------------------------
   Total distributions                                            (652,266)      (539,582)

Capital share transactions:
  Proceeds from sales of shares                                  2,951,997      1,113,906
  Proceeds from reinvested distributions                           652,266        539,582
  Cost of shares redeemed                                       (2,676,293)    (2,601,227)
                                                              ---------------------------
   Net increase (decrease) in net assets from share
     transactions                                                  927,970       (947,739)
                                                              ---------------------------

Total increase (decrease) in net assets                          1,755,883       (452,429)

NET ASSETS
Beginning of period                                              5,789,468      6,241,897
                                                              ---------------------------

End of period (including undistributed net investment
  income of $557,201 and $615,642, respectively)              $  7,545,351   $  5,789,468
                                                              ---------------------------
                                                              ---------------------------

OTHER INFORMATION
Shares:
  Sold                                                             241,908        103,380
  Issued through reinvestment of distributions                      56,848         54,452
  Redeemed                                                        (224,491)      (242,988)
                                                              ---------------------------
    Net increase (decrease)                                         74,265        (85,156)
                                                              ---------------------------
                                                              ---------------------------



SEE ACCOMPANYING NOTES.

                    Morgan Stanley Worldwide High Income Portfolio

                                 Financial Highlights




                                                                                         JUNE 15, 1994
                                                                                       (COMMENCEMENT OF
                                                           YEAR ENDED JUNE 30,            OPERATIONS)
                                            -----------------------------------------  THROUGH JUNE 30,
                                                 1997           1996           1995           1994
                                            -----------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period          $  11.24       $  10.40       $  10.00       $  10.00
Income from investment operations:
  Net investment income                           0.90           1.25           0.89             -(a)
  Net realized and unrealized gain (loss)
    on investments                                1.91           0.54          (0.49)             -
                                            -----------------------------------------------------------
  Total from investment operations                2.81           1.79           0.40              -
Less distributions:
  From net investment income                     (1.15)         (0.94)             -(a)           -
  From net realized gain on investments          (0.10)         (0.01)             -              -
                                            -----------------------------------------------------------
    Total distributions                          (1.25)         (0.95)             -              -
                                            -----------------------------------------------------------

Net asset value, end of period                $  12.80       $  11.24       $  10.40       $  10.00
                                            -----------------------------------------------------------
                                            -----------------------------------------------------------

TOTAL RETURN (b)                                 26.32%         18.41%          4.00%          0.79%

RATIOS AND SUPPLEMENTAL DATA (c)
 Net assets, end of period
  (in thousands)                              $  7,545       $  5,789       $  6,242         $  687
Ratio of expenses to average
   net assets                                     1.85%          1.85%          1.61%          0.85%
Ratio of net investment income
   to average net assets                          8.35%         10.04%          9.28%          0.80%
Ratio of expenses to average net
   assets before voluntary expense
   reimbursement                                  2.11%          2.06%          1.61%         24.78%
Ratio of net investment income (loss)
   to average net assets before voluntary
   expense reimbursement                          8.09%          9.83%          9.28%        (23.13%)
Portfolio turnover rate                            124%           122%           142%              -




(a)  Less than $0.01 per share.

(b)  Total returns for periods less than one year are not annualized.

(c)  Data expressed as a percentage are annualized as appropriate.

                 Morgan Stanley Worldwide High Income Portfolio

                            Schedule of Investments

                                  June 30, 1997

                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                      ------------------------
CORPORATE BONDS (88.7%)

ALGERIA (2.7%)
   Algeria Loan Agreement, 6.625%, due 3/31/2005      $  229,711    $  201,428

ARGENTINA (9.1%)
   Acindar Industrias Argentina, 11.30%,
     due 11/12/1998 (c)                                  200,000       208,500
   Industrias Metalurgicas Pescarmona S.A., 11.75%,
     due 3/27/1998 (a)                                   250,000       259,844
   Republic of Argentina, 6.75%, due 3/31/2005 (c)       242,500       228,405
                                                                    -----------
                                                                       696,749

BRAZIL (9.4%)
   Banco Do Brasil S.A., 9.375%, due 6/15/2007 (a)       100,000        99,750
   Brazil NMB L, 6.938%, due 4/15/2009 (c)               500,000       438,437
   Republic of Brazil, 10.125%, due 5/15/2027             88,000        84,832
   Republic of Brazil, 8.00%, due 4/15/2014 (c)          112,065        90,107
                                                                    -----------
                                                                       713,126

BULGARIA (4.8%)
   Bulgaria, 6.563%, due 7/28/2011 (c)                   500,000       361,562

CANADA (1.2%)
   Rogers Cablesystems, 10.00%, due 3/15/2005             70,000        75,600
   Rogers Communications, Inc., 9.125%, due 1/15/2006     15,000        15,075
                                                                    -----------
                                                                        90,675

                 Morgan Stanley Worldwide High Income Portfolio

                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                      ------------------------
CORPORATE BONDS (CONTINUED)

COLUMBIA (0.8%)
   Occidente Y Caribe Cellular, 0.0%,
     due 3/15/2004 (b)                                 $  85,000     $  63,750
   Occidente Y Caribe Warrants                               340             3
                                                                    -----------
                                                                        63,753

ECUADOR (1.4%)
   Consorcio Ecuatoriano Te, 14.00%, due 5/1/2002        100,000       106,250

INDONESIA (3.3%)
   APP International Finance BV, 8.297%,
     due 6/28/1999 (c)                                   250,000       248,227

IVORY COAST (1.8%)
   Ivory Coast, 2.00%, due 12/29/2049 (d)                400,000       133,500

MEXICO (4.1%)
   Cemex SA de C.V., 9.50%, due 9/20/2001 (a)            300,000       310,500

NIGERIA (1.7%)
   Nigeria Promissory Notes, 5.092%, due 1/5/2010        250,000       130,937

PANAMA (2.0%)
   Republic of Panama, 7.875%, due 2/13/2002             150,000       149,250

PERU (5.9%)
   Peru Republic, 3.25%, due 3/7/2017 (c)(d)             750,000       448,125

                 Morgan Stanley Worldwide High Income Portfolio

                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                      -------------------------
CORPORATE BONDS (CONTINUED)

RUSSIA (1.9%)
   Ministry Finance Russia, 3.00%, due 5/14/2003 (a)  $  220,000    $  147,620

UNITED STATES (32.8%)
   Advanced Micro Devices, Inc., 11.00%, due 8/1/2003     55,000        61,256
   Aircraft Lease Portfolio Securitization Ltd,
     12.75%, due 6/15/2006 (a)                            49,863        53,758
   Amresco, Inc., 10.00%, due 3/15/2004                   40,000        41,050
   Anthem Insurance Company, Inc., 9.00%,
     due 4/1/2027 (a)                                     75,000        77,200
   Big Flower Press, 8.875%, due 7/1/2007 (a)             60,000        58,950
   Brooks Fiber Properties, 0.0%, due 11/1/2006 (b)      120,000        78,150
   Brooks Fiber Properties, 10.00%, due 6/1/2007 (a)      10,000        10,175
   Cablevision Systems, 9.875%, due 5/15/2006             55,000        58,575
   Cleveland Electric Illuminating Company, 8.375%,
     due 12/1/2011                                        20,000        20,150
   Comcast Cellular, 9.50%, due 5/01/2007 (a)             50,000        50,250
   Courtyard By Marriott, 10.75%, due 2/01/2008           50,000        54,063
   Digital Equipment, 8.625%, due 11/1/2012               15,000        15,248
   Dr. Structured Finance, 7.60%, due 8/15/2007           86,935        82,845
   Echostar Satellite Broadcasting, 0.0%,
     due 3/15/2000 (b)                                    25,000        18,000
   First Nationwide Holdings, 10.625%,
     due 10/1/2003 (a)                                    50,000        54,750
   Gaylord Container Corporation, 11.50%,
     due 5/15/2001                                        75,000        78,844
   Globalstar LP/Capital, 11.375%, due 2/15/2004 (a)      60,000        60,150
   Grand Casinos, Inc., 10.125%, due 12/01/2003           60,000        62,400
   HMC Acquisition Properties, 9.00%, due 12/15/2007      35,000        35,569

                  Morgan Stanley Worldwide High Income Portfolio

                                                       PRINCIPAL
                                                         AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)                            -----------------------

UNITED STATES (32.8%) (CONTINUED)
   Horseshoe Gaming, 9.375%, due 6/15/2007 (a)         $  35,000     $  35,175
   Host Marriott Travel Plaza, 9.50%, due 5/15/2005       50,000        52,375
   ISP Holdings, Inc., 9.00%, due 10/15/2003              70,000        72,100
   IXC Communications, Inc., 12.50%, due 10/1/2005        40,000        45,350
   Kmart Corporation, 7.75%, due 10/1/2012                35,000        32,025
   Midland Cogeneration Vent, 10.33%, due 7/23/2002        6,836         7,314
   Midland Funding Corporation I, 10.33%,
     due 7/23/2002                                        36,803        39,380
   Midland Funding Corporation II, 11.75%,
     due 7/23/2005                                        15,000        17,460
   Navistar Financial Corporation, 9.00%,
     due 6/1/2002 (a)                                     10,000        10,238
   Nextel Communications, 0.00%, due 8/15/2004 (b)       200,000       153,000
   Norcal Waste Systems, 13.00%, due 11/15/2005 (c)       85,000        95,200
   Nuevo Energy Company, 9.50%, due 4/15/2006             35,000        36,400
   Outdoor Systems, 8.875%, due 6/15/2007 (a)             65,000        63,050
   Paramount Communications, 8.25%, due 8/1/2022          60,000        57,433
   Qwest Communications International, 10.875%,
     due 4/1/2007 (a)                                     40,000        43,450
   Riggs Capital Trust, 8.875%, due 3/15/2027 (a)         50,000        50,875
   SD Warren Company, 12.00%, due 12/15/2004              65,000        72,150
   Sinclair Broadcasting, 9.00%, due 7/15/2007 (a)        25,000        24,281
   Snyder Oil Corporation, 8.75%, due 6/15/2007           40,000        39,800
   Southland Corporation, 5.00%, due 12/15/2003           80,000        67,300
   Station Casinos, Inc., 9.75%, due 4/15/2007 (a)        50,000        50,500
   TCI Satellite Entertainment, 0.0%,
     due 2/15/2007 (a) (b)                               105,000        62,993
   Tele Communications, Inc., 9.25%, due 1/15/2023        65,000        67,679
   Teleport Communications, 0.0%, due 7/1/2001 (b)       100,000        72,250

                 Morgan Stanley Worldwide High Income Portfolio

                                                       NUMBER OF
                                                         SHARES
                                                      OR PRINCIPAL
                                                         AMOUNT          VALUE
                                                      -------------------------
CORPORATE BONDS (CONTINUED)

UNITED STATES (32.8%) (CONTINUED)
   Tenet Health Care Corporation, 8.625%,
     due 1/15/2007                                     $  40,000     $  40,800
   TLC Beatrice International Holdings, 11.50%,
     due 10/01/2005                                       85,000        96,050
   Transamerican Energy, 0.0%, due 6/15/2002 (a) (b)      15,000        10,823
   Viacom International, 8.00%, due 7/7/2006              65,000        63,050
   Vintage Petroleum, 8.625%, due 2/1/2009                45,000        44,831
                                                                    -----------
                                                                     2,494,715

VENEZUELA (5.8%)
   Venezuela, 6.75%, due 3/31/2007 (c)(d)                476,190       442,920
                                                                    -----------

TOTAL CORPORATE BONDS (Cost $6,343,948)                              6,739,337

PREFERRED STOCKS (2.9%)

UNITED STATES (2.9%)
   Sinclair Capital, 11.625%, due 3/15/2009 (a)              400        42,400
   TCI Pacific Communications, 5.00%, due 7/31/2006          440        45,540
   Time Warner, Inc., 10.25%, due 7/1/2016                   117       129,843
                                                                    -----------
                                                                       217,783
                                                                    -----------

TOTAL PREFERRED STOCKS (Cost $190,922)                                 217,783

                 Morgan Stanley Worldwide High Income Portfolio

                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                      -------------------------

SHORT-TERM SECURITIES (8.4%)

REPURCHASE AGREEMENT (8.4%)
   State Street Bank, 4.25%, due 7/1/1997
    (Dated 6/30/1997, collateralized by U.S. Treasury
   Note, 6.15%, due 5/15/1998, value $651,450)        $  635,955  $    635,955
                                                                  -------------

TOTAL SHORT-TERM SECURITIES (Cost $635,955)                            635,955
                                                                  -------------

TOTAL INVESTMENTS (100.0%) (Cost $7,170,825)                      $  7,593,075
                                                                  -------------
                                                                  -------------
OTHER INFORMATION:
   Purchases and sales of securities, excluding short-term securities, for the year ended June 30, 1997, aggregated $8,054,505 and $7,190,115, respectively. At June 30, 1997, net unrealized appreciation for tax purposes aggregated $421,243, of which $425,791 related to appreciated investment securities and $4,548 related to depreciated investment securities. The aggregate cost of securities is $7,171,832 for tax purposes.

(a) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b) Deferred interest obligation; currently zero coupon under terms of initial offering.

(c)  Variable rate note or floating note; rate shown effective at 6/30/97.

(d)  Front-loaded interest reduction bond; Brady Bond.

                    Morgan Stanley Worldwide High Income Portfolio

As of June 30, 1997, the Portfolio had investments in the following industries.

                                                         PERCENT OF
                                                           TOTAL
                                                        INVESTMENTS
                                                        -----------
INDUSTRY
  Amusement & Recreation Services                            0.9%
  Business Services                                          0.9
  Communications                                            12.6
  Depository Institutions                                    2.2
  Electric, Gas, & Sanitary Services                         2.3
  Electronic & Other Electric Equipment                      2.5
  Finance, Taxation, & Monetary Policy                       3.6
  Food Stores                                                1.0
  Government                                                45.6
  Health Services                                            0.6
  Holding & Other Investment Offices                         2.2
  Hotels & Other Lodging Places                              3.3
  Industrial Machinery & Equipment                           0.2
  Insurance Carriers                                         1.1
  Miscellaneous Manufacturing Industries                     1.0
  Motion Pictures                                            2.7
  Nondepository Institutions                                 3.0
  Oil & Gas Extraction                                       1.7
  Paper & Allied Products                                    1.0
  Printing & Publishing                                      0.8
  Stone, Clay, & Glass Products                              4.5
  Wholesale Trade - Durable Goods                            5.2
  Wholesale Trade - Nondurable Goods                         1.1
                                                          ------
                                                          100.0%
                                                          ------
                                                          ------

                             The Legends Fund, Inc.

                          Notes to Financial Statements

                                  June 30, 1997


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The Legends Fund, Inc. (the "Fund") was formed on July 22, 1992. The Fund is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Fund has ten investment portfolios (the "Portfolios"): Renaissance Balanced, Zweig Asset Allocation, Nicholas-Applegate Balanced, Harris Bretall Sullivan & Smith Equity Growth, Dreman Value, Zweig Equity (Small Cap), Pinnacle Fixed Income, ARM Capital Advisors Money Market, Morgan Stanley Asian Growth, and Morgan Stanley Worldwide High Income. ARM Securities Corporation ("ARM Securities"), formerly known as SBM Financial Services, Inc., a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc., distributes shares of the Fund to a variable annuity separate account of Integrity Life Insurance Company ("Integrity") and its wholly owned subsidiary, National Integrity Life Insurance Company ("National Integrity"). ARM Capital Advisors, Inc. ("ARM Capital Advisors"), a SEC-registered investment adviser, provides management services to the Fund pursuant to a management agreement (the "Management Agreement") effective February 1, 1996.

ARM Financial Group, Inc. ("ARM") is the ultimate parent of ARM Capital Advisors, Integrity, National Integrity, and ARM Securities. ARM specializes in the asset accumulation business, providing retail and institutional customers with products and services designed to serve the growing long-term savings and retirement markets. At June 30, 1997, ARM had approximately $5.6 billion of assets under management.

ARM has entered into a purchase agreement dated May 21, 1997, pursuant to which ARM has agreed to transfer substantially all of the operations of ARM Capital Advisors to a newly formed subsidiary, ARM Capital Advisors, LLC, and to sell an 80% interest in such company to ARM Capital Advisors Holdings, LLC, an entity controlled by Emad A. Zikry, the current President of ARM Capital Advisors. The pending sale will allow ARM Capital Advisors, LLC to better compete with other independent asset managers that are not affiliated with insurance companies. After consummation of the pending sale, ARM Capital Advisors will be renamed Integrity Capital Advisors, Inc. and will act as investment adviser to the Fund.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles for investment companies.

SECURITY VALUATION

Stocks that are traded on a national exchange are valued at the last sale price on the exchange on which they are primarily traded, or, if there is no sale, at the mean between the current bid and asked prices. Over-the-counter securities for which market quotations are readily available are valued at the mean of the current bid and asked prices.

Short-term debt securities with remaining maturities of 61 days or more for which reliable quotations are readily available are valued at current market quotations. Short-term investments with remaining maturities of 60 days or less are valued using the amortized cost method of valuation, which approximates market value. ARM Capital Advisors Money Market portfolio securities are valued using the amortized cost method of valuation. Bonds and other fixed-income securities (other than short-term securities described above) are valued using market quotations provided by a pricing service under procedures approved by the Fund's Board of Directors.

Futures contracts and options thereon and option contracts traded on a commodities exchange or board of trade are valued at the closing settlement price. Futures and option positions or any other securities or assets for which reliable market quotations are not readily available or for which valuation cannot be provided by a pricing service approved by the Board of Directors of the Fund are valued at fair value as determined in good faith by the Board of Directors.

SECURITY TRANSACTIONS

Securities transactions are accounted for as of trade date net of brokerage fees, commissions and transfer fees. Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Premiums and discounts on securities purchased are amortized using the effective interest method. Realized gains and losses on sales of investments are determined on the basis of nearest average for all of the portfolios except Zweig Asset Allocation, which uses the first-in first-out method.

Securities purchased on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Securities purchased on a when-issued basis are included in the portfolio and are subject to market value fluctuations during the period. At June 30, 1997, Pinnacle Fixed Income had segregated specific assets to be utilized to settle its outstanding commitments related to securities purchased on a delayed-delivery basis.

FEDERAL INCOME TAX MATTERS

The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed its taxable net investment income and net realized gains. Therefore, no provision for federal or state income tax is required.

At June 30, 1997, Pinnacle Fixed Income and Zweig Asset Allocation have accumulated net realized capital loss carryovers of $99,915 (expiring in 2003, 2004 and 2005) and $356,076 (expiring in 2005), respectively.

DIVIDEND DISTRIBUTIONS

Dividends from net investment income and distributions from net realized gains are declared and distributed annually, except that ARM Capital Advisors Money Market declares dividends from net investment income each business day and distributes them monthly. Dividends and distributions are recorded on the ex-dividend date. All dividends are reinvested in additional full and fractional shares of the related Portfolios.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, futures transactions, passive foreign investment companies, capital losses, and losses deferred due to wash sales.

FUTURES CONTRACTS

Certain Portfolios may enter into futures contracts to protect against adverse movement in the price of securities in the Portfolio or to enhance investment performance. When entering into a futures contract, changes in the market price of the contracts are recognized as unrealized gains or losses by marking each contract to market at the end of each trading day through a variation margin account. When a futures contract is closed, the Portfolios record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The face amount of the futures contracts shown in the Schedule of Investments reflects each contract's value at June 30, 1997.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The Portfolios bear the market risk which arises from any changes in contract values.

FOREIGN CURRENCY TRANSLATION

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based upon current exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing rate on the respective dates of the transactions. The effects of changes in foreign currency exchange rates on investments in securities are included in net realized and unrealized gain or loss on investments in the Statement of Operations.

Morgan Stanley Asian Growth, Morgan Stanley Worldwide High Income and Pinnacle Fixed Income may engage in forward foreign currency exchange transactions in connection with the purchase and sale of portfolio securities, and to protect the value of specific portfolio positions. Forward foreign currency exchange contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contracts' terms.

Morgan Stanley Asian Growth and Morgan Stanley Worldwide High Income have relatively large investments in countries with limited or developing capital markets that may involve greater risk than investments in more developed markets and as a result the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Portfolios' investments and the income they generate.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, ARM Capital Advisors, has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The value of the securities transferred is monitored daily to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER

On April 2, 1996, Integrity purchased for its own account approximately 479,000 shares of Pinnacle Fixed Income, at the net asset value on such date, for an aggregate purchase price of $5.1 million. As of June 30, 1997, approximately 415,000 shares having a fair value of approximately $4.6 million and constituting 49.0% of the outstanding shares of the Portfolio were held by Integrity for its own account.

2. INVESTMENT ADVISORY AGREEMENTS AND PAYMENTS TO RELATED PARTIES

ARM Capital Advisors has entered into a sub-advisory agreement with a registered investment adviser ("Sub-Adviser") for each of the Portfolios except ARM Capital Advisors Money Market. ARM Capital Advisors, not the Fund, pays the sub-advisory fee to each of the Sub-Advisers.

Listed below are management and sub-advisory fees payable as a percentage of average net assets:


          PORTFOLIO                     MANAGEMENT FEE      SUB-ADVISORY FEE
     -----------------------------------------------------------------------

     Renaissance Balanced                    0.65%               0.50%
     Zweig Asset Allocation                  0.90                0.75
     Nicholas-Applegate Balanced             0.65                0.50
     Harris Bretall Sullivan &
      Smith Equity Growth                    0.65                0.50
     Dreman Value                            0.65                0.50
     Zweig Equity (Small Cap)                1.05                0.90
     Pinnacle Fixed Income                   0.70                0.50
     ARM Capital Advisors Money Market       0.50                   -
     Morgan Stanley Asian Growth             1.00                0.85
     Morgan Stanley Worldwide High Income    0.85                0.70

Under the Management Agreement, ARM Capital Advisors provides certain management services to the Fund, and the Fund is responsible for certain of its direct operating expenses. ARM Capital Advisors has voluntarily agreed to reimburse each of the Portfolios for operating expenses (excluding management fees) above an annual rate of 0.5% of average net assets, with the exception of the two Morgan Stanley Portfolios, for which the annual voluntary expense limitation (excluding management fees) is 1.0% of average net assets. ARM Capital Advisors has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios.

Zweig Asset Allocation, Dreman Value, Morgan Stanley Asian Growth, and Zweig Equity (Small Cap) placed a portion of their transactions with brokerage firms which may be considered affiliates of the Fund under the Investment Company Act. The commissions paid to these firms were approximately $67,000 in the aggregate during the year ended June 30, 1997.

Certain officers and directors of the Fund are also officers of ARM, ARM Securities, ARM Capital Advisors, Integrity and National Integrity. The Fund does not pay any amounts to compensate these individuals.

3. CAPITAL SHARES

At June 30, 1997, the Fund had authority to issue one billion (1,000,000,000) shares of common stock, $.001 par value each, in any class or classes as determined by the Board of Directors. At such date, the Board of Directors had authorized ten classes of shares, as follows: 55,000,000 shares each for Renaissance Balanced, Zweig Asset Allocation, Nicholas-Applegate Balanced, Harris Bretall Sullivan & Smith Equity Growth, Dreman Value, Zweig Equity (Small
Cap), Pinnacle Fixed Income, Morgan Stanley Asian Growth, and Morgan Stanley Worldwide High Income and 100,000,000 shares for ARM Capital Advisors Money Market.

At June 30, 1997, Integrity, through its variable annuity Separate Account II, and National Integrity, through its variable annuity Separate Account II, were the record owners of all the outstanding shares of the Fund.

4. SUBSEQUENT EVENTS

On July 23, 1997, Integrity and National Integrity (collectively, the "Applicants") filed an application with the Securities and Exchange Commission pursuant to Section 26(b) of the Investment Company Act for an order to approve a substitution of the current Portfolios of the Fund (the "Substitution"). The Substitution would entail the transfer of assets from a Portfolio within the Fund to a new portfolio of an insurance trust mutual fund ("New Portfolio") deemed to have (i) substantially similar investment strategies and (ii) historically stronger investment performance and/or lower expense ratios (after waivers and reimbursements). Shares of the Fund would be exchanged at net asset value for shares of equivalent value of the New Portfolio. The costs of the Substitution will be borne by the Applicants, and no fees, transfer charges or sales charges to effect the Substitution will be imposed on the Fund, its shareholders, or ultimately, the variable annuity contract holders. Prior to and immediately following the Substitution, the account values of the variable annuity contract holders will be the same. In addition, the Substitution will not alter the tax or insurance benefits to contract holders or the contractual obligation of the Applicants.

The Portfolios of the Fund affected by the Substitution and the New Portfolios which will receive the assets are as follows:

     Current Portfolio of Fund               New Portfolio
     -------------------------               -------------

     Renaissance Balanced                    Janus Aspen Series Balanced

     Nicholas-Applegate Balanced             Janus Aspen Series Balanced

     Pinnacle Fixed Income                   JPM Bond

     ARM Capital Advisors Money Market       Janus Aspen Series Money Market

     Morgan Stanley Asian Growth             Morgan Stanley Asian Equity

     Morgan Stanley Worldwide High           Morgan Stanley Emerging Markets
     Income                                  Debt

Assuming approval by the Securities and Exchange Commission of the Substitution, the Applicants will schedule the Substitution to occur on or about October 6, 1997, or as soon as practicable following the issuance of the order for the Substitution, if later. It is anticipated that once the transfer of assets occurs, the Fund will include four Portfolios: Zweig Asset Allocation, Harris Bretall Sullivan & Smith Equity Growth, Dreman Value, and Zweig Equity (Small
Cap).

On August 15, 1997, the Board of Directors of the Fund authorized a shareholder meeting, including the filing of proxy materials, to consider for approval amendments to the Management Agreement between the Fund and ARM Capital Advisors and sub-advisory agreements between the Fund and certain Sub-Advisers with respect to reductions in sub-advisory fees. Assuming shareholder approval, the management fees paid by the Fund to ARM Capital Advisors would remain unchanged and the sub-advisory fees paid by ARM Capital Advisors to each of the Sub-Advisers of Zweig Asset Allocation, Harris Bretall Sullivan & Smith Equity Growth, Dreman Value, and Zweig Equity (Small
Cap), as a percentage of average net assets, would be reduced by 0.10% to 0.65%, 0.40%, 0.40%, and 0.80%, respectively.

                             The Legends Fund, Inc.

                              Portfolio Performance

                                  June 30, 1997


                         RENAISSANCE BALANCED PORTFOLIO

             Comparison of change in value of $10,000 investment in
       Renaissance Balanced Portfolio, the S&P 500, and a composite index consisting of 60% of the S&P 500, 30% of Lehman Brothers
     Government/Corporate Bond Index, and 10% of 90-day Treasury Bill Yield


                                     [GRAPH]

                                                 60% of the S&P 500, 30% of
                                                 Lehman Brothers Government/Corporate
                                                 Bond Index, and 10% of 90-Day
Date           Renaissance Balanced Portfolio    Treasury Bill Yield                     S&P

       12/14/92                       $10,000                                 $10,000            $10,000
         Dec 92                        $9,930                                 $10,085            $10,088
         Jun 93                       $10,420                                 $10,629            $10,579
         Dec 93                       $10,985                                 $11,058            $11,102
         Jun 94                       $10,501                                 $10,709            $10,727
         Dec 94                       $10,604                                 $11,076            $11,248
         Jun 95                       $11,941                                 $12,832            $13,519
         Dec 95                       $13,135                                 $14,230            $15,471
         Jun 96                       $13,454                                 $15,036            $17,032
         Dec 96                       $14,374                                 $16,344            $19,021
         Jun 97                       $15,309                                 $18,524            $22,939



- Average annual total return since inception: 9.82%.
- Total return for the fiscal year ended June 30, 1997: 13.78%.
- Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity certificates.
- Portfolio commenced operations on December 14, 1992. Index performances for the month of December 1992 have been prorated to conform to the commencement date of the Portfolio (except for the S&P 500).
- Past performance is not predictive of future performance.

                             The Legends Fund, Inc.

                                  June 30, 1997


                   RENAISSANCE BALANCED PORTFOLIO (CONTINUED)

The stock market has been the beneficiary of an exceptionally favorable environment over the past year, with strong mutual fund inflows, rising corporate earnings, and stable or declining interest rates resulting in a 35%+ gain in stock prices.

Throughout the past 12 months, Renaissance has maintained a defensive posture in the Legends Fund Balanced portfolio, with stocks ranging from 30%-40% of the total Portfolio. The current bull market in stocks has been the longest in 40 years without a "correction" in stock prices of 10% or more. Investors with only recent experience in the financial markets should be forgiven if they believe that stock prices never go down but only up. To put this in better perspective, since 1900 there have been 65 years when the stock market has fallen 10% or more from the prior year's high, working out to a correction of 10% or more every 18 months on average. The current bull market is already 80 months long.

By most measures, inflation is running well below 3% per year, a fact which supports generally high valuations on financial assets such as stocks and bonds. The S&P 500 is selling on a price/trailing earnings ("P/E") basis in the highest 10% of observations in the past 40 years. On a price/book value, price/sales, or price/dividend basis, the S&P 500 is selling at its highest level ever.

What is noteworthy about the valuation of stocks is that these euphoric valuations have not carried over into the bond market. While the P/E multiple on stocks is slightly higher today than in periods of similar inflation in the past, the yield on bonds is usually high when compared to historical experience. For example, when inflation is less than 3%, the S&P 500 P/E has averaged about 18X and long-term government bond yields, 5.5%. By comparison, at quarter-end, inflation was less than 3% and the S&P 500 P/E was about 22X while the long-term government bond yields 6.8%. This indicates both potential risk in stocks and potential opportunity in bonds.

We recognize that our conservative asset allocation posture these last 12 months has detracted from investment returns. Nevertheless, our investment goal for the Portfolio is to provide competitive rates of return while also incurring a low level of volatility. This does not mean that we will produce exceptional returns every year, and we have endured similar periods of temporarily disappointing results in our 19-year history. However, we firmly believe that the Portfolio will be exceptionally well served by our approach over the next several quarters.

                             The Legends Fund, Inc.

                                  June 30, 1997


                   RENAISSANCE BALANCED PORTFOLIO (CONTINUED)

Since late April, declines in interest rates and advances in stock earnings have slightly raised the attractiveness of stocks. However, current prices in the stock market tend to already discount much good news regarding the economy. Either continued gains in corporate earnings, a decline in stock prices, or further declines in interest rates, would be necessary before the current overvaluation of stocks relative to bonds becomes eliminated.

                             The Legends Fund, Inc.

                                 June 30, 1997


                        ZWEIG ASSET ALLOCATION PORTFOLIO

             Comparison of change in value of $10,000 investment in
                Zweig Asset Allocation Portfolio and the S&P 500


                                     [GRAPH]

Date                         Zweig Asset
                             Allocation Portfolio      S&P 500

      12/14/92                            $10,000                    $10,000
        Dec 92                            $10,000                    $10,088
        Jun 93                            $10,810                    $10,579
        Dec 93                            $11,495                    $11,102
        Jun 94                            $11,485                    $10,727
        Dec 94                            $11,536                    $11,248
        Jun 95                            $13,164                    $13,519
        Dec 95                            $14,009                    $15,471
        Jun 96                            $14,620                    $17,032
        Dec 96                            $16,087                    $19,021
        Jun 97                            $17,343                    $22,939


- Average annual total return since inception: 12.88%.
- Total return for the fiscal year ended June 30, 1997: 18.63%.
- Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity certificates.
- Portfolio commenced operations on December 14, 1992.
- Past performance is not predictive of future performance.

                             The Legends Fund, Inc.

                                  June 30, 1997


                  ZWEIG ASSET ALLOCATION PORTFOLIO (CONTINUED)

For the fiscal year ended June 30, 1997, the Portfolio returned 18.6% with an average market exposure of 56%. Our benchmark S&P 500 Index returned 34.7%. The performance shortfall was largely due to our significantly reduced market exposure, which we maintained in deference to the readings of our research.

Our monetary research was neutral for the second half of 1996. In early 1997, the Federal Reserve raised interest rates in a preemptive strike against inflation. Partly for this reason, bond yields rose to over 7%, and the combination of these factors caused our monetary work to downtick. In addition, sector performance (cyclical stocks outperforming consumer stocks) suggested continuing strength in the economy, causing our monetary indicators to fall well below the neutral reading. This, in combination with our sentiment indicators, which had been showing dangerous levels of optimism for several months, caused us to reduce our exposure to approximately 50% in March. Bond prices began to rally in late April, however, due to a number of factors. First, the economy slowed marginally. Second, inflation data showed little threat. Third, budget news out of Washington was extremely favorable. As bond yields dropped, we systematically added to our exposure. As of June 30, 1997, we were 62% invested. As of the date of this report we are 75% invested.

Our stock selection, which has worked well for us over the life of the Portfolio, has lagged recently, contributing further to our underperformance. We select stocks with above-average growth rates and below-average valuation. But today's top-performing stocks are the very largest companies, which are selling at high prices relative to their earnings. The Portfolio is more heavily weighted to the mid-sized companies that are trading at what we consider more reasonable prices.

Some industry groups did well for us during the twelve months. In the consumer cyclical group, the stocks of retailing companies have benefited from strong consumer spending and high levels of consumer confidence. In the financial sector, brokerage stocks are doing well as the market continues to climb. The Portfolio's airline stocks held us back in late 1996, but have earned strong returns in 1997 because business travel, the most profitable area of the airline business, has increased dramatically with the strong economy, and pricing is firm.

Our holdings in utilities have held us back this year. We continue to hold them, however, because their earnings are far more stable than that of most growth stocks, while we believe their valuations make them good buys.

                             The Legends Fund, Inc.

                                  June 30, 1997


                      NICHOLAS-APPLEGATE BALANCED PORTFOLIO

             Comparison of change in value of $10,000 investment in Nicholas-Applegate Balanced Portfolio, the S&P 500, and a composite index consisting of 60% of the S&P 500 and 40% of Lehman Brothers Intermediate
                              Treasury Bond Index.


                                     [GRAPH]

                                         60% of the S&P
                                         500 and 40% of
                                         Lehman Brothers
                                         Intermediate
                 Nicholas-Applegate      Treasury Bond
Date             Balanced Portfolio      Index              S&P


       12/3/92              $10,000               $10,000        $10,000
        Dec 92              $10,300               $10,143        $10,088
        Jun 93              $11,500               $10,676        $10,579
        Dec 93              $11,772               $11,089        $11,102
        Jun 94              $11,301               $10,723        $10,727
        Dec 94              $11,738               $11,063        $11,248
        Jun 95              $13,326               $12,795        $13,519
        Dec 95              $14,087               $14,151        $15,471
        Jun 96              $15,129               $14,997        $17,032
        Dec 96              $16,264               $16,288        $19,021
        Jun 97              $17,266               $18,462        $22,939


- Average annual total return since inception: 12.68%.
- Total return for the fiscal year ended June 30, 1997: 14.12%.
- Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity certificates.
- Portfolio commenced operations on December 3, 1992.
- Past performance is not predictive of future performance.

                             The Legends Fund, Inc.

                                  June 30, 1997


                NICHOLAS-APPLEGATE BALANCED PORTFOLIO (CONTINUED)

The Portfolio lagged a passive mix of S&P 500 stocks and bonds during the period, due largely to unusual market conditions. Extreme market narrowness during most of the term favored large capitalization "blue chip" stocks while smaller and high earnings-growth companies were ignored at best.

Overall, the fiscal year ended June 30, 1997 was dominated by large cap stocks, with a slight bias toward the "value" style. As one moves down the capitalization spectrum, the market's favoritism of large cap stocks over smaller cap, and value stocks over growth becomes more pronounced. For example, the S&P 500 index returned 34.7% while the Russell 2000 Growth Index, a benchmark of small capitalization growth stocks, returned only 4.5%. Divergence of this magnitude is unprecedented.

The fourth quarter of 1996 and the first quarter of 1997 were particularly harsh for high-growth stocks. Concerns about renewed inflation and the prospects of higher interest rates scared investors away from high-growth and higher price-to-earnings stocks while larger capitalization, value-oriented stocks remained in positive territory.

The second quarter of 1997 saw a more evenly distributed market where no investment style was particularly advantaged or disadvantaged. Small and "mid-cap" stocks kept pace with large stocks, and growth stocks performed in line with value stocks. This broadening of the market was encouraging after the extremely narrow market we saw over the prior quarters. Continued broadening into the higher growth segments should provide very favorable conditions for our discipline.

Growth stock investing is founded on the fundamental relationship between a company's earnings and its stock price. In seeking superior returns, Nicholas-Applegate invests in companies that we feel have the best potential for positive earnings acceleration. We are excited about and confident in the stocks in the Portfolio and their potential to provide outstanding performance.

                             The Legends Fund, Inc.

                                  June 30, 1997


             HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO

Comparison of change in value of $10,000 investment in Harris Bretall Sullivan & Smith Equity Growth Portfolio and the S&P 500


                                     [GRAPH]

                 Harris Bretall
                 Sullivan & Smith
                 Equity Growth
Date             Portfolio           S&P 500
        12/8/92             $10,000                 $10,000
         Dec 92             $10,050                 $10,088
         Jun 93              $9,710                 $10,579
         Dec 93             $10,050                 $11,102
         Jun 94              $9,360                 $10,727
         Dec 94             $10,460                 $11,248
         Jun 95             $12,850                 $13,519
         Dec 95             $13,771                 $15,471
         Jun 96             $14,597                 $17,032
         Dec 96             $15,692                 $19,021
         Jun 97             $19,010                 $22,939


- Average annual total return since inception: 15.12%.
- Total return for the fiscal year ended June 30, 1997: 30.23%.
- Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity certificates.
- Portfolio commenced operations on December 8, 1992.
- Past performance is not predictive of future performance.

                             The Legends Fund, Inc.

                                  June 30, 1997


      HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO (CONTINUED)

For the fiscal year ended June 30, 1997, the Portfolio returned 30.2%. The Portfolio performed well again during the quarter ended June 30, 1997, earning 18.0%, a return greater than the S&P 500. In large part, the performance results stem from the selection of high quality, large capitalization growth companies, which have attracted capital in the current economic environment.

Most clients and investors have been wondering when the good times will end and if the stock market is overvalued; our answer to this concern is that the market seems poised for a major, long-term Bull Run. Our internal models show that the market appears fairly valued, given the current level of interest rates, inflation, and corporate earnings growth. The lack of inflationary pressure, the strength of the U.S. Dollar, the productivity gains made through the increased use of technology, and the shrinking federal budget deficit all have led to lower interest rates, and higher stock prices.

The stock market advance will very likely continue as long as inflation remains tame, and corporate earnings continue to grow. Federal Reserve Board Chairman Alan Greenspan's recent Humphrey-Hawkins testimony was quite positive for financial markets. He described the current economic environment as "exceptional;" this marks a change from his caution to market investors of "irrational exuberance" from last December. What prompted this change? We sense that Chairman Greenspan has finally adopted a more modern view of the economic system. He sees how productivity increases can extend the current economic expansion without inflationary pressures.

Looking forward, the companies that have the ability to expand output because of revenue opportunities will continue to command higher earnings multiples due to their consistent earnings growth. One of the reasons we have a strong commitment to technology stocks is that we see the cost reducing benefits of technology hardware and software and the enhanced marginal revenue produced. Our technology advantage in the U.S. should help our companies compete successfully in international business.

The recent expansion of NATO to include Russia furthers the argument for the large capitalization growth companies that is the focus of the Portfolio. Companies such as Microsoft, Coca Cola, General Electric, McDonald's, Colgate-Palmolive, Disney, Citicorp and Pfizer have all benefited from the increased international trade opportunities established with the end of the Cold War. We invest in world class economic powers that are already positioned well for the increased international competition.

                             The Legends Fund, Inc.

                                  June 30, 1997


      HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO (CONTINUED)

Our outlook for the future remains positive. With a group of high quality, large cap stocks, our Portfolio has performed very well. Historically, however, when the cycle changes and corporate earnings slow, it is our Portfolio of growth stocks that enjoy the relative earnings advantage. Since we are still enjoying an expanding economy, our best times still seem ahead of us.

We remain steadfast in our prediction of the Dow reaching the 10,000 level approaching the year 2000, and we see the long-term economic conditions set for that move forward.

                             The Legends Fund, Inc.

                                  June 30, 1997


                             DREMAN VALUE PORTFOLIO

             Comparison of change in value of $10,000 investment in
                     Dreman Value Portfolio and the S&P 500


                                     [GRAPH]
                     Dreman Value
Date                 Portfolio                       S&P 500

          12/14/92                        $10,000               $10,000
            Dec 92                        $10,180               $10,088
            Jun 93                        $10,450               $10,579
            Dec 93                        $10,820               $11,102
            Jun 94                        $10,740               $10,727
            Dec 94                        $10,736               $11,248
            Jun 95                        $12,886               $13,519
            Dec 95                        $15,622               $15,471
            Jun 96                        $16,909               $17,032
            Dec 96                        $19,452               $19,021
            Jun 97                        $22,621               $22,939



- Average annual total return since inception: 19.67%.
- Total return for the fiscal year ended June 30, 1997: 33.78%.
- Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity certificates.
- Portfolio commenced operations on December 14, 1992.
- Past performance is not predictive of future performance.

                             The Legends Fund, Inc.

                                  June 30, 1997


                       DREMAN VALUE PORTFOLIO (CONTINUED)

Investment returns for the fiscal year ended June 30, 1997 have been excellent. The market as measured by the S&P 500 appreciated 34.7%. This rate of return exceeded the return forecast by even the most bullish of the Wall Street prognosticators. Fundamentally, stock prices have been buoyed by continued growth in the U.S. and global economies, relatively low inflation, a benign bond market, moderately higher corporate profits and favorable actions in Washington to deal with current and future fiscal affairs. In this context, continued robust money flows to equity mutual funds from the public as well as continuing investment from overseas investors to U.S. equities has provided a favorable supply demand balance for equities. This fundamental and psychological backdrop has proven more powerful than the Federal Reserve Board's interest rate hike and the prior concerns of more increases to follow. The volatility in the market has been extreme as investor perceptions and expectations have been far more mercurial than warranted by the underlying fundamentals.

The reason for this large performance disparity between the funds and the S&P 500 relates to the two-tier performance within the market or what has become known as the "Nifty Fifty" effect. Fifty large capitalization stocks which comprise the Morgan Stanley Nifty Fifty Index, and incidentally about 40% of the capitalization weighted S&P 500 Index, have performed materially better than the S&P 500 and have overwhelmed the return of the average stock within the index. These securities have benefited from the current fad toward indexation. For perspective, the Morgan Stanley Nifty Fifty Index is up 41.7% for the last 12 months, well above the 34.7% return of the S&P 500 Index and the 27.5% return of the average stock within the index. Narrow two-tier markets such as this have appeared periodically in years past only to be followed by a reversion to the mean and a more normal distribution of returns among securities.

With the market hovering around the 8,000 level for the Dow Jones Industrials, the fact that most stocks have not faired as well suggests that some good values are still available for patient investors. We have focused our research effort on laggard stocks and groups currently down in price due to short term fundamental or psychological problems. Securities of this ilk have found their way onto our watch list and selectively into the Portfolio.

The Portfolio has performed well in a strong market setting in which relative performance has been difficult to achieve. Results have been consistent with continuing strong performance from our financial, consumer staple and consumer cyclical sectors. The Portfolio continues to be well diversified in terms of industry and security concentrations, while achieving P/E that is below market, a dividend yield that is above market, earnings that are growing faster than market, and financial qualities that are superior to market.

                             The Legends Fund, Inc.

                                  June 30, 1997


                       ZWEIG EQUITY (SMALL CAP) PORTFOLIO

             Comparison of change in value of $10,000 investment in Zweig Equity (Small Cap) Portfolio and the Value Line Geometric Index


                                     [GRAPH]

                Zweig Equity (Small         Value Line
Date            Cap) Portfolio              Geometric Index
       12/14/92                  $10,000            $10,000
         Dec 92                  $10,000            $10,106
         Jun 93                  $10,110            $10,611
         Dec 93                  $10,864            $11,260
         Jun 94                  $10,763            $10,482
         Dec 94                  $10,797            $10,582
         Jun 95                  $11,881            $11,862
         Dec 95                  $13,076            $12,624
         Jun 96                  $14,102            $13,509
         Dec 96                  $15,500            $14,311
         Jun 97                  $16,975            $16,010


- Average annual total return since inception: 12.35%.
- Total return for the fiscal year ended June 30, 1997: 20.37%.
- Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity certificates.
- Portfolio commenced operations on December 14, 1992.
- Past performance is not predictive of future performance.

                             The Legends Fund, Inc.

                                  June 30, 1997


                 ZWEIG EQUITY (SMALL CAP) PORTFOLIO (CONTINUED)

We are quite gratified by our performance over the twelve months ended June 30, 1997. During this period, the Portfolio returned 20.4%, surpassing the Value Line Geometric Index, which returned 18.5% and the Russell 2000, which returned 16.3%. We were able to achieve this performance while keeping market exposure at an average level of 57%. These results show that, although our Portfolio pursues a risk-averse strategy, it can shine even in bull markets.

The Portfolio's superior performance is due to our strategy of participating solidly on the upside, as our stock selection allowed us to do, and limited losses during declines, which we did in the summer of 1996. Our reduced market exposure at the time--under 65%--helped us avoid the pitfalls that beset our fully invested peers. Our stock selection style, which focuses on stocks with above-average earnings growth and below-average valuations, helped as well. Funds that owned stocks with high price-earnings ratios were much harder hit last summer than we were.

Our significant holdings in the financial services sector helped us during the past twelve months. The extended bull market has meant rising stock prices for brokerage firms. The favorable interest rate environment has benefited insurers. Small regional banks have also benefited from the increased prosperity.

Basic materials stocks, another large holding in the Portfolio, are performing well as a result of the strong economy. These companies prepare the materials that are used in industry and building, such as cement and chemicals. Our overweighting in capital goods stocks has added to the Portfolio's performance as well. These companies make heavy machinery, which is in demand given the growth in the economy.

                             The Legends Fund, Inc.

                                  June 30, 1997


                         PINNACLE FIXED INCOME PORTFOLIO

             Comparison of change in value of $10,000 investment in
                 Pinnacle Fixed Income Portfolio and the Salomon
                   Brothers Broad Investment-Grade Bond Index


                                     [GRAPH]

                                             Salomon Brothers
                 Pinnacle Fixed              Broad Investment-
Date             Income Portfolio            Grade Bond Index

         1/5/93                   $10,000                  $10,000
         Jun 93                   $10,430                  $10,695
         Dec 93                   $10,564                  $10,979
         Jun 94                   $10,109                  $10,568
         Dec 94                   $10,156                  $10,667
         Jun 95                   $11,229                  $11,894
         Dec 95                   $11,893                  $12,571
         Jun 96                   $11,599                  $12,413
         Dec 96                   $12,111                  $13,027
         Jun 97                   $12,448                  $13,426


- Average annual total return since inception: 5.00%.
- Total return for the fiscal year ended June 30, 1997: 7.33%.
- Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity certificates.
- Portfolio commenced operations on January 5, 1993. Index performance has been prorated to conform to the commencement date of the Portfolio.
- Past performance is not predictive of future performance.

                             The Legends Fund, Inc.

                                  June 30, 1997


                   PINNACLE FIXED INCOME PORTFOLIO (CONTINUED)

Amid signs of slowing growth, subdued inflation, and an active Fed during the six months ending December 31, 1996, a longer-than-benchmark duration strategy had a positive impact on the Portfolio's performance. The Portfolio's aggressive investment in mortgage-backed securities also fueled relative returns as this sector was one of the market's best performers of 1996.

Spurred on by a potential increase in inflation signaled by a strong U.S. economy and a historically tight labor market during the first quarter of 1997, the Fed finally obliged the market during the last week of the first quarter with an as-expected 0.25% increase in the overnight rate from 5.25% to 5.50%. However, during the second quarter of 1997, slower growth combined with benign inflation allowed the Federal Reserve to refrain from additional tightening of monetary policy.

Within that environment during the first half of 1997, we maintained the Portfolio's main themes of overweighting mortgages and investment grade corporates while underweighting U.S. Treasuries. During the second quarter of 1997, the Portfolio's overweighting to the investment grade corporate sector contributed positively to performance. We look to maintain the Portfolio's current sector allocations.

We maintain that the recent slowdown in growth is temporary, as the economy is fundamentally strong and monetary conditions continue to ease. We also support the consensus that there will be a third quarter bounce-back in growth which might lead to Federal Reserve intervention before calendar year-end.

                             The Legends Fund, Inc.

                                  June 30, 1997


                      MORGAN STANLEY ASIAN GROWTH PORTFOLIO

             Comparison of change in value of $10,000 investment in
           Morgan Stanley Asian Growth Portfolio and the MSCI Combined
                          Far East Free Ex-Japan Index


                                     [GRAPH]


                      Morgan Stanley      MSCI Combined Far
                      Asian Growth        East Free Ex-Japan
Date                  Portfolio           Index
             6/15/94             $10,000            $10,000
              Jun 94             $10,000             $9,754
              Dec 94              $9,280             $9,772
              Jun 95             $10,180            $10,456
              Dec 95             $10,279            $10,437
              Jun 96             $10,912            $11,310
              Dec 96             $10,852            $11,396
              Jun 97             $10,812            $11,418


- Average annual total return since inception: 2.60%.
- Total return for the fiscal year ended June 30, 1997: (1.01)%.
- Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity certificates.
- Portfolio commenced operations on June 15, 1994.
- Past performance is not predictive of future performance.

                             The Legends Fund, Inc.

                                  June 30, 1997


                MORGAN STANLEY ASIAN GROWTH PORTFOLIO (CONTINUED)

The Portfolio underperformed the Morgan Stanley Capital International Combined Free Ex-Japan Index during the fiscal year ended June 30, 1997 with a decline of 1.0% in its Net Asset Value ("NAV") versus a rise of 0.9% in the benchmark. The bulk of the underperformance came in the six months ended December 31, 1996 during which the Portfolio trailed the index with a decrease of 0.5% in its NAV compared with a gain of 2.1% in the benchmark. The differential was narrowed in the subsequent six months ended June 30, 1997 with the Portfolio recording a fall of 0.4% compared with an increase of 0.2% in the benchmark.

The performance of the Portfolio was adversely impacted mainly by the holdings of Malaysia and Thailand equities. In Malaysia, two of the Portfolio's significant positions in Genting Berhad and Resorts World Berhad were derated due to the sharp drop in patronage at the highland casinos. Over in Thailand, the Portfolio's holdings in the top three quality bank stocks, Bangkok Bank, Thai Farmers Bank and Siam Commercial Bank were drawn down by the selloff in the market as investors grew increasingly nervous over the deepening woes of the economy.

The Portfolio, however, managed to claw back some of the underperformance in the latter half of the fiscal year as a result of strong contributions from security selections in Hong Kong, Indonesia, Taiwan, and South Korea. In Hong Kong, the Portfolio's performance was boosted by its core holding in HSBC Holdings Plc, which massively outperformed the market on the back of strong earnings growth and favorable interest rate environment. The Portfolio's selective investments in red chips such as Shanghai Industrial and China Resources also saw sterling returns as investors swamped towards quality red chips which offer good proxies to play on the evolving businesses owned by well connected mainland Chinese shareholders.

The Portfolio was also well positioned to capture the turnaround in the electronic sector by its holdings in Samsung Electronics in Korea, which is the largest producer of dynamic random access memory chips in the world, as well as Taiwanese electronics stocks such as Asustek which witnessed a strong surge in order books and profits. Over in Indonesia, the Portfolio's major holding, Astra International, was rerated following the announcement of strong motorcycle and car sales despite threats of potential new competitors.

On asset allocation, the Portfolio saw positive contributions from its overweight position in Hong Kong and its timely underweight position in Malaysia. This was, however, partially offset by the Portfolio's underweight position in Taiwan which significantly outperformed the region and its slightly overweight position in the Thailand market which collapsed.

                             The Legends Fund, Inc.

                                  June 30, 1997


                MORGAN STANLEY ASIAN GROWTH PORTFOLIO (CONTINUED)

At June 30, 1997, the Portfolio was overweighted in Hong Kong (35.9% versus 33.3%), Korea (4.8% versus 5.9%), Singapore (12.5% versus 11.1%) and China (1.1%
versus 0.8%). It was underweighted everywhere else, most notably in Malaysia (15.2% versus 18.4%).

The Portfolio's increased weight in Hong Kong (to 35.9%) stood it in good stead as the Hong Kong market staged a sharp rebound from the first quarter. Euphoria over China concept plays and in particular red chips led the way. Sentiment and liquidity further contributed, as asset injection stories propelled the red chips ever higher while traditional blue chip stocks languished. The rally culminated in an all time high of 15,197 on the Hang Seng Index on June 27, 1997, the last trading day before the Handover. With the Handover complete, red chip fever has subsided and talk of increasing the supply of residential units in Hong Kong has caused the property sector to weaken. The Portfolio will be looking to take its Hong Kong weighting down while shifting towards better value blue chips such as the major property developers if they weaken further.

The Portfolio has also increased its weight in Korea to 4.8% and will continue to look for good values in that market. The Korean economy appears to have bottomed as positive export growth generated its first monthly trade surplus in 30 months. Equally encouraging, there are also signs that the Korean corporate culture is finally changing. The zealousness with which many Korean companies pursued market share gains and top line growth is finally beginning to shift towards interest in the bottom line which should bode well for equity investors.

By contrast, the Portfolio sharply cut its weighting in Malaysia over the last quarter, to 15.2%. Bank Negara's curbs on property lending and stock market margin loans finally forced the economy to confront its problems with the impending oversupply in the property market and an infrastructure spending binge. The subsequent severity of the market fallout indicated an overstretched market. Although the long term fundamentals for Malaysia remain good, short term prospects are not promising, especially in the aftermath of the fallout from the depegging of the Thai baht. The Portfolio is looking to maintain its underweight in Malaysia barring unforeseen positive developments.

The Portfolio's weighting in Thailand has been taken down to 4.9%, due to a combination of Portfolio sales and a collapsing market. During the quarter ended June 30, 1997, confidence plummeted as the government resorted to capital controls and jacked up interest rates to fend off the currency speculators. The gloom was further compounded by news of a slowing economy as the mounting financial crisis resulted in the suspension of 16 finance companies. The depegging of the

                             The Legends Fund, Inc.

                                  June 30, 1997


                MORGAN STANLEY ASIAN GROWTH PORTFOLIO (CONTINUED)

Thai baht at the beginning of July is the first step towards addressing the Thai financial crisis. Recovery, however, will be a slow and painful process, and the first sharp rally when the Baht broke is proving hard to sustain. The Portfolio will selectively continue to seek to acquire good companies at "bombed-out" prices, but it is still too early to bet on the Thai market.

The Thai financial crisis and the final depegging of the Thai Baht have brought into focus the common ills of the fast growing Southeast Asian nations. Thailand is further along the economic cycle but the pain it is going through has heightened investors' wariness about the region in general and is likely to prove a dampener on the markets in the near term. The collapse in the Thai market and the correction in Malaysia, Singapore and the Philippines have brought market valuations back to attractive levels, but short term sentiment remains poor.

In summary, the Portfolio will continue to selectively seek to move out of more extended markets like Hong Kong into the more distressed situations in Southeast Asia.

                             The Legends Fund, Inc.

                                  June 30, 1997


                 MORGAN STANLEY WORLDWIDE HIGH INCOME PORTFOLIO

             Comparison of change in value of $10,000 investment in Morgan Stanley Worldwide High Income Portfolio, the J.P. Morgan Emerging Market
Bond Index, and a composite index consisting of 50% of the J.P. Morgan Emerging Market Bond Index and 50% of Lehman Brothers Aggregate Bond Index


                                     [GRAPH]

                                                    50% JP Morgan
                                                    Emerging Market
                                                    Bond Index and
              Morgan Stanley       JP Morgan        50% of Lehman
              Worldwide High       Emerging Market  Brothers Aggregate
Date          Income Portfolio     Bond Index       Bond Index
     6/15/94           $10,000           $10,000          $10,000
      Jun 94           $10,000            $9,580           $9,784
      Dec 94            $9,500            $9,731           $9,909
      Jun 95           $10,400           $10,628          $10,935
      Dec 95           $11,461           $12,319          $12,143
      Jun 96           $12,315           $14,225          $12,987
      Dec 96           $14,268           $17,162          $14,631
      Jun 97           $15,557           $18,925          $15,606


- Average annual total return since inception: 15.63%.
- Total return for the fiscal year ended June 30, 1997: 26.32%.
- Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity certificates.
- Portfolio commenced operations on June 15, 1994. Index performances for the month of June 1994 have been prorated to conform to the commencement date of the Portfolio.
- Past performance is not predictive of future performance.

                             The Legends Fund, Inc.

                                  June 30, 1997


           MORGAN STANLEY WORLDWIDE HIGH INCOME PORTFOLIO (CONTINUED)

For the fiscal year ended June 30, 1997, The Worldwide High Income Portfolio returned 26.3% versus the benchmark return of 20.2%. The Portfolio invests in two primary markets, the emerging markets debt market and the U.S. high yield bond market. Over the past year, our weighting in these two sectors has remained relatively constant with about 60% of the Portfolio in emerging markets and 40% in the U.S. high yield market. These two markets have been the best performing fixed income markets in the world. In addition, our overweighting in the emerging markets sector has been helpful since that sector has outpaced high yield markedly.

Both sectors have benefited from strong economies both at home and abroad. The strong economies have improved corporate and sovereign credit quality. In addition, credit quality spreads narrowed across the board. As many market commentators have stated, we seem to be in a financial sweet spot of good growth and low inflation. These conditions tend to provide the greatest benefit to the most junior securities (common stock) first and then subordinated or risky debt (emerging markets and high yield). This is essentially what we have experienced over the last year.

While our general allocation has remained the same, our allocation within emerging markets has shifted meaningfully. We have diversified our emerging markets position quite a bit. We now have investments in eight Latin countries compared to four a year ago and have reduced our exposure to Brazil by three percentage points. Our largest Latin positions are now in Argentina and Brazil at about 9.5% each and Venezuela and Peru at about 6% each. Venezuela, spurred by higher oil prices, performed very well after lagging the other markets for several years.

We dramatically reduced our exposure to Russia. A year ago nearly 20% of the Portfolio was in Russia. Today Russia accounts for about 2% of the Portfolio. Russia had been one of the best performing markets in the world. We felt it was prudent to take some profits and to spread our risk. Some of the proceeds of the Russian sale funded positions in Africa, namely Algeria, Ivory Coast and Nigeria.

Our positions in the U.S. high yield sector are similarly well diversified. Approximately fifty different credits are represented in the Portfolio. Some of our most profitable investments have been in the telecommunications and cable television sectors. Rapid technological changes have frequently resulted in alliances that have benefited bond holders. The most recent example is Microsoft's announced intention to invest $1 billion into Comcast. This announcement pushed up prices in virtually all cable television securities.

                             The Legends Fund, Inc.

                                  June 30, 1997


           MORGAN STANLEY WORLDWIDE HIGH INCOME PORTFOLIO (CONTINUED)

The outlook continued to look good, probably too good for most people's comfort. At this point, everyone seems to be looking for the first signs of inflation pressures. So far none have managed to push the inflation statistics higher. The other fear is that the Federal Reserve will make a preemptive strike and raise short term interest rates. So far this has not happened. Longer term rates have declined while shorter rates have remained firm resulting in a flatter yield curve.

In nearly all of the financial markets, valuations are at levels that most market participants have never seen. We believe the high interest income and the move to freer markets and better credit quality will continue to make the Worldwide High Income Portfolio a sound investment vehicle.